================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-47371) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.

                        POST-EFFECTIVE AMENDMENT NO. 44

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 45


                             VANGUARD FIXED INCOME
                             SECURITIES FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             100 VANGUARD BOULEVARD
                             MALVERN, PA 19355-0741
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

           IT IS HEREBY REQUESTED THAT THIS FILING BECOME EFFECTIVE:

             on May 9, 1997, pursuant to paragraph (b) of Rule 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.


     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24f-2 NOTICE FOR THE YEAR ENDED JANUARY 31, 1997 ON MARCH 13, 1997.


================================================================================

                  VANGUARD FIXED INCOME SECURITIES FUND, INC.

                             CROSS REFERENCE SHEET

 FORM N-1A
ITEM NUMBER                                                         LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Highlights
    Item 3.   Condensed Financial Information...............   Financial Highlights
    Item 4.   General Description of Registrant.............   Investment Objective; Investment
                                                               Limitations; Investment Policies;
                                                               General Information
    Item 5.   Management of the Fund........................   Directors and Officers; Management of
                                                               the Fund
    Item 6.   Capital Stock and Other Securities............   Opening an Account and Purchasing
                                                               Shares; Selling Your Shares; The
                                                               Share Price of Each Portfolio;
                                                               Dividends, Capital Gains and Taxes;
                                                               General Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Opening an Account and
                                                               Purchasing Shares
    Item 8.   Redemption or Repurchase......................   Selling Your Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

 FORM N-1A                                                             LOCATION IN STATEMENT
ITEM NUMBER                                                          OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Investment Objective and Policies;
                                                               General Information
   Item 13.   Investment Objective and Policies.............   Investment Objective and Policies;
                                                               Investment Limitations
   Item 14.   Management of the Fund........................   Management of the Fund; Investment
                                                               Management
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund; General
                                                               Information
   Item 16.   Investment Advisory and Other Services........   Management of the Fund; Investment
                                                               Management
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   General Information; Financial
                                                               Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Not Applicable
   Item 23.   Financial Statements..........................   Financial Statements

================================================================================
LOGO                                              A Member of The Vanguard Group
================================================================================


PROSPECTUS -- MAY 9, 1997

--------------------------------------------------------------------------------

NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE
AND POLICIES          Vanguard Fixed Income Securities Fund, Inc. (the "Fund")
                      is an open-end diversified investment company that seeks
                      to provide investors with a high level of current income
                      consistent with the maintenance of principal and
                      liquidity. The Fund consists of nine distinct Portfolios,
                      each of which invests in fixed-income securities within
                      prescribed maturity and credit quality standards. This
                      prospectus pertains to each of the Fund's Portfolios,
                      except the High Yield Corporate Portfolio, which is
                      offered in a separate prospectus. There is no assurance
                      that any of the Fund's Portfolios will achieve their
                      stated objective. Shares of the Fund are neither insured
                      nor guaranteed by any agency of the U.S. Government,
                      including the FDIC.
--------------------------------------------------------------------------------

OPENING AN
ACCOUNT To open a regular (non-retirement) account, please complete and return the Account Registration Form. If you need assistance in completing this Form, please call the Investor Information Department. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this form, call 1-800-662-7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). The minimum initial investment is $3,000 per Portfolio or $1,000 for Uniform Gifts/Transfers to Minors Act accounts. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Fund incurs expenses for investment advisory, management, administrative, and distribution services.
--------------------------------------------------------------------------------


ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Fund before you invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. This Statement is dated May 9, 1997; and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling the Investor
                      Information Department.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                  Page
Highlights........................   2
Fund Expenses.....................   5
Financial Highlights..............   6
Yield and Total Return............  11
FUND INFORMATION
Investment Objective..............  11
Investment Policies...............  11
Investment Risks..................  16
Who Should Invest.................  19
Implementation of Policies........  20
Investment Limitations............  24
Management of the Fund............  25
Investment Advisers...............  26
Dividends, Capital Gains
  and Taxes.......................  29
The Share Price of
  Each Portfolio..................  30
General Information...............  31

                                  Page
SHAREHOLDER GUIDE
Opening an Account and
  Purchasing Shares...............  32
When Your Account Will
  Be Credited.....................  35
Selling Your Shares...............  36
Exchanging Your Shares............  39
Important Information About
  Telephone Transactions..........  40
Transferring Registration.........  41
Other Vanguard Services...........  41


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   HIGHLIGHTS

OBJECTIVE AND
POLICIES The Fund is a no-load, open-end diversified investment company that seeks to provide investors with a high level of income consistent with the maintenance of principal and liquidity. The Fund consists of nine distinct Portfolios, each of which invests in fixed-income securities within prescribed maturity and quality standards. There is no assurance that the Fund will achieve its stated
                      objective.                                         PAGE 11
--------------------------------------------------------------------------------

NINE SEPARATE
PORTFOLIOS            The investment characteristics of each Portfolio are
                      summarized in the chart below. As illustrated, the Fund
                      consists of three short-term Portfolios, three
                      intermediate-term Portfolios, two long-term Portfolios,
                      and a high-risk Portfolio investing in low-quality
                      bonds.                                          PAGE 11

                                 PORTFOLIO SUMMARY
------------------------------------------------------------------------------------

                                            PRIMARY                EXPECTED
             PORTFOLIO                    INVESTMENTS          AVERAGE MATURITY
------------------------------------------------------------------------------------
  Short-Term U.S. Treasury            U.S. Treasury bonds         1-3 years

  Short-Term Federal                    U.S. Government           1-3 years
                                          agency bonds

  Short-Term Corporate                  Investment grade          1-3 years
                                        corporate bonds
------------------------------------------------------------------------------------
  Intermediate-Term U.S. Treasury     U.S. Treasury bonds         5-10 years

  GNMA                                   GNMA mortgage          Intermediate*
                                          certificates

  Intermediate-Term Corporate           Investment grade          5-10 years
                                        corporate bonds
------------------------------------------------------------------------------------
  Long-Term U.S. Treasury             U.S. Treasury bonds        15-30 years

  Long-Term Corporate                   Investment grade         15-25 years
                                        corporate bonds
------------------------------------------------------------------------------------
  High Yield Corporate**               Speculative grade        Intermediate*
                                        corporate bonds
------------------------------------------------------------------------------------

 * While neither the GNMA nor the High Yield Corporate Portfolios observe specific maturity guidelines, each is expected to maintain an intermediate-term average weighted maturity.
** The High Yield Corporate Portfolio is offered by a separate prospectus, which may be obtained by calling 1-800-662-7447.
--------------------------------------------------------------------------------

RISK
CHARACTERISTICS       Investors in the Fund are exposed to four types of risk
                      from fixed-income securities. (1) INTEREST RATE RISK is the potential for fluctuations in bond prices due to changing interest rates. (2) INCOME RISK is the potential for a decline in a Portfolio's income due to falling market interest rates. (3) CREDIT RISK is the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Portfolio. (4)
                      PREPAYMENT RISK (for mortgage-backed securities) or CALL
                      RISK (for corporate bonds) is the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid (or "called") prior to maturity, requiring a Portfolio to invest the proceeds at generally lower interest rates.

                      The following chart summarizes interest rate, credit, income and prepayment/call risks for each of the eight Portfolios of the Fund offered by this Prospectus. As shown, interest rate risk should be low for the three short-term Portfolios, moderate for the three intermediate-term Portfolios, and high for the two long-term Portfolios. PAGE 16

                                                         RISK SUMMARY
                        ------------------------------------------------------------------------------

                                                   INTEREST     INCOME       CREDIT       PREPAYMENT/
                               PORTFOLIO          RATE RISK      RISK         RISK         CALL RISK
                        ------------------------------------------------------------------------------
                          Short-Term U.S.            Low         High      Negligible     Negligible
                            Treasury
                          Short-Term Federal         Low         High       Very Low          Low
                          Short-Term Corporate       Low         High         Low         Negligible
                        ------------------------------------------------------------------------------
                          Intermediate-Term         Medium      Medium     Negligible     Negligible
                            U.S. Treasury
                          GNMA                      Medium      Medium     Negligible        High
                          Intermediate-Term         Medium      Medium        Low             Low
                            Corporate
                        ------------------------------------------------------------------------------
                          Long-Term U.S.             High         Low      Negligible     Negligible
                            Treasury
                          Long-Term Corporate        High         Low         Low           Medium
                        ------------------------------------------------------------------------------

--------------------------------------------------------------------------------


THE VANGUARD
GROUP The Fund is a member of The Vanguard Group of Investment Companies, a group of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $250 billion. The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly owned by the Vanguard funds, provides all corporate management, administrative, distribution, and shareholder accounting services on an at-cost basis to the funds in the Group. As a result, Vanguard's operating expenses are substantially lower than
                      those of the mutual fund industry.                 PAGE 25

--------------------------------------------------------------------------------


INVESTMENT
ADVISERS Wellington Management Company, LLP serves as investment adviser to the GNMA and Long-Term Corporate Portfolios. Vanguard's Fixed Income Group provides investment advisory services on an at-cost basis to the three Short-Term Portfolios, the two Intermediate-Term Portfolios and the Long-Term U.S. Treasury Portfolio.


                                                                         PAGE 26

--------------------------------------------------------------------------------

DIVIDEND POLICY       Each Portfolio declares a dividend each business day based on its ordinary income. Dividends are paid on the first
                      business day of each month. Net capital gains (excess of
                      long- and short-term capital gains over capital losses),
                      if any, will be distributed annually. Dividend and capital gains distributions may be received in cash or reinvested
                      in additional shares.                              PAGE 29
--------------------------------------------------------------------------------

TAXES Dividends paid by the Fund's Portfolios are generally subject to federal, state and local income taxes. However, it is expected that most of the income paid by the Short-Term, Intermediate-Term, and Long-Term U.S. Treasury Portfolios, and a meaningful portion of the income from the Short-Term Federal Portfolio, will be attributable to U.S. Treasury and other "direct" Government obligations. Such income may be exempt from state and local taxes, depending on state and local tax laws. Any capital gains distributions from a Portfolio are subject to federal income tax, as well as any applicable state and local taxes. A sale of shares -- whether by outright redemption, checkwriting redemption or an exchange -- is a taxable
                      event and may result in a capital gain or loss.    PAGE 29
--------------------------------------------------------------------------------

PURCHASING
SHARES You may purchase shares by mail, wire, or exchange from another Vanguard Portfolio. The minimum initial investment is $3,000 per Portfolio ($1,000 for Individual Retirement Accounts and Uniform Gifts/Transfers to Minors Act accounts); the minimum for subsequent investments is $100. There are no sales commissions or 12b-1 fees. PAGE 32
--------------------------------------------------------------------------------

SELLING SHARES        You may redeem shares of each Portfolio by mail, telephone or check. Telephone redemption proceeds may be received by mail or by wire. There is no charge for redemptions,
                      except for wire withdrawals under $5,000, which are
                      subject to a $5 charge. (Your bank may also impose a fee
                      upon receipt of a wire.) Each Portfolio's share price is
                      expected to fluctuate, and at the time of redemption may
                      be more or less than at the time of initial purchase,
                      resulting in a gain or loss.                       PAGE 36
--------------------------------------------------------------------------------

SERVICES TO
SHAREHOLDERS          The Fund offers free checkwriting services (minimum $250
                      per check) for easy access to your account balance.   PAGE
                      36

                      The Fund also offers other special services: Fund Express, for electronic transfers between the Fund and your bank account; and Tele-Account, for 24-hour telephone access to your Fund account balance and certain transactions. PAGE 42
--------------------------------------------------------------------------------

SPECIAL
CONSIDERATIONS        (1) Each Portfolio, except the Short-Term Federal
                      Portfolio, may invest a portion of its assets in bond
                      (interest rate) futures contracts and options; each
                      Portfolio may hold restricted securities. The Short-Term
                      Corporate, Intermediate-Term Corporate and Long-Term
                      Corporate Portfolios may invest in securities of foreign
                      issuers.                                           PAGE 21

                      (2) Each Portfolio may lend its securities.        PAGE 22
--------------------------------------------------------------------------------

FUND EXPENSES         The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Fund. These expenses and fees are based upon those incurred for the fiscal year ended January 31, 1997.


                                         SHORT-TERM         SHORT-TERM        SHORT-TERM     INTERMEDIATE-TERM
                                        U.S. TREASURY        FEDERAL           CORPORATE       U.S. TREASURY
   SHAREHOLDER TRANSACTION EXPENSES       PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases.......       None              None               None              None
Sales Load Imposed on Reinvested
  Dividends...........................       None              None               None              None
Redemption Fees*......................       None              None               None              None
Exchange Fees.........................       None              None               None              None


                                         SHORT-TERM         SHORT-TERM        SHORT-TERM     INTERMEDIATE-TERM
                                        U.S. TREASURY        FEDERAL           CORPORATE       U.S. TREASURY
    ANNUAL FUND OPERATING EXPENSES        PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------
Management & Administrative
  Expenses............................       0.19%             0.19%              0.19%             0.19%
Investment Advisory Fees..............       0.01              0.01               0.01              0.01
12b-1 Fees............................       None              None               None              None
Other Expenses
  Distribution Costs..................       0.03%             0.03%              0.03%             0.03%
  Miscellaneous Expenses..............       0.02              0.02               0.02              0.02
                                        ---------       ------------         ---------       -----------
Total Other Expenses..................       0.05              0.05               0.05              0.05
                                        ---------       ------------         ---------       -----------
         TOTAL OPERATING EXPENSES.....       0.25%             0.25%              0.25%             0.25%
                                        ==========      =============        ==========      ============


                                                        INTERMEDIATE-TERM      LONG-TERM         LONG-TERM
                                            GNMA            CORPORATE        U.S. TREASURY       CORPORATE
   SHAREHOLDER TRANSACTION EXPENSES       PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases.......       None              None               None              None
Sales Load Imposed on Reinvested
  Dividends...........................       None              None               None              None
Redemption Fees*......................       None              None               None              None
Exchange Fees.........................       None              None               None              None


                                                        INTERMEDIATE-TERM      LONG-TERM         LONG-TERM
                                            GNMA            CORPORATE        U.S. TREASURY       CORPORATE
    ANNUAL FUND OPERATING EXPENSES        PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------
Management & Administrative
  Expenses............................       0.21%             0.19%              0.19%             0.21%
Investment Advisory Fees..............       0.01              0.01               0.01              0.03
12b-1 Fees............................       None              None               None              None
Other Expenses
  Distribution Costs..................       0.02%             0.03%              0.03%             0.02%
  Miscellaneous Expenses..............       0.03              0.02               0.02              0.02
                                        ---------       ------------         ---------       -----------
Total Other Expenses..................       0.05              0.05               0.05              0.04
                                        ---------       ------------         ---------       -----------
         TOTAL OPERATING EXPENSES.....       0.27%             0.25%              0.25%             0.28%
                                        ==========      =============        ==========      ============


 * Wire redemptions of less than $5,000 are subject to a $5 processing fee.

                      The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.


                                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                   ------   -------   -------   --------
                        Short-Term U.S. Treasury Portfolio.......    $3       $ 8       $14       $ 32
                        Short-Term Federal Portfolio.............    $3       $ 8       $14       $ 32
                        Short-Term Corporate Portfolio...........    $3       $ 8       $14       $ 32
                        Intermediate-Term U.S. Treasury
                          Portfolio..............................    $3       $ 8       $14       $ 32
                        Intermediate-Term Corporate Portfolio....    $3       $ 8       $14       $ 32
                        GNMA Portfolio...........................    $3       $ 9       $15       $ 34
                        Long-Term U.S.Treasury Portfolio.........    $3       $ 8       $14       $ 32
                        Long-Term Corporate Portfolio............    $3       $ 9       $16       $ 36


                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------


FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each period have been audited by Price
                      Waterhouse LLP, independent accountants, whose reports on the financial statements which contains this information were unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1997 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional
                      Information and in this Prospectus, and which appear, along with the reports of Price Waterhouse LLP, in the Fund's 1997 Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1997 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.

                                                          -----------------------------------------------------------------
                                                                              SHORT-TERM U.S. TREASURY
                                                                                      PORTFOLIO
                                                          -----------------------------------------------------------------
                                                                     YEAR ENDED JANUARY 31,
                                                         ----------------------------------------------       OCT. 28, 1991,+
                                                        1997       1996       1995       1994       1993      TO JAN. 31, 1992
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................  $10.36     $ 9.89     $10.41     $10.41     $10.12          $10.00
                                                       ------     ------     ------     ------     ------     -----------
INVESTMENT OPERATIONS
  Net Investment Income..............................    .586       .625       .532       .486       .528            .140
  Net Realized and Unrealized Gain (Loss) on
    Investments......................................   (.200)      .470      (.500)      .079       .332            .120
                                                       ------     ------     ------     ------     ------     -----------
    TOTAL FROM INVESTMENT OPERATIONS.................    .386      1.095       .032       .565       .860            .260
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income...............   (.586)     (.625)     (.532)     (.486)     (.528)          (.140)
  Distributions from Realized Capital Gains..........      --         --      (.020)     (.079)     (.042)             --
                                                       ------     ------     ------     ------     ------     -----------
    TOTAL DISTRIBUTIONS..............................   (.586)     (.625)     (.552)     (.565)     (.570)          (.140)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......................  $10.16     $10.36     $ 9.89     $10.41     $10.41          $10.12
========================================================================================================================
TOTAL RETURN.........................................    3.89%     11.37%      0.40%      5.54%      8.74%           2.60%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions).................  $  970     $  919     $  754     $  729     $  526          $  102
Ratio of Expenses to Average Net Assets..............    0.25%      0.27%      0.28%      0.26%      0.26%           0.26%*
Ratio of Net Investment Income to Average Net
  Assets.............................................    5.77%      6.14%      5.33%      4.64%      5.12%           5.22%*
Portfolio Turnover Rate..............................      86%        93%       126%        86%        71%             40%


* Annualized.
+ Commencement of operations.


                                     ---------------------------------------------------------------------------------------
                                                         SHORT-TERM FEDERAL PORTFOLIO
                                   -----------------------------------------------------------------------
                                                            YEAR ENDED JANUARY 31,
                                   -----------------------------------------------------------------------       DEC. 31, 1987,+
                                 1997     1996     1995     1994     1993     1992     1991     1990     1989    TO JAN. 31, 1988
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $10.28   $ 9.79   $10.38   $10.38   $10.31   $10.08   $ 9.89   $ 9.78   $10.05        $10.00
                                ------   ------   ------   ------   ------   ------   ------   ------   ------   -----------
INVESTMENT OPERATIONS
  Net Investment Income.......    .615     .601     .550     .522     .609     .720     .801     .842     .817          .050
  Net Realized and Unrealized
    Gain (Loss) on
    Investments...............   (.170)    .490    (.580)    .110     .232     .307     .190     .110    (.270)         .050
                                ------   ------   ------   ------   ------   ------   ------   ------   ------   -----------
    TOTAL FROM INVESTMENT
      OPERATIONS..............    .445    1.091    (.030)    .632     .841    1.027     .991     .952     .547          .100
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income.........   (.615)   (.601)   (.550)   (.522)   (.609)   (.720)   (.801)   (.842)   (.817)        (.050)
  Distributions from Realized
    Capital Gains.............      --       --    (.010)   (.110)   (.162)   (.077)      --       --       --            --
                                ------   ------   ------   ------   ------   ------   ------   ------   ------   -----------
    TOTAL DISTRIBUTIONS.......   (.615)   (.601)   (.560)   (.632)   (.771)   (.797)   (.801)   (.842)   (.817)        (.050)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD......................  $10.11   $10.28   $ 9.79   $10.38   $10.38   $10.31   $10.08   $ 9.89   $ 9.78        $10.05
========================================================================================================================
TOTAL RETURN..................    4.51%   11.43%   (0.21)%   6.23%    8.49%   10.59%   10.46%   10.09%    5.66%         1.01%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions)..................  $1,348   $1,402   $1,474   $1,936   $1,688   $1,274     $508     $228     $159            $6
Ratio of Expenses to Average
  Net Assets..................    0.25%    0.27%    0.28%    0.26%    0.27%    0.26%    0.30%    0.28%    0.32%           --
Ratio of Net Investment Income
  to Average Net Assets.......    6.09%    5.93%    5.53%    4.98%    5.88%    6.98%    8.06%    8.59%    8.50%           --
Portfolio Turnover Rate.......      57%      74%      57%      49%      70%     111%     141%     133%     228%           --


+ Commencement of operations.

                                         -----------------------------------------------------------------------------------
                                                                    SHORT-TERM CORPORATE PORTFOLIO
                                         -----------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                         -----------------------------------------------------------------------------------
                                      1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  YEAR.............................  $10.94   $10.40   $10.94   $10.99   $10.88   $10.50   $10.34   $10.23   $10.43   $10.67
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
INVESTMENT OPERATIONS
  Net Investment Income............    .663     .671     .596     .605     .695     .804     .876     .895     .833     .761
  Net Realized and Unrealized Gain
    (Loss) on Investments..........   (.190)    .540    (.540)    .049     .275     .380     .160     .110    (.200)   (.240)
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    TOTAL FROM INVESTMENT
      OPERATIONS...................    .473    1.211     .056     .654     .970    1.184    1.036    1.005     .633     .521
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income..............   (.663)   (.671)   (.596)   (.605)   (.695)   (.804)   (.876)   (.895)   (.833)   (.761)
  Distributions from Realized
    Capital Gains..................      --       --       --    (.099)   (.165)      --       --       --       --       --
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    TOTAL DISTRIBUTIONS............   (.663)   (.671)   (.596)   (.704)   (.860)   (.804)   (.876)   (.895)   (.833)   (.761)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......  $10.75   $10.94   $10.40   $10.94   $10.99   $10.88   $10.50   $10.34   $10.23   $10.43
========================================================================================================================
TOTAL RETURN.......................    4.52%   11.95%    0.60%    6.11%    9.29%   11.70%   10.47%   10.18%    6.31%    5.16%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
  (Millions).......................  $4,531   $3,873   $2,924   $3,573   $2,811   $1,911     $829     $597     $493     $429
Ratio of Expenses to Average
  Net Assets.......................    0.25%    0.27%    0.28%    0.26%    0.27%    0.26%    0.31%    0.28%    0.34%    0.33%
Ratio of Net Investment Income to
  Average Net Assets...............    6.18%    6.23%    5.66%    5.48%    6.33%    7.44%    8.48%    8.70%    8.17%    7.36%
Portfolio Turnover Rate............      45%      62%      69%      61%      71%      99%     107%     121%     165%     258%



                                                    ----------------------------------------------------------------------
                                                                   INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO
                                                    ----------------------------------------------------------------------
                                                                 YEAR ENDED JANUARY 31,
                                                   -------------------------------------------------       OCT. 28, 1991,+ TO
                                                   1997       1996       1995        1994        1993        JAN. 31, 1992
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............  $10.90     $ 9.76     $ 10.82     $ 10.79     $10.19           $10.00
                                                  ------     ------      ------      ------     ------     ------------
INVESTMENT OPERATIONS
  Net Investment Income.........................    .649       .662        .603        .617       .676             .170
  Net Realized and Unrealized Gain (Loss) on
    Investments.................................   (.530)     1.140      (1.033)       .443       .617             .190
                                                  ------     ------      ------      ------     ------     ------------
    TOTAL FROM INVESTMENT OPERATIONS............    .119      1.802       (.430)      1.060      1.293             .360
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income..........   (.649)     (.662)      (.603)      (.617)     (.676)           (.170)
  Distributions from Realized Capital Gains.....      --         --       (.027)      (.413)     (.017)              --
                                                  ------     ------      ------      ------     ------     ------------
    TOTAL DISTRIBUTIONS.........................   (.649)     (.662)      (.630)     (1.030)     (.693)           (.170)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................  $10.37     $10.90     $  9.76     $ 10.82     $10.79           $10.19
========================================================================================================================
TOTAL RETURN....................................    1.28%     18.96%      (3.90)%     10.09%     13.14%            3.59%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)............  $1,279     $1,226        $848      $1,007       $673             $190
Ratio of Expenses to Average Net Assets.........    0.25%      0.28%       0.28%       0.26%      0.26%            0.26%*
Ratio of Net Investment Income to Average
  Net Assets....................................    6.26%      6.34%       6.05%       5.55%      6.44%            6.47%*
Portfolio Turnover Rate.........................      42%        56%        128%        118%       123%              32%


* Annualized.
+ Commencement of operations.

                                         -----------------------------------------------------------------------------------
                                                                            GNMA PORTFOLIO
                                         -----------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                         -----------------------------------------------------------------------------------
                                      1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  YEAR.............................  $10.45   $ 9.71   $10.39   $10.50   $10.25   $ 9.85   $ 9.54   $ 9.34   $ 9.69   $10.10
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
INVESTMENT OPERATIONS
  Net Investment Income............    .727     .734     .693     .641     .778     .831     .855     .878     .882     .889
  Net Realized and Unrealized Gain
    (Loss) on Investments..........   (.220)    .740    (.673)   (.110)    .250     .400     .310     .200    (.350)   (.410)
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    TOTAL FROM INVESTMENT
      OPERATIONS...................    .507    1.474     .020     .531    1.028    1.231    1.165    1.078     .532     .479
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income..............   (.727)   (.734)   (.693)   (.641)   (.778)   (.831)   (.855)   (.878)   (.882)   (.889)
  Distributions from Realized
    Capital Gains..................      --       --    (.007)      --       --       --       --       --       --       --
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    TOTAL DISTRIBUTIONS............   (.727)   (.734)   (.700)   (.641)   (.778)   (.831)   (.855)   (.878)   (.882)   (.889)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......  $10.23   $10.45   $ 9.71   $10.39   $10.50   $10.25   $ 9.85   $ 9.54   $ 9.34   $ 9.69
========================================================================================================================
TOTAL RETURN.......................    5.15%   15.64%    0.36%    5.18%   10.40%   13.00%   12.85%   11.98%    5.80%    5.30%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
  (Millions).......................  $7,400   $6,998   $5,851   $7,043   $7,167   $5,207   $2,711   $2,128   $1,907   $1,910
Ratio of Expenses to Average
  Net Assets.......................    0.27%    0.29%    0.30%    0.28%    0.29%    0.29%    0.34%    0.31%    0.35%    0.35%
Ratio of Net Investment Income to
  Average Net Assets...............    7.16%    7.22%    7.04%    6.19%    7.38%    8.22%    8.95%    9.25%    9.35%    9.35%
Portfolio Turnover Rate............      12%       7%      35%       2%       7%       1%       1%       9%       8%      22%



                                                                         -----------------------------------------------
                                                                              INTERMEDIATE-TERM CORPORATE PORTFOLIO
                                                                         -----------------------------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                                         ---------------------------    NOV. 1, 1993,+ TO
                                                                          1997       1996       1995      JAN. 31, 1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................................  $10.17     $ 9.07     $10.04        $ 10.00
                                                                         ------     ------     ------    -----------
INVESTMENT OPERATIONS
  Net Investment Income................................................    .639       .658       .587           .125
  Net Realized and Unrealized Gain (Loss) on Investments...............   (.430)     1.100      (.970)          .040
                                                                         ------     ------     ------    -----------
    TOTAL FROM INVESTMENT OPERATIONS...................................    .209      1.758      (.383)          .165
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income.................................   (.639)     (.658)     (.587)         (.125)
  Distributions from Realized Capital Gains............................   (.020)        --         --             --
                                                                         ------     ------     ------    -----------
    TOTAL DISTRIBUTIONS................................................   (.659)     (.658)     (.587)         (.125)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........................................  $ 9.72     $10.17     $ 9.07        $ 10.04
========================================================================================================================
TOTAL RETURN...........................................................    2.29%     19.94%     (3.73)%         1.66%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)...................................    $592       $424       $163            $85
Ratio of Expenses to Average Net Assets................................    0.25%      0.28%      0.28%          0.25%*
Ratio of Net Investment Income to Average Net Assets...................    6.61%      6.70%      6.46%          5.11%*
Portfolio Turnover Rate................................................      85%        78%        97%            74%


* Annualized.
+ Commencement of operations.

                                             -----------------------------------------------------------------------------
                                                                   LONG-TERM U.S. TREASURY PORTFOLIO
                                             -----------------------------------------------------------------------------
                                                                         YEAR ENDED JANUARY 31,
                                             -----------------------------------------------------------------------------
                                       1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................. $10.73   $ 9.23   $10.75   $10.04   $10.14   $ 9.74   $ 9.53   $ 9.28   $ 9.49   $10.28
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
INVESTMENT OPERATIONS
  Net Investment Income..............   .655     .669     .665     .685     .733     .763     .776     .781     .778     .776
  Net Realized and Unrealized Gain
    (Loss) on Investments............  (.877)   1.725   (1.401)    .886     .600     .400     .210     .250    (.210)   (.790)
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    TOTAL FROM INVESTMENT
      OPERATIONS.....................  (.222)   2.394    (.736)   1.571    1.333    1.163     .986    1.031     .568    (.014)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment
    Income...........................  (.655)   (.669)   (.665)   (.685)   (.733)   (.763)   (.776)   (.781)   (.778)   (.776)
  Distributions from Realized Capital
    Gains............................  (.013)   (.225)   (.119)   (.176)   (.700)      --       --       --       --       --
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    TOTAL DISTRIBUTIONS..............  (.668)   (.894)   (.784)   (.861)  (1.433)   (.763)   (.776)   (.781)   (.778)   (.776)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD...................... $ 9.84   $10.73   $ 9.23   $10.75   $10.04   $10.14   $ 9.74   $ 9.53   $ 9.28   $ 9.49
========================================================================================================================
TOTAL RETURN.........................  (1.85)%  26.72%   (6.68)%  16.09%   14.12%   12.44%   11.00%   11.33%    6.43%    0.29%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions).........................   $898     $916     $671     $829     $874     $833     $722     $456     $172      $83
Ratio of Expenses to Average Net
  Assets.............................   0.25%    0.27%    0.28%    0.26%    0.27%    0.26%    0.30%    0.28%    0.36%    0.32%
Ratio of Net Investment Income to
  Average Net Assets.................   6.66%    6.57%    7.02%    6.44%    7.26%    7.72%    8.29%    8.08%    8.46%    8.10%
Portfolio Turnover Rate..............     31%     105%      85%       7%     170%      89%     147%      83%     387%     182%



                                              ----------------------------------------------------------------------------
                                                                     LONG-TERM CORPORATE PORTFOLIO
                                              ----------------------------------------------------------------------------
                                                                         YEAR ENDED JANUARY 31,
                                              ----------------------------------------------------------------------------
                                       1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR... $ 9.43   $ 8.18   $ 9.36   $ 9.04   $ 8.63   $ 8.02   $ 8.00   $ 7.91   $ 8.11   $ 8.77
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
INVESTMENT OPERATIONS
  Net Investment Income..............   .619     .627     .617     .632     .680     .706     .720     .732     .741     .770
  Net Realized and Unrealized Gain
    (Loss) on Investments............  (.566)   1.250   (1.108)    .579     .561     .610     .020     .090    (.200)   (.660)
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    TOTAL FROM INVESTMENT
      OPERATIONS.....................   .053    1.877    (.491)   1.211    1.241    1.316     .740     .822     .541     .110
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income................  (.619)   (.627)   (.617)   (.632)   (.680)   (.706)   (.720)   (.732)   (.741)   (.770)
  Distributions from Realized
    Capital Gains....................  (.154)      --    (.072)   (.259)   (.151)      --       --       --       --       --
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    TOTAL DISTRIBUTIONS..............  (.773)   (.627)   (.689)   (.891)   (.831)   (.706)   (.720)   (.732)   (.741)   (.770)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......... $ 8.71   $ 9.43   $ 8.18   $ 9.36   $ 9.04   $ 8.63   $ 8.02   $ 8.00   $ 7.91   $ 8.11
========================================================================================================================
TOTAL RETURN.........................   0.86%   23.64%   (5.12)%  13.83%   15.06%   17.09%    9.81%   10.67%    7.13%    1.76%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)... $3,324   $3,376   $2,607   $3,166   $2,763   $1,992   $1,254     $954     $734     $665
Ratio of Expenses to Average
  Net Assets.........................   0.28%    0.31%    0.32%    0.30%    0.31%    0.31%    0.37%    0.34%    0.38%    0.37%
Ratio of Net Investment Income to
  Average Net Assets.................   7.06%    7.03%    7.37%    6.71%    7.68%    8.46%    9.16%    9.07%    9.40%    9.40%
Portfolio Turnover Rate..............     30%      49%      43%      77%      50%      72%      62%      70%      60%      63%


--------------------------------------------------------------------------------

YIELD AND
TOTAL RETURN          From time to time a Portfolio may advertise its yield and
                      total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Portfolio refers to the average annual compounded rates of return over one- , five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Portfolio's Reports to Shareholders.

                      Additionally, a Portfolio may compare its performance to that of the Lehman Aggregate Bond Index, and may advertise its duration, a measure of a Portfolio's sensitivity to interest rate changes.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE

THE FUND SEEKS TO
PROVIDE A HIGH LEVEL
OF CURRENT INCOME     The Fund is an open-end diversified investment company.
                      The objective of the Fund is to provide investors with a high level of current income consistent with the maintenance of principal and liquidity.

                      The Fund consists of nine distinct Portfolios, each of which invests in fixed-income securities within prescribed maturity and quality standards. There is no assurance that the Fund will achieve its stated objective.

                      The investment objective for the Fund is not fundamental and so may be changed by the Board of Directors without shareholder approval. Any such change could result in the Fund having investment objectives different from the objectives which a shareholder considered appropriate at the time of investment in the Fund. However, shareholders would be notified prior to any material change in the Fund's objective.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES While all of the Fund's Portfolios invest in fixed-income securities, the individual Portfolios vary substantially in terms of the type, credit quality, and average maturity of the securities in which they invest. The Fund is managed without regard to tax ramifications. IMPORTANT
                      NOTE: Five of the Portfolios invest in U.S. Treasury or U.S. Government agency securities to minimize credit risk. Examples of the Government agencies and instrumentalities whose securities may be purchased by these Portfolios include the Federal Home Loan Mortgage Corporation, the Small

                      Business Administration, the Government Export Trust and the Overseas Private Investment Corporation. Government securities may be backed by (i) the full faith and credit of the United States; (ii) the particular Government agency's ability to borrow directly from the Treasury;
                      (iii) some other type of United States support; or (iv) the credit of the issuing agency, only. As described below, each of the five Portfolios which invests in U.S. Treasury or U.S. Government agency securities is required to invest a specified percentage of its assets in securities backed by the full faith and credit of the United States. WHILE U.S. TREASURY OR GOVERNMENT AGENCY SECURITIES PROVIDE SUBSTANTIAL PROTECTION AGAINST CREDIT RISK, THEY DO NOT PROTECT INVESTORS AGAINST PRICE CHANGES DUE TO CHANGING INTEREST RATES. THE MARKET VALUES OF GOVERNMENT SECURITIES ARE NOT GUARANTEED AND WILL FLUCTUATE. See "Investment Risks" for additional information on these and other important risks.

THREE PORTFOLIOS
INVEST IN SHORT-TERM
BONDS                 Three Portfolios of the Fund invest in short-term bonds.
                      The SHORT-TERM U.S. TREASURY PORTFOLIO invests at least 85% of its assets in short-term securities backed by the full faith and credit of the U.S. Government. Also, at least 65% of the Portfolio's assets will be invested in U.S. Treasury bills, notes and bonds. In an effort to minimize fluctuations in market value, the Short-Term U.S. Treasury Portfolio is expected to maintain a dollar-weighted average maturity between one and three years.

                      The balance of the Short-Term U.S. Treasury Portfolio's assets may be invested in U.S. Treasury or U.S. Government agency securities, as well as in repurchase agreements collateralized by such securities. The Portfolio may also invest in bond (interest rate) futures and options to a limited extent. See "Implementation of Policies" for a description of these investment practices of the Portfolio.

                      The SHORT-TERM FEDERAL PORTFOLIO invests primarily in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Such "agency" securities may not be backed by the "full faith and credit" of the U.S. Government. The Portfolio may also invest in U.S. Treasury securities, as well as in repurchase agreements collateralized by U.S. Treasury or U.S. Government agency securities. In an effort to minimize fluctuations in market value, the Short-Term Federal Portfolio is expected to maintain a dollar weighted-average maturity between 1 and 3 years. See "Implementation of Policies" for a description of these investment practices of the Portfolio.

                      The SHORT-TERM CORPORATE PORTFOLIO invests in the following investment grade fixed-income securities:

                      (1) Short-term and intermediate-term corporate debt
                          securities;

                      (2) U.S. Treasury and U.S. Government agency obligations;

                      (3) Obligations issued by state and municipal governments
                          and their agencies and instrumentalities;

                      (4) Bank obligations, including certificates of deposit
                          and bankers acceptances;

                      (5) Commercial paper; and

                      (6) Repurchase agreements collateralized by these
                          securities.

                      Investment grade corporate debt securities are those rated a minimum of Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB- by Standard & Poor's Corporation ("Standard & Poor's"). Investment grade commercial paper is rated A-1 or better by Standard & Poor's or Prime-1 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or Standard & Poor's. At least 70% of the Short-Term Corporate Portfolio's assets will be invested in debt securities rated a minimum of A3 by Moody's or A-by Standard & Poor's, and not more than 30% of the Portfolio's assets may be invested in debt securities rated Baa by Moody's or BBB by Standard & Poor's. Securities rated Baa or BBB are considered medium grade obligations. Interest payments and principal are regarded as adequate for the present, but certain protective elements found in higher rated bonds may be lacking. Such bonds lack outstanding investment characteristics and have speculative characteristics.

                      In the event that a security held by the Portfolio is downgraded, the Portfolio may continue to hold such security until such time as the adviser deems it advantageous to dispose of the security.

                      In an effort to minimize fluctuations in market value, the Short-Term Corporate Portfolio is expected to maintain a dollar-weighted average maturity between 1 and 3 years. The Short-Term Corporate Portfolio may also hold securities of foreign issuers provided such securities are denominated in U.S. dollars, and may invest in bond (interest rate) futures and options to a limited extent. See "Implementation of Policies" for a description of these investment practices of the Portfolio.

THREE PORTFOLIOS
INVEST IN
INTERMEDIATE-TERM
BONDS The INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO invests at least 85% of its assets in intermediate-term securities backed by the full faith and credit of the U.S. Government. Also, at least 65% of the Portfolio's assets will be invested in U.S. Treasury bills, notes and bonds. The dollar-weighted average maturity of the Portfolio is expected to range from 5 to 10 years.

                      The balance of the Portfolio's assets may be invested in U.S. Treasury or U.S. Government agency securities, as well as in repurchase agreements collateralized by such securities. The Portfolio may also invest in bond (interest rate) futures and options to a limited extent. See "Implementation of Policies" for a description of these investment practices of the Portfolio.

                      The GNMA PORTFOLIO invests at least 80% of its assets in Government National Mortgage Association ("GNMA" or "Ginnie Mae") pass-through certificates. The balance of the Portfolio's assets may be invested in other U.S. Treasury or U.S. Government agency securities, as well as in repurchase agreements collateralized by such securities. The Portfolio may also invest in bond (interest rate) futures and options to a limited extent and real estate mortgage conduits ("REMICs"). See "Implementation of Policies" for a description of these investment practices of the Portfolio.

                      GNMA pass-through certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. Monthly mortgage payments of both interest and principal "pass through" from homeowners to certificate investors, such as the GNMA Portfolio. The GNMA Portfolio reinvests the principal portion in additional securities and distributes the interest portion as income to the Portfolio's shareholders. Under normal circumstances, GNMA certificates are expected to provide higher yields than U.S. Treasury securities of comparable maturity.

                      The mortgage loans underlying GNMA certificates -- issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations -- are either insured by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration (VA). Each pool of mortgage loans must also be approved by GNMA, a U.S. Government corporation within the U.S. Department of Housing and Urban Development. Once GNMA approval is obtained, the timely payment of interest and principal on each underlying mortgage loan is guaranteed by the "full faith and credit" of the U.S. Government.

                      Although stated maturities on GNMA certificates generally range from 25 to 30 years, effective maturities are usually much shorter due to the prepayment of the underlying mortgages by homeowners. On average, GNMA certificates are repaid within 12 years and so are classified as intermediate-term securities.

                      The INTERMEDIATE-TERM CORPORATE PORTFOLIO invests in a diversified portfolio of investment grade corporate and Government bonds. Under normal circumstances, at least 65% of the Portfolio's assets are invested in straight debt corporate bonds rated a minimum of Baa3 by Moody's or BBB-by Standard & Poor's at the time of purchase. Additionally, at least 80% of the Portfolio's assets will normally be invested in a combination of investment grade corporate bonds and securities of the U.S. Government and its agencies and instrumentalities. The Intermediate-Term Corporate Portfolio is expected to maintain a dollar-weighted average maturity between 5 and 10 years.

                      The preponderance of the Portfolio's holdings will be classified in the top three credit-rating categories. Specifically, at least 70% of the Portfolio's assets will be invested in the following securities:

                      (1) Short-term and intermediate-term corporate debt
                          securities which at the time of purchase are rated a minimum of A3 by Moody's or A- by Standard & Poor's;

                      (2) Securities issued by the U.S. Government, state and
                          municipal governments or their agencies and instrumentalities;

                      (3) Commercial paper of companies having, at the time of
                          purchase, outstanding debt securities rated as described in (1) or commercial paper rated P-1 or P-2 by Moody's or rated A-1 or A-2 by Standard & Poor's; and

                      (4) Short-term fixed income securities held as cash
                          reserves, including U.S. Treasury or U.S. Government agency securities, certificates of deposit, bankers' acceptances, or repurchase agreements collateralized by these securities.

                      Up to 30% of the Intermediate-Term Corporate Portfolio's assets may be invested in straight debt securities rated Baa by Moody's or BBB by Standard & Poor's (see page 13 for a description of these ratings), and in preferred stocks and convertible securities. In the event that a security held by the Portfolio is downgraded, the Portfolio may continue to hold such security until such time as the adviser deems it to be advantageous to dispose of the security.

                      The Intermediate-Term Corporate Portfolio may also hold securities of foreign issuers provided such securities are denominated in U.S. dollars. The Portfolio may also invest in bond (interest rate) futures and options to a limited extent. See "Implementation of Policies" for a description of these investment practices of the Portfolio.

TWO PORTFOLIOS INVEST
IN LONG-TERM BONDS    The LONG-TERM U.S. TREASURY PORTFOLIO invests at least 85%
                      of its assets in long-term securities backed by the full faith and credit of the U.S. Government. Also, at least
                      65% of the Portfolio's assets will be invested in U.S.
                      Treasury bills, notes and bonds. The dollar-weighted average maturity of the Portfolio is expected to range from 15 to 30 years.

                      The balance of the Portfolio's assets may be invested in U.S. Treasury or U.S. Government agency securities, as well as in repurchase agreements collateralized by such securities. The Portfolio may also invest in bond (interest rate) futures and options to a limited extent. See "Implementation of Policies" for a description of these investment practices of the Portfolio.

                      The LONG-TERM CORPORATE PORTFOLIO (formerly the "Investment Grade Corporate Portfolio") invests in a diversified portfolio of investment grade corporate and Government bonds. Under normal circumstances, at least 65% of the Portfolio's assets are invested in straight debt corporate bonds rated a minimum of Baa3 by Moody's or BBB-by Standard & Poor's at the time of purchase. Additionally, at least 80% of the Portfolio's assets will normally be invested in a combination of investment grade corporate bonds and securities of the U.S. Government and its agencies and instrumentalities. The average dollar-weighted maturity of the Portfolio is expected to range from 15 to 25 years.

                      The preponderance of the Portfolio's holdings will be classified in the top three credit-rating categories. Specifically, at least 70% of the Portfolio's assets will be invested in the following securities:

                      (1) Straight debt corporate securities which at the time
                          of purchase are rated a minimum of A3 by Moody's or A-by Standard & Poor's;

                      (2) Securities issued by the U.S. Government or its
                          agencies and instrumentalities;

                      (3) Commercial paper of companies having, at the time of
                          purchase, outstanding debt securities rated as described in (1) or commercial paper rated P-1 or P-2 by Moody's or rated A-1 or A-2 by Standard & Poor's; and

                      (4) Short-term fixed income securities held as cash
                          reserves, including U.S. Treasury or U.S. Government agency securities, certificates of deposit, bankers' acceptances, or repurchase agreements collateralized by these securities.

                      Up to 30% of the Long-Term Corporate Portfolio's assets may be invested in straight debt securities rated Baa by Moody's or BBB by Standard & Poor's (see page 13 for a description of these ratings), and in preferred stocks and convertible securities. In addition, not more than 25% of the Portfolio's assets may be invested in GNMA certificates or other mortgage-backed securities. In the event that a security held by the Portfolio is downgraded, the Portfolio may continue to hold such security until such time as the adviser deems it to be advantageous to dispose of the security.

                      The Long-Term Corporate Portfolio may also hold asset-backed securities, as well as U.S. dollar-denominated debt securities issued by foreign governments, their agencies and instrumentalities, supranational entities and companies located outside the U.S. The Portfolio may also invest in bond (interest rate) futures and options to a limited extent. See "Implementation of Policies" for a description of these investment practices of the Portfolio.

                                                 * * *

                      The Fund is responsible for voting the shares of all securities it holds.
--------------------------------------------------------------------------------

INVESTMENT RISKS

THE PORTFOLIOS ARE
SUBJECT PRIMARILY
TO INTEREST RATE,
INCOME, CREDIT AND
MANAGER RISK          As mutual funds investing in fixed-income securities, the
                      Portfolios of the Fund are subject primarily to interest rate and credit risk. INTEREST RATE RISK is the potential for a decline in bond prices due to rising interest rates.
                      In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to changes in interest rates than bonds with shorter maturities.

                      These principles of interest rate risk also apply to U.S. Treasury and U.S. Government agency securities. As with other bond investments, U.S. Government securities will rise and fall in value as interest rates change. A SECURITY BACKED BY THE U.S. TREASURY OR THE FULL FAITH AND CREDIT OF THE UNITED STATES IS GUARANTEED ONLY AS TO THE TIMELY PAYMENT OF INTEREST AND PRINCIPAL WHEN HELD TO MATURITY. THE CURRENT MARKET PRICES FOR SUCH SECURITIES ARE NOT GUARANTEED AND WILL FLUCTUATE.

                      As an illustration of interest rate risk, the charts below depict the effect of a one and two percentage point change in interest rates on three bonds of varying maturities:

                       PERCENT CHANGE IN THE PRICE OF A PAR BOND YIELDING 7.5%

                                                           1 PERCENTAGE POINT    1 PERCENTAGE POINT
                                                              INCREASE IN           DECREASE IN
                                STATED MATURITY              INTEREST RATES        INTEREST RATES
                        -------------------------------    ------------------    ------------------
                        Short-Term (2.5 years)                    - 2.2%                + 2.3%
                        Intermediate-Term (10 years)              - 6.6%                + 7.3%
                        Long-Term (20 years)                      - 9.5%                +11.1%

                                                           2 PERCENTAGE POINT    2 PERCENTAGE POINT
                                                              INCREASE IN           DECREASE IN
                                STATED MATURITY              INTEREST RATES        INTEREST RATES
                        -------------------------------    ------------------    ------------------
                        Short-Term (2.5 years)                    - 4.3%                + 4.6%
                        Intermediate-Term (10 years)              -12.7%                +15.2%
                        Long-Term (20 years)                      -17.8%                +24.1%

                      These charts are intended to provide you with guidelines for determining the degree of interest rate risk you may be willing to assume. The yield and price changes shown should not be taken as representative of a Portfolio's current or future yield or expected changes in a Portfolio's share price.

                      INCOME RISK is the potential for a decline in a Portfolio's income due to falling market interest rates. In relative terms, income risk will be higher for the Fund's shorter-term Portfolios and lower for the Fund's longer-term Portfolios.

                      Each Portfolio of the Fund is also subject to credit risk. CREDIT RISK, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal to a Portfolio. The credit risk of a Portfolio depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).

                      Besides interest rate risk and credit risk, investors are exposed to PREPAYMENT RISK in the GNMA Portfolio and CALL RISK in the Long-Term Corporate Portfolio.


                      Finally, the investment advisers manage the Portfolios according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. MANAGER RISK refers to the possibility that a Portfolio's investment adviser may fail to execute the Portfolio's investment strategy effectively. As a result, a Portfolio may fail to achieve its stated objective.


THREE SHORT-TERM
PORTFOLIOS PROVIDE
MODERATE EXPOSURE TO
INTEREST RATE RISK    Interest rate risk for the SHORT-TERM U.S TREASURY
                      PORTFOLIO, the SHORT-TERM FEDERAL PORTFOLIO, and the
                      SHORT-TERM CORPORATE PORTFOLIO should be modest. Because of their short-term average weighted maturities, the three short-term Portfolios are expected to exhibit low to moderate price fluctuations as interest rates change.

                      The three Portfolios differ principally in terms of credit quality and potential yield. For the Short-Term U.S. Treasury Portfolio, credit risk should be negligible. In relative terms, credit risk will be slightly higher for the Short-Term Federal Portfolio because of its holdings of U.S. Government agency securities. (Even though they carry top (Aaa) credit ratings, "agency" obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.)

                      With its corporate bond holdings, the Short-Term Corporate Portfolio offers the highest exposure to credit risk of the three short-term Portfolios. However, because of the Portfolio's well-diversified holdings and emphasis on high-quality bonds, overall credit risk should still be quite low.

INTEREST RATE RISK
FOR THE THREE
INTERMEDIATE-TERM
PORTFOLIOS WILL BE
HIGHER The three intermediate-term Portfolios are exposed to a higher degree of interest rate risk than the three short-term Portfolios. The INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO, the GNMA PORTFOLIO and the INTERMEDIATE-TERM CORPORATE PORTFOLIO are expected to exhibit moderate to high price fluctuations as interest rates change. Credit risk, however, should be minimal for the Intermediate-Term U.S. Treasury and the GNMA Portfolios, as both Portfolios invest primarily in "full faith and credit" securities of the U.S. Government.

                      Due to its investments in corporate securities, credit risk associated with the Intermediate-Term Corporate Portfolio will be higher than for the other two intermediate-term Portfolios. However, the Intermediate-Term Corporate Portfolio's diversification and quality of investments should help limit credit risk.

                      The GNMA Portfolio is unique among the Fund's Portfolios in its exposure to prepayment risk. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on GNMA certificates held by the Portfolio is "prepaid" earlier than expected. The GNMA Portfolio must then reinvest the unanticipated principal in new GNMA certificates, just at a time when interest rates on new mortgage investments are falling.

                      Prepayment risk has two important effects on the GNMA
                      Portfolio:

                      - When interest rates fall and additional mortgage
                        prepayments must be reinvested at lower interest rates, the income of the GNMA Portfolio will be reduced.

                      - When interest rates fall, prices on GNMA securities will not rise as much as comparable Treasury bonds, as bond market investors anticipate an increase in mortgage prepayments and a likely decline in income.

                      In part to compensate for this risk, the GNMA Portfolio will generally offer higher yields than a bond portfolio of comparable quality -- such as the Intermediate-Term U.S. Treasury Portfolio.

FOR THE TWO LONG-TERM
PORTFOLIOS, INTEREST
RATE RISK MAY BE
SUBSTANTIAL           The two long-term Portfolios are exposed to substantial
                      interest rate risk. The LONG-TERM U.S. TREASURY PORTFOLIO and the LONG-TERM CORPORATE PORTFOLIO, both of which maintain average maturities in excess of 15 years, may exhibit high to very high price fluctuations due to changing interest rates.

                      The main difference between the two Portfolios is credit risk. The Long-Term U.S. Treasury Portfolio invests primarily in "full faith and credit" U.S. Treasury bonds for maximum credit protection, while the Long-Term Corporate Portfolio invests in investment grade corporate bonds for higher yields. Although credit risk for the Long-Term Corporate Portfolio will be somewhat higher, overall credit risk should still be low because of the Portfolio's well-diversified holdings and its emphasis on high-quality bonds.

                      An additional risk associated with the Long-Term Corporate Portfolio is call risk. Call risk is the possibility that corporate bonds held by the Portfolio will be repaid prior to maturity. Call provisions, common in many corporate bonds held by the Portfolio, allow bond issuers to redeem bonds prior to maturity (at a specified price). When interest rates are falling, bond issuers often exercise these call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates. For the Portfolio, the result would be that bonds with high interest rates are "called" and must be replaced with lower-yielding instruments. In these circumstances, the income of the Portfolio would decline.

                      Reflecting these additional credit and call risks, the Long-Term Corporate Portfolio will generally offer higher yields than the Long-Term U.S. Treasury Portfolio.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST

INVESTORS SEEKING
CURRENT INCOME        The Fund is intended for investors who are seeking a high
                      level of current income from their investments. The Fund is also suitable for investors with common stock holdings who are seeking a complementary fixed-income investment to create a more diversified and balanced investment mix.
                      Because of potential fluctuations in the share price of the Fund's Portfolios, the Fund may be inappropriate for short-term investors who require maximum stability of principal. Because of the risks associated with bond investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements.

                      Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs the Fund has adopted the following policies. The Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Fund reserves the right to suspend the offering of its shares.

                      You should base your selection of a Portfolio (or Portfolios) of the Fund on your own objectives, risk preferences, and time horizon.

                      Three short-term Portfolios -- the SHORT-TERM U.S. TREASURY PORTFOLIO, SHORT-TERM FEDERAL PORTFOLIO, and SHORT-TERM CORPORATE PORTFOLIO -- are designed for investors who are seeking yields that are more durable and usually higher than those available from money market funds, and who can tolerate modest fluctuations in the value of their investment. The choice among the three is one of credit quality -- U.S. Treasury, U.S. Government agency, or corporate.


                      The three intermediate-term Portfolios -- the INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO, the GNMA PORTFOLIO and the INTERMEDIATE-TERM CORPORATE PORTFOLIO -- offer high credit quality, higher yields and a steadier income than available from the three short-term Portfolios. Price swings, however, can be substantial. The choice between the three is again one of credit quality -- U.S. Treasury, U.S. Government agency, or corporate -- as well as one of prepayment risk (i.e., whether you are willing to take on the prepayment risk of the GNMA Portfolio in exchange for generally higher yields).


                      The two long-term Portfolios, the LONG-TERM U.S. TREASURY PORTFOLIO and the LONG-TERM CORPORATE PORTFOLIO, are designed for investors seeking high credit quality and steady levels of income, and who can withstand potentially large fluctuations in the market value of their investment. The choice between the two is one of credit quality and call risk. The Long-Term Corporate Portfolio generally offers higher yields than the Long-Term U.S. Treasury Portfolio in exchange for higher credit and call risks.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES
EACH PORTFOLIO MAY
INVEST IN REPURCHASE
AGREEMENTS            Each Portfolio of the Fund utilizes a variety of
                      investment practices in pursuit of its objective.

                      Each Portfolio of the Fund may invest in repurchase agreements according to the restrictions and limitations set forth in "Investment Policies." A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller -- a U.S. commercial bank or recognized U.S. securities dealer -- sells securities to a Portfolio and agrees to repurchase the securities at the Portfolio's cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Portfolio will have a total value equal to or in excess of the value of the repurchase agreement, and will be held by the Fund's Custodian Bank until repurchased.

                      The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio and not within the control of the Portfolio. As a result, the Portfolio's ability to realize on such collateral may be automatically stayed. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While each Portfolio's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


EACH PORTFOLIO MAY
OWN RESTRICTED OR
ILLIQUID SECURITIES   Each Portfolio of the Fund may own restricted or illiquid
                      securities to a limited extent. Restricted or illiquid securities are securities which are not freely marketable or which are subject to restrictions upon sale under the Securities Act of 1933. Each Portfolio may invest up to 15% of its net assets in restricted or illiquid securities. The Fund's Board of Directors may from time to time determine certain restricted securities known as Rule
                      144A securities to be liquid. Such securities will not be subject to the 15% limitation described above.



THREE PORTFOLIOS MAY
INVEST IN SECURITIES
OF FOREIGN ISSUERS    The Short-Term Corporate, Intermediate-Term Corporate and
                      Long-Term Corporate Portfolios may hold securities of foreign issuers, but all such securities must be denominated in U.S. dollars. Securities of foreign issuers may trade in U.S. or foreign securities markets.
                      Securities of foreign issuers may involve investment risks that are different from those of domestic issuers. Such risks include the effect of foreign economic policies and conditions, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental restrictions on foreign debt issuers.
                      There may also be less publicly available information about a foreign issuer than a domestic issuer of securities. Foreign issuers are generally not subject to the uniform accounting, auditing and financial reporting standards that apply to domestic issuers. Also, foreign debt markets may be characterized by lower liquidity, greater price volatility, and higher transactions costs.
                      Additionally, it may be difficult to obtain or enforce a legal judgment in a foreign court.


MOST PORTFOLIOS MAY
INVEST IN FUTURES
CONTRACTS, OPTIONS,
AND OTHER DERIVATIVE
SECURITIES            Each Portfolio of the Fund, except for the Short-Term
                      Federal Portfolio, may invest in futures contracts and options to a limited extent. Specifically, a Portfolio may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract margin deposit; in addition, a Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's assets.

                      Futures contracts and options may be used for several reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index. The Portfolios intend to use futures contracts only for bona fide hedging purposes and will not use futures contracts or options for speculative purposes.

FUTURES CONTRACTS
AND OPTIONS POSE
CERTAIN RISKS         The primary risks associated with the use of futures
                      contracts and options are: (i) imperfect correlation between the change in market value of the bonds held by a Portfolio and the prices of futures contracts and options;
                      and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Portfolio's underlying securities. The risk that a Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.


                      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, a Portfolio will segregate cash or other liquid portfolio securities in the amount of the underlying obligation.



DERIVATIVE INVESTING  Derivatives are instruments whose value is linked to or derived from an underlying security or index. The most common are futures and options which are described above. Other derivatives include swaps, inverse floaters, IO's (interest only), and PO's (principal only). Derivatives may be traded separately on exchanges or in the over-the-counter market, or they may be imbedded in other securities. The most common imbedded derivative is the call option attached to or imbedded in a callable government or callable corporate bond. The owner of a traditional callable bond holds a combination of a long position in a non-callable bond and a short position in a call option on that bond, i.e. the bond issuer has the right to call the bond away from the holder of the bond. Any of these instruments may also be used individually or in combination to hedge against unfavorable changes in interest rates, or to speculate on anticipated changes in interest rates. Derivatives may be structured with no or a high degree of leverage. When derivatives are used as hedges, the risk incurred is that the derivative instrument's value may change differently than the value of the security being hedged. This "basis risk" is generally lower than the risk associated with an unhedged position in the security being hedged. Some derivatives may entail liquidity risk, i.e. the risk that the instrument cannot be sold at a reasonable price in highly volatile markets. Leveraged derivatives used for speculation are very volatile, and therefore, very risky. However, the Fund's Portfolios will only utilize derivatives for hedging or arbitrage purposes, and not for speculative purposes. Over-the-counter derivatives involve a counterparty risk, i.e. the risk that the individual or institution on the other side of the agreement will not or cannot meet its obligations under the derivative agreement.



EACH PORTFOLIO MAY
LEND ITS SECURITIES   Each Portfolio of the Fund may lend its investment
                      securities to qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by a Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, and such loans may not exceed 33 1/3% of the value of the Portfolio's total assets.


MOST PORTFOLIOS MAY
INVEST IN CMOS        The Short-Term Federal, Short- and Intermediate-Term
                      Corporate and the Short-, Intermediate- and Long-Term U.S.
                      Treasury Portfolios may invest in collateralized mortgage obligations (CMOs), bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. In the case of the Short-Term Federal and the Short-, Intermediate- and Long-Term U.S. Treasury Portfolios, only
                      CMOs
                      issued by agencies or instrumentalities of the U.S.
                      Government will be purchased. However, the Short- and Intermediate-Term Corporate Portfolios may also purchase privately-issued CMOs carrying investment grade ratings.
                      The bonds issued under a CMO structure are divided into groups with varying maturities, and the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders.
                      Under the CMO structure, the repayment of principal among the different groups is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" group of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments.
                      When that group of bonds is retired, the next group or groups, in the sequence, as specified in the prospectus, receive all of the principal payments until all of the groups are retired. Aside from market risk, the primary risk involved in any mortgage security, such as a CMO issuance, is its exposure to prepayment risk. To the extent a particular group of bonds is exposed to this risk, the bondholder is generally compensated in the form of higher yield (see "Investment Risks"). In order to provide security, in addition to the underlying collateral, many CMO issues also include minimum reinvestment rate and minimum sinking-fund guarantees.
                      Typically, the Portfolios will invest in those CMOs that most appropriately reflect their average maturities and market risk profiles. Consequently, the Short-Term
                      Portfolios invest only in CMOs with highly predictable short-term average maturities. Similarly, the
                      Intermediate-Term Portfolios will invest in those CMOs that carry market risks and expected average maturities consistent with intermediate-term bonds, and the Long-Term
                      U.S. Treasury Portfolio will invest in those CMO's that carry market risks and expected average maturities consistent with long-term bonds.

                      The maturity of some classes of CMOs may be very difficult to predict because any such predictions are highly dependent upon assumptions regarding the prepayments which CMOs may experience. Deviations in the actual prepayments experienced may significantly affect the ultimate maturity of CMOs, and in such an event, the maturity and risk characteristics of CMOs purchased by the Portfolios may be significantly greater or less than intended. The possibility that rising interest rates may cause prepayments to occur at a slower than expected rate is known as extension risk. This particular risk may effectively change a CMO which was considered short- or intermediate-term at the time of purchase into a long-term security. Alternatively, there are certain classes of CMOs that are by design constructed to have highly predictable average maturities. Such CMOs will retain their relative predictability over a broad range of prepayment experience. The Portfolios expect to control extension risk by purchasing these specific classes of CMOs which, in the advisers' opinions, are reasonably predictable.

THE GNMA PORTFOLIO
MAY INVEST IN REMICS  The GNMA Portfolio may invest in real estate investment conduits ("REMICs"). A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.


PORTFOLIO TURNOVER
RATES WILL VARY       Although they generally seek to invest for the long term,
                      the Portfolios of the Fund retain the right to sell securities regardless of how long they have been held. It is anticipated that the annual portfolio turnover rate for the GNMA and Long-Term Corporate Portfolios will not exceed 100%. A 100% turnover rate would occur, for example, if all of the securities in a Portfolio were replaced within one year. For the Intermediate-Term and Long-Term U.S. Treasury and the Intermediate-Term
                      Corporate Portfolios, portfolio turnover rates will generally not exceed 200%. For the Short-Term U.S.
                      Treasury, Short-Term Federal, and Short-Term Corporate
                      Portfolios, portfolio turnover rates will be higher due to the short-term maturities of the securities purchased, but are not expected to exceed 300%. A higher portfolio turnover rate will cause a Portfolio to incur additional brokerage costs and may cause a Portfolio to realize a higher level of capital gains or losses.

--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS
THE FUND HAS ADOPTED
CERTAIN FUNDAMENTAL
LIMITATIONS           Each of the Fund's Portfolios has adopted certain
                      limitations designed to reduce its exposure to specific situations. Some of these limitations are that a Portfolio will not:


                      (a) with respect to 75% of its assets, invest more than 5%
                          of the value of its assets in the securities of any single company or purchase more than 10% of the voting securities of any issuer (except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);



                      (b) invest more than 5% of its assets in the securities of companies that have a continuous operating history of less than three years;



                      (c) invest more than 25% of its assets in any one
                          industry, provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry); and (iii) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered as separate industries);



                      (d) borrow money, except that the Portfolio may borrow
                          from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Portfolio's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's net assets, the Portfolio will not make any additional investments; and


                      (e) pledge, mortgage or hypothecate its assets to an
                          extent greater than 5% of the value of its total assets.


                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------


MANAGEMENT OF
THE FUND
VANGUARD ADMINISTERS
AND DISTRIBUTES THE
FUND The Fund is a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct portfolios and total assets in excess of $250 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1996, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .29% compared to an average of 1.22% for the mutual fund industry (data provided by Lipper Analytical Services).


                      The Officers of the Fund oversee its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------

INVESTMENT
ADVISERS
THE FUND EMPLOYS TWO
INVESTMENT ADVISERS   The Fund utilizes two investment advisers. Wellington
                      Management Company, LLP serves as investment adviser to the GNMA and Long-Term Corporate Portfolios; Vanguard's
                      Fixed Income Group serves as investment adviser to the remaining Portfolios.



WELLINGTON
MANAGEMENT
COMPANY, LLP          Under an investment advisory agreement with the Fund dated
                      May 1, 1996, Wellington Management Company, LLP ("WMC"),
                      75 State Street, Boston, MA 02109, manages the investment and reinvestment of assets in the GNMA and Long-Term
                      Corporate Portfolios, and continuously reviews, supervises and administers the investment program of these two
                      Portfolios. WMC discharges its responsibilities subject to the control of the Officers and Directors of the Fund.



                      WMC is a professional investment counseling firm which globally provides investment services to investment companies, institutions and individuals. Among the clients of WMC are more than 10 of the investment companies of The Vanguard Group. As of December 31, 1996, WMC held discretionary management authority with respect to more than $133 billion of assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960.



                      Paul D. Kaplan, Senior Vice President of WMC, serves as the portfolio manager for the GNMA portfolio. Prior to his appointment in 1994, Mr. Kaplan was assistant portfolio manager for the GNMA Portfolio. Mr. Kaplan has been associated with WMC for 19 years and also currently manages the bond components of Vanguard/Wellington Fund and the Balanced Portfolio of the Vanguard Variable Insurance Fund.



                      Earl E. McEvoy, Senior Vice President of WMC, serves as the portfolio manager of the Fund's Long-Term Corporate Portfolio, a position he has held since 1994. Mr. McEvoy also manages the Fund's High Yield Corporate Portfolio as well as Vanguard Preferred Stock Fund, the High Yield Bond Portfolio of the Vanguard Variable Insurance Fund and the bond components of the Utilities Income Portfolio of Vanguard Specialized Portfolio and Vanguard/Wellesley Income Fund, Inc. Mr. McEvoy has also been associated with WMC for 19 years.


                      Mr. Kaplan and Mr. McEvoy are supported by research and other investment services provided by the professional staff of WMC.

                      Under the Fund's investment advisory agreement, the fee paid to WMC is based on the total assets of the GNMA Portfolio, the Long-Term Corporate Portfolio, and the total assets of the High Yield Corporate Portfolio of Vanguard Fixed Income Securities Fund which is not included in this Prospectus. The three Portfolios pay

                      WMC an aggregate fee at the end of each fiscal quarter, calculated by applying a quarterly rate to the average month-end net assets of each Portfolio:

                                            GNMA PORTFOLIO

                                                    NET ASSETS                RATE
                                                ------------------            -----
                                       First $3 billion                       .020%
                                       Next $3 billion                        .010%
                                       Over $6 billion                        .008%

                                    LONG-TERM CORPORATE PORTFOLIO

                                                    NET ASSETS                RATE
                                                ------------------            -----
                                       First $1 billion                       .040%
                                       Next $1 billion                        .030%
                                       Next $1 billion                        .020%
                                       Over $3 billion                        .015%


                      A separate fee schedule applies to the High-Yield Corporate Portfolio. The advisory fee, as determined above, shall be allocated to each Portfolio based on the net assets of each. For the fiscal year ended January 31, 1997, the GNMA and Long-Term Corporate Portfolios paid annual advisory fees to WMC equal to, respectively, .01 of 1%, and .03 of 1% of average net assets. These fees were paid pursuant to a previous advisory agreement that called for a higher rate of fees.


                      The investment advisory agreement authorizes WMC to select brokers or dealers to execute purchases and sales of each Portfolio's securities, and directs WMC to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services are considered in making these determinations.


                      The Fund has authorized WMC to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the adviser believes this to be in the best interest of the Fund.



VANGUARD FIXED
INCOME GROUP          The Short-Term U.S. Treasury, Short-Term Federal, Short-
                      and Intermediate-Term Corporate, and Intermediate- and Long-Term U.S. Treasury Portfolios receive all investment advisory services on an at-cost basis from Vanguard's
                      Fixed Income Group. The Group provides investment advisory services to more than 40 Vanguard money market and bond portfolios, both taxable and tax-exempt. Total assets under management by Vanguard's Fixed Income Group were $80 billion as of January 31, 1997.


                      Ian A. MacKinnon, Senior Vice President of Vanguard, has been in charge of the Fixed Income Group since its inception in 1981. Mr. MacKinnon is responsible for setting the broad investment strategies employed by the Fund, and for overseeing the portfolio managers who implement those strategies on a day-to-day basis. The Fund's portfolio managers are as follows:


                      - Robert F. Auwaerter, a Principal of Vanguard, serves as
                        portfolio manager of the Short-Term U.S. Treasury, Long-Term U.S. Treasury, Short-Term Corporate, Intermediate-Term U.S. Treasury, and Intermediate-Term Corporate Portfolios.

                       Associated with the Fixed Income Group since 1981, Mr. Auwaerter has managed the Short-Term Corporate Portfolio since 1983, the Long-Term U.S. Treasury Portfolio since 1994, the Short-Term U.S. Treasury Portfolio since 1996 (previously, the Portfolio was managed by John Hollyer) and each of the other Portfolios since their respective inceptions. (Previously, the Long-Term U.S. Treasury Portfolio was managed by Anthony Jiorle.)



                      - John Hollyer, a Principal of Vanguard, serves as
                        portfolio manager of the Short-Term Federal Portfolio. Associated with the Fixed Income Group since 1989, Mr. Hollyer began managing the Portfolio in 1996. (Previously, the Portfolio was managed by Mr. Auwaerter.) For two years prior to joining Vanguard, Mr. Hollyer traded U.S. Government bonds for an international investment bank.


                      The Fixed Income Group manages the investment and reinvestment of the assets of these six Portfolios and continuously reviews, supervises and administers each Portfolio's investment program, subject to the maturity and quality standards specified in this Prospectus and supplemental guidelines approved by the Fund's Board of Directors. The Fixed Income Group's selection of investments for the Portfolios is based on: (a) continuing credit analysis of those instruments held in the Portfolios and those being considered for inclusion therein; (b) possible disparities in yield relationships between different money market instruments; and (c) actual or anticipated movements in the general level of interest rates.

                      Vanguard's Fixed Income Group is also responsible for the placement of portfolio transactions and the negotiation of commissions for the six Portfolios. The purchase and sale of investment securities will ordinarily be principal transactions. Portfolio securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by a Portfolio for securities purchased from an issuer. Purchases from underwriters of securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include a dealer's mark-up.

                      In purchasing and selling securities for each of the six Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security; the rate of the commission; the size and difficulty of the order; the reliability, integrity, financial condition, general execution and operational capabilities of the competing broker-dealer; and the brokerage and research services provided to the Fund.

                      Vanguard's Fixed Income Group may occasionally make recommendations to other Vanguard Funds or clients which result in their purchasing or selling securities simultaneously with a Portfolio of the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the Fixed Income Group not to favor one client over another in making recommendations or placing an order. If two or more clients are purchasing a given security on the same day from the same broker-dealer, such transactions may be averaged as to price.

                      Although the Fund does not market its shares through brokers or dealers, the Fixed Income Group may place orders with qualified broker-dealers who recommend the Fund to clients if the Fund's Officers believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.
--------------------------------------------------------------------------------

DIVIDENDS,
CAPITAL GAINS
AND TAXES
DIVIDENDS ARE PAID ON
THE FIRST BUSINESS DAY
OF EACH MONTH         Dividends consisting of virtually all of the ordinary
                      income of each Portfolio of the Fund are declared daily and are payable to shareholders of record at the time of declaration. Such dividends are paid on the first business day of each month. Net capital gains distributions, if any, will be made annually.

                      The Fund's dividend and capital gains distributions may be reinvested in additional shares or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                      In order to satisfy certain requirements of the Tax Reform Act of 1986, the Fund may declare year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                      Each Portfolio of the Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that none of the Portfolios will be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends paid by the Fund from net investment income will generally not qualify for the intercorporate dividends-received deduction.

                      Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. For the Fund, realized capital gains are not expected to be a significant or predictable part of investment return.

                      The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund. The Fund is managed without regard to tax ramifications.

A CAPITAL GAIN OR LOSS
MAY BE REALIZED UPON
EXCHANGE OR
REDEMPTION            A sale of shares of the Fund is a taxable event and may
                      result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares, a checkwriting redemption, or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes. However, depending on provisions of your state's tax law, the portion of a Portfolio's income derived from "full faith and credit" U.S. Treasury obligations may be exempt from state and local taxes. The Fund will indicate each year the portion of a Portfolio's income, if any, that may qualify for this exemption.


                      The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or employer identification number and by certifying that you are not subject to backup withholding.


                      The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund are exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.
--------------------------------------------------------------------------------


THE SHARE PRICE OF
EACH PORTFOLIO        Each Portfolio's share price or "net asset value" per
                      share is calculated by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally
                      4:00 p.m. Eastern time) on each day that the Exchange is open for trading. Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market.



                      However, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the date of valuation. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium which approximates market. Other assets and securities for which no quotations are readily available will be valued in good faith at fair market value using methods determined by the Board of Directors.



                      Each Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading of the Vanguard Group.

--------------------------------------------------------------------------------

GENERAL
INFORMATION           The Fund is a Maryland corporation. The Articles of
                      Incorporation permit the Directors to issue 4,550,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such classes. Currently the Fund is offering shares of nine Portfolios.

                      The shares of each Portfolio are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.


                      All securities and cash for the GNMA and Long-Term Corporate Portfolios are held by Chase Manhattan Bank, New York, NY. For the Short-Term Federal, Short-Term Corporate, and Long-Term U.S. Treasury Portfolios, all securities and cash are held by CoreStates Bank, N.A., Philadelphia, PA. For the Short-Term and Intermediate-Term U.S. Treasury and the Intermediate Term Corporate Portfolios, all securities and cash are held by State Street Bank and Trust Company, Boston, MA. CoreStates Bank, N.A. Philadelphia, PA, holds daily cash balances that are used by the Fund's portfolios to invest in repurchase agreements or securities acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE


OPENING AN
ACCOUNT AND
PURCHASING
SHARES You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form, and any required legal documentation, indicating the Portfolio you have chosen and the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement for a Portfolio ($1,000 for Individual Retirement Accounts and Uniform Gifts/Transfers to Minors Act accounts). You must open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified retirement plan. If you need assistance with the forms or have any questions, please call our Investor Information Department (1-800-662-7447). NOTE: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.


                      The Fund's shares are purchased at the next-determined net asset value after your investment has been received in the form of Federal Funds. See "When Your Account Will Be Credited." The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE
RESTRICTIONS          1) Because of the risks associated with bond investments,
                         the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Consequently, the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.


                      2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group.


ADDITIONAL
INVESTMENTS           Subsequent investments to regular accounts may be made by
                      mail ($100 minimum per Portfolio), wire ($1,000 minimum
                      per Portfolio), exchange from another Vanguard Fund
                      account, or Vanguard Fund Express. Subsequent investments
                      to Individual Retirement Accounts may be made by mail
                      ($100 minimum) or exchange from another Vanguard Fund
                      account. In some instances, contributions may be made by
                      wire or Vanguard Fund Express. Please call us for more
                      information on these options.
--------------------------------------------------------------------------------

                                                                    ADDITIONAL INVESTMENTS
                          NEW ACCOUNT                               TO EXISTING ACCOUNTS
PURCHASING BY MAIL        Please include the amount of              Additional investments should
Complete and sign the     your initial investment and the           include the Invest-by-Mail
enclosed Account          Portfolio(s) you have selected            remittance form attached to your
Registration Form         on the registration form, make            Fund confirmation statements.
                          your check payable to The                 Please make your check payable
                          Vanguard Group-- (Portfolio               to The Vanguard
                          Number) (see below for the                Group--(Portfolio Number) (see
                          appropriate Portfolio number),            below for the appropriate
                          and mail to:                              Portfolio number), write your
                                                                    account number on your check
                          VANGUARD FINANCIAL CENTER                 and, using the return envelope
                          P.O. BOX 2600                             provided, mail to the address
                          VALLEY FORGE, PA 19482-2600               indicated on the Invest-by-Mail
                                                                    Form.
For express or            VANGUARD FINANCIAL CENTER                 All written requests should be
registered mail,          455 DEVON PARK DRIVE                      mailed to one of the addresses
send to:                  WAYNE, PA 19087-1815                      indicated for new accounts. Do
                                                                    not send registered or express
                                                                    mail to the post office box
                                                                    address.
                          VANGUARD FIXED INCOME SECURITIES FUND PORTFOLIO NUMBERS:
                          Short-Term U.S. Treasury -- 32
                          Short-Term Federal -- 49
                          Short-Term Corporate -- 39
                          Intermediate-Term U.S. Treasury -- 35
                          GNMA -- 36
                          Intermediate-Term Corporate -- 71
                          Long-Term U.S. Treasury -- 83
                          Long-Term Corporate -- 28
                          --------------------------------
PURCHASING BY WIRE                          CORESTATES BANK, N.A.
Money should be                             ABA 031000011
wired to:                                   CORESTATES NO 0101 9897
                                            ATTN VANGUARD
BEFORE WIRING                               VANGUARD FIXED INCOME SECURITIES FUND
Please contact                              NAME OF PORTFOLIO
Client Services                             ACCOUNT NUMBER
(1-800-662-2739)                            ACCOUNT REGISTRATION


                      To assure proper receipt, please be sure your bank includes the Portfolio name, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, you must contact our Client Services Department (1-800-662-2739) before wiring funds. Additionally, complete the

                      Account Registration Form and mail it to the "New Account" address above after completing your wire arrangement.
                      NOTE: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.
--------------------------------------------------------------------------------

PURCHASING BY
EXCHANGE (from a
Vanguard account)     You may open an account or purchase additional shares by
                      making an exchange from an existing Vanguard Fund account.
                      However, the Fund reserves the right to refuse any
                      exchange purchase request. Call our Client Services
                      Department (1-800-662-2739) for assistance. The new
                      account will have the same registration as the existing
                      account.
--------------------------------------------------------------------------------


PURCHASING BY
FUND EXPRESS
Special Purchase and
Automatic Investment  The Fund Express Special Purchase option lets you move money from your bank account to your Vanguard account on an "as needed" basis. Or, if you choose the Automatic Investment option, money will be moved automatically from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly, semiannually or annually) you select. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express enrollment; please wait two weeks before using the service.

--------------------------------------------------------------------------------

CHOOSING A
DISTRIBUTION
OPTION                You must select one of three distribution options:

                      1. AUTOMATIC REINVESTMENT OPTION -- Both dividends and
                         capital gains distributions will be reinvested in additional Portfolio shares. This option will be selected for you automatically unless you specify one of the other options.

                      2. CASH DIVIDEND OPTION -- Your dividends will be paid in
                         cash and your capital gains will be reinvested in additional Portfolio shares.

                      3. ALL CASH OPTION -- Both dividend and capital gains
                         distributions will be paid in cash.

                      You may change your option by calling our Client Services Department (1-800-662-2739).

                      In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------

TAX CAUTION
INVESTORS SHOULD ASK
ABOUT THE TIMING OF
CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING      Under Federal tax laws, each Portfolio is required to
                      distribute net capital gains and dividend income to Portfolio shareholders. These distributions are made to all shareholders who own Portfolio shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain, you will be assessed taxes on the amount of the capital gain distribution even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Portfolio shares.) While the total value of your investment will be the same after the capital gain distribution -- the amount of the capital gain distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.


                      Prospective investors should, therefore, inquire about potential distributions before investing. Each Portfolio of the Fund normally distributes capital gains in December, while income dividends are generally paid on the first business day of each month. In addition, each Portfolio may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains and Taxes."

--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ESTABLISHING
OPTIONAL SERVICES     The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form. IF YOU WISH TO
                      ADD OPTIONS LATER, YOU MAY NEED TO PROVIDE VANGUARD WITH
                      ADDITIONAL INFORMATION AND A SIGNATURE GUARANTEE. PLEASE
                      CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR
                      FURTHER ASSISTANCE.

SIGNATURE GUARANTEES  For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES          Share certificates will be issued upon request for all
                      Portfolios except the Short- and Intermediate-Term U.S.
                      Treasury and Intermediate-Term Corporate Portfolios. If a certificate is lost, you may incur an expense to replace it.

BROKER-DEALER
PURCHASES             If you purchase shares in Vanguard Funds through a
                      registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

CANCELLING TRADES     The Fund will not cancel any trade (e.g., a purchase,
                      exchange or redemption) believed to be authentic, received in writing or by telephone, once the trade request has been received.


ELECTRONIC PROSPECTUS
DELIVERY You may receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format. Please call 1-800-231-7870 for additional information or see "Other Vanguard Services -- Computer Access." You may also receive a paper copy of the prospectus, by calling 1-800-662-7447.

--------------------------------------------------------------------------------

WHEN YOUR
ACCOUNT WILL
BE CREDITED           The trade date is the date on which your account is
                      credited. It is generally the day on which the Fund receives your investment in the form of Federal Funds
                      (monies credited to the Fund's Custodian Bank by a Federal
                      Reserve Bank).

                      Purchases by check will receive a trade date the day the funds are received in good order by Vanguard. Thus, if your purchase by check is received by the close of the

                      New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the business day your check is received in good order. If your purchase is received after the close of the Exchange, your trade date is the business day following receipt of your check. You will begin to earn dividends on the calendar day following the trade date. (For a Friday trade date, you will begin earning dividends on Saturday.)

                      For purchases by Federal Funds wire or exchange, the Fund is credited immediately with Federal Funds. Thus, if your purchase by Federal Funds wire or exchange is received by the close of the Exchange, your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the business day following receipt of your wire or exchange.

                      In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------


SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. (Please see "Important Redemption Information.") You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed, credited or wired -- depending upon the method of withdrawal you have previously chosen -- within two business days after the receipt of the request in Good Order.



SELLING BY WRITING
A CHECK You may withdraw funds from your account by writing a check payable in the amount of $250 or more. When a check is presented for payment to the Fund's agent, CoreStates Bank, N.A., the Fund will redeem sufficient shares in your account at the next determined net asset value to cover the amount of the check. You cannot write a Vanguard check to redeem shares that you purchased by check within the previous ten days.


                      In order to establish the checkwriting option on your account, all registered shareholders must sign a signature card. After your completed signature card is received by the Fund, an initial supply of checks will be mailed within 10 business days. There is no charge for checks or for their clearance. CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS SHOULD CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) BEFORE SUBMITTING SIGNATURE CARDS, AS ADDITIONAL DOCUMENTS MAY BE REQUIRED TO ESTABLISH THE CHECKWRITING SERVICE.

                      Before establishing the checkwriting option, you should be aware that:

                      1. Writing a check (a redemption of shares) is a taxable
                         event.

                      2. The Fund does not allow an account to be closed through the checkwriting option.

                      3. Vanguard cannot guarantee a stop payment on any check.
                         If you wish to reverse a stop payment order, you must do so in writing.

                      4. Shares held in certificate form cannot be redeemed
                         using the checkwriting option.

                      5. The Fund reserves the right to terminate or alter this
                         service at any time.
--------------------------------------------------------------------------------

SELLING BY MAIL       Requests should be mailed to VANGUARD FINANCIAL CENTER,
                      VANGUARD FIXED INCOME SECURITIES FUND, P.O. BOX 1120,
                      VALLEY FORGE, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard
                      Fixed Income Securities Fund, 455 Devon Park Drive, Wayne,
                      PA 19087.)

                      The redemption price of shares will be the Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.
--------------------------------------------------------------------------------

DEFINITION OF GOOD
ORDER                 GOOD ORDER means that the request includes the following:

                      1. The account number and Portfolio name.
                      2. The amount of the transaction (specified in dollars or
                         shares).
                      3. The signatures of all owners EXACTLY as they are
                         registered on the account.
                      4. Any required signature guarantees.
                      5. Any other supporting legal documentation that might be
                         required in the case of estates, corporations, trusts and certain other accounts.
                      6. Any certificates that you hold for the account.

                      IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739).
--------------------------------------------------------------------------------

SELLING BY
TELEPHONE             To sell shares by telephone, you or your pre-authorized
                      representative may call our Client Services Department at 1-800-662-2739. For telephone redemptions, you may have the proceeds sent to you by mail or by wire. In addition to the details below, please see "Important Information
                      About Telephone Transactions."

                      BY MAIL: Telephone mail redemption is automatically established on your account unless you indicate otherwise on your Account Registration Form. You may redeem any amount by calling Vanguard. The proceeds will be paid to the registered shareholders and mailed to the address of record. PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, by Vanguard Online or, in writing, without the signatures of all account owners.

                      BY WIRE: Telephone wire redemption must be specifically elected for your account. The best time to elect telephone wire redemption is at the time you complete your Account Registration Form. If you do not presently have telephone wire redemption and wish to establish it, please contact our Client Services Department.

                      With the wire redemption option, you may withdraw a minimum of $1,000 and have the amount wired directly to your bank account. Wire redemptions less than $5,000 are subject to a $5 charge deducted by Vanguard. There is no Vanguard charge for wire redemptions of $5,000 or more. However, your bank may assess a separate fee to accept incoming wires.

                      A request to change the bank associated with your wire redemption option must be received in writing, signed by each registered shareholder, and accompanied by a voided check or preprinted deposit slip. A signature guarantee is required if your bank registration is not identical to your Vanguard Fund account registration.
--------------------------------------------------------------------------------


SELLING BY FUND
EXPRESS
Automatic Withdrawal
& Special Redemption  If you select the Fund Express Automatic Withdrawal option, money will be automatically moved from your Vanguard Fund account to your bank account according to the schedule you have selected. The Special Redemption option lets you move money from your Vanguard account to your bank account on an "as needed" basis. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation on your Fund Express service; please wait two weeks before using the service.

--------------------------------------------------------------------------------

SELLING BY EXCHANGE   You may sell shares of the Fund by making an exchange into another Vanguard Fund account. Please see "Exchanging Your
                      Shares" for details.
--------------------------------------------------------------------------------

IMPORTANT
REDEMPTION
INFORMATION           Shares purchased by check or Fund Express may be redeemed
                      at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which
                      may take up to ten calendar days.
--------------------------------------------------------------------------------

DELIVERY OF
REDEMPTION PROCEEDS   Redemption requests received by telephone prior to the
                      regular close of the New York Stock Exchange (generally
                      4:00 p.m. Eastern time) are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                      Redemption requests received by telephone after the regular close of the New York Stock Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.


                      Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described above in "Important Redemption Information."


                      If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                      The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                      If the Board of Directors determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds of amounts in excess of $250,000 in whole or in part by a distribution in kind of readily marketable securities.
--------------------------------------------------------------------------------

VANGUARD'S AVERAGE
COST STATEMENT        If you make a redemption from a qualifying account,
                      Vanguard will send you an Average Cost Statement which
                      provides you with the tax basis of the shares you
                      redeemed. Please see "Statements and Reports" for
                      additional information.
--------------------------------------------------------------------------------

LOW BALANCE FEE AND
MINIMUM ACCOUNT
BALANCE REQUIREMENT   Due to the relatively high cost of maintaining smaller
                      accounts, each Portfolio will automatically deduct a $10 annual fee from non-retirement accounts with balances falling below $2,500 ($500 for Uniform Gifts/Transfers to Minors Act accounts). This fee deduction will occur mid-year, beginning in 1996. The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000.

                      In addition, each Portfolio reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                      Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).
--------------------------------------------------------------------------------

EXCHANGING YOUR
SHARES
EXCHANGING BY
TELEPHONE
Call Client Services
(1-800-662-2739)      Should your investment goals change, you may exchange your shares of Vanguard Fixed Income Securities Fund for those of other available Vanguard Funds.


                      When exchanging shares by telephone, please have ready the Portfolio name, account number, Social Security Number or employer identification number listed on the account, and exact name and address in which the account is registered. Only the registered shareholder may complete such an exchange. Requests for telephone exchanges received prior to the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed at the close of business that same day. Requests received after the close of the Exchange are processed the next business day. TELEPHONE EXCHANGES ARE NOT ACCEPTED INTO OR FROM NON-RETIREMENT INVESTMENTS IN VANGUARD BALANCED INDEX FUND, VANGUARD INDEX TRUST, VANGUARD INTERNATIONAL EQUITY INDEX FUND, VANGUARD REIT INDEX PORTFOLIO AND VANGUARD QUANTITATIVE PORTFOLIOS. If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard, provided the request is received in Good Order.

--------------------------------------------------------------------------------

EXCHANGING BY MAIL    Please be sure to include on your exchange request the
                      name and account number of your current Portfolio, the
                      name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered
                      account holders. Send your request to VANGUARD FINANCIAL
                      CENTER, VANGUARD FIXED INCOME SECURITIES FUND, P.O. BOX
                      1120, VALLEY FORGE, PA 19482. (For express or registered
                      mail, send your request to Vanguard Financial Center,
                      Vanguard Fixed Income Securities Fund, 455 Devon Park
                      Drive, Wayne, PA 19087.)
--------------------------------------------------------------------------------

IMPORTANT EXCHANGE
INFORMATION           Before you make an exchange, you should consider the
                      following:

                      - Please read the Fund's prospectus before making an
                        exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                      - An exchange is treated as a redemption and a purchase.
                        Therefore, you could realize a taxable gain or loss on the transaction.


                      - Exchanges are accepted only if the registrations and the taxpayer identification numbers of the two accounts are identical.



                      - New accounts are not currently accepted in
                        Vanguard/Windsor Fund.


                      - The redemption price of shares redeemed by exchange is
                        the net asset value next determined after Vanguard has received all required documentation in Good Order.

                      - When opening a new account by exchange, you must meet
                        the minimum investment requirement of the new Fund.


                      Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

--------------------------------------------------------------------------------

EXCHANGE
PRIVILEGE
LIMITATIONS           The Fund's exchange privilege is not intended to afford
                      shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                      Exchange activity will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from a Portfolio during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS          The ability to initiate redemptions (except wire
                      redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted. The ability to initiate wire redemptions by telephone will be established on your account only if you specifically elect this option in writing.

                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK.  To request a transaction by telephone, the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact
                        name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.


                      2. PAYMENT POLICY.  The proceeds of any telephone
                         redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only. In the case of a telephone redemption by wire, the wire transfer will be made only in accordance with the shareowner's prior written instructions.


                      Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------

TRANSFERRING
REGISTRATION          You may transfer the registration of any of your Fund
                      shares to another person by completing a transfer form and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX 1110,
                      VALLEY FORGE, PA 19482, ATTENTION: TRANSFER DEPARTMENT.
                      The request must be in Good Order. To receive a transfer
                      form and full instructions, please call our Client
                      Services Department (1-800-662-2739).
--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account except for checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.


                      Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.


                      Financial reports on the Fund will be mailed to you semiannually, according to the Fund's fiscal year-end.
--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE       With Vanguard's Direct Deposit Service, most U.S.
                      Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account.
                      Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE      Vanguard's Automatic Exchange Service allows you to move
                      money automatically among your Vanguard Fund accounts. For instance, the service can be used to

                      "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND
EXPRESS Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                      Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD DIVIDEND
EXPRESS Vanguard's Dividend Express allows you to transfer your dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call the Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.


VANGUARD
TELE-ACCOUNT          Vanguard's Tele-Account is a convenient, automated service that provides share price, price change and yield quotations on Vanguard Funds through any TouchToneTM telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard
                      Fund shares and redemptions by check using Tele-Account.
                      To contact Vanguard's Tele-Account service, dial
                      1-800-ON-BOARD (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor Information Department (1-800-662-7447).



COMPUTER ACCESS



VANGUARD ON THE
WORLD WIDE WEB
http://www.vanguard.com
                      Vanguard sponsors an education-oriented website offering news and information about Vanguard Funds and services, as well as interactive, easy-to-use investment planning tools.



VANGUARD ONLINE
KEYWORD: vanguard     Vanguard Online allows you to obtain information via your
                      personal computer on Fund share price, yield, and total return. Vanguard Online is offered through America Online
                      (AOL). To establish an AOL account, call 1-800-238-6336.

--------------------------------------------------------------------------------

      P028                                                                                         LOGO
                                 LOGO                                                              LOGO
                                 ---------------------------                      P   R   O   S   P   E   C   T   U   S
                                 THE VANGUARD GROUP
                                 Vanguard Financial Center                                     MAY 9, 1997
                                 P.O. Box 2600                                                     LOGO
                                 Valley Forge, PA 19482
                                 INVESTOR INFORMATION
                                 DEPARTMENT:
                                 1-800-662-7447 (SHIP)
                                 CLIENT SERVICES
                                 DEPARTMENT:
                                 1-800-662-2739 (CREW)
                                 TELE-ACCOUNT FOR
                                 24-HOUR ACCESS:
                                 1-800-662-6273 (ON-BOARD)
                                 TELECOMMUNICATION SERVICE
                                 FOR THE HEARING-IMPAIRED:
                                 1-800-662-2738
                                 TRANSFER AGENT:
                                 The Vanguard Group, Inc.
                                 Vanguard Financial Center
                                 Valley Forge, PA 19482


--------------------------------------------------------------------------------

================================================================================
[VANGUARD FIXED INCOME SECURITIES LOGO]           A Member of The Vanguard Group
================================================================================


PROSPECTUS -- MAY 9, 1997

--------------------------------------------------------------------------------

FUND INFORMATION: PARTICIPANT SERVICES -- 1-800-523-1188
--------------------------------------------------------------------------------

INVESTMENT            Vanguard Fixed Income Securities Fund, Inc. (the "Fund")
OBJECTIVES            is an open-end diversified investment company that seeks
AND POLICIES          to provide investors with a high level of current income
                      consistent with the maintenance of principal and
                      liquidity. The Fund consists of nine distinct Portfolios,
                      each of which invests in fixed-income securities within
                      prescribed maturity and credit quality standards. A
                      majority of the assets of the High Yield Corporate
                      Portfolio may be rated Ba or B. Securities with such
                      ratings are commonly referred to as "junk bonds" and are
                      considered speculative by the major ratings agencies.
                      Purchasers should carefully assess the risks associated
                      with an investment in this Portfolio. There is no
                      assurance that any of the Fund's Portfolios will achieve
                      its stated objective. Shares of the Fund are neither
                      insured nor guaranteed by any agency of the U.S.
                      Government, including the FDIC.
--------------------------------------------------------------------------------

IMPORTANT NOTE        This Prospectus is intended exclusively for participants
                      in employer-sponsored retirement or savings plans, such as tax-qualified pension or profit-sharing plans and 401(k)
                      thrift plans, as well as 403(b) custodial accounts for
                      non-profit educational and charitable organizations.
                      Another version of this Prospectus, containing information on how to open a personal investment account with the
                      Fund, is available for individual investors. To obtain a
                      copy of that version of the Prospectus, please call
                      1-800-662-7447.
--------------------------------------------------------------------------------

OPENING AN            One or more of the Portfolios of the Fund is an investment
ACCOUNT               option under a retirement or savings program sponsored by
                      your employer. The administrator of your retirement plan
                      or your employee benefits office can provide you with
                      detailed information on how to participate in your plan
                      and how to elect a Portfolio as an investment option(s).
                      If you have any questions about the Fund, please contact
                      Participant Services (1-800-523-1188). If you have any
                      questions about your plan account, contact your plan
                      administrator or the organization that provides
                      recordkeeping services for your plan.
--------------------------------------------------------------------------------


ABOUT THIS            This Prospectus is designed to set forth concisely the
PROSPECTUS            information you should know about the Fund before you
                      invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. This Statement is dated May 9, 1997 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling Participant
                      Services at 1-800-523-1188.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                   Page
Highlights.........................  2
Fund Expenses......................  5
Financial Highlights...............  6
Yield and Total Return............. 11
Investment Objective............... 12
Investment Policies................ 12

                                   Page
Investment Risks................... 18
Who Should Invest.................. 22
Implementation of Policies......... 23
Investment Limitations............. 27
Management of the Fund............. 28
Investment Advisers................ 29
                                   Page
Dividends, Capital Gains and
  Taxes............................ 32
The Share Price of Each
Portfolio.......................... 32
General Information................ 33
Service Guide...................... 34

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   HIGHLIGHTS

OBJECTIVE AND         The Fund is a no-load, open-end diversified investment
POLICIES              company that seeks to provide investors with a high level
                      of income consistent with the maintenance of principal and liquidity. The Fund consists of nine distinct Portfolios,
                      each of which invests in fixed-income securities within
                      prescribed maturity and quality standards. There is no
                      assurance that the Fund will achieve its stated objective.
                                                                         PAGE 12
--------------------------------------------------------------------------------


NINE SEPARATE         The investment characteristics of each Portfolio are
PORTFOLIOS            summarized in the chart below. As illustrated, the Fund
                      consists of three short-term Portfolios, three
                      intermediate-term Portfolios, two long-term Portfolios,
                      and a high-risk Portfolio investing in low-quality
                      bonds.                                             PAGE 12

                               PORTFOLIO SUMMARY

-------------------------------------------------------------------------------
                                           PRIMARY                EXPECTED
             PORTFOLIO                   INVESTMENTS          AVERAGE MATURITY
-------------------------------------------------------------------------------
  Short-Term U.S. Treasury           U.S. Treasury bonds         1-3 years
  Short-Term Federal                   U.S. Government           1-3 years
                                         agency bonds
  Short-Term Corporate                 Investment grade          1-3 years
                                       corporate bonds
-------------------------------------------------------------------------------
  Intermediate-Term U.S. Treasury    U.S. Treasury bonds         5-10 years
  GNMA                                  GNMA mortgage          Intermediate*
                                         certificates
  Intermediate-Term Corporate          Investment grade          5-10 years
                                       corporate bonds
-------------------------------------------------------------------------------
  Long-Term U.S. Treasury            U.S. Treasury bonds        15-30 years
  Long-Term Corporate                  Investment grade         15-25 years
                                       corporate bonds
-------------------------------------------------------------------------------
  High Yield Corporate                Speculative grade        Intermediate*
                                       corporate bonds
-------------------------------------------------------------------------------

* While neither the GNMA nor the High Yield Corporate Portfolios observe specific maturity guidelines, each is expected to maintain an intermediate-term average weighted maturity.
--------------------------------------------------------------------------------

RISK
CHARACTERISTICS       Investors in the Fund are exposed to four types of risk
                      from fixed-income securities. (1) INTEREST RATE RISK is the potential for fluctuations in bond prices due to changing interest rates. (2) INCOME RISK is the potential for a decline in a Portfolio's income due to falling market interest rates. (3) CREDIT RISK is the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Portfolio. (4)
                      PREPAYMENT RISK (for mortgage-backed securities) or CALL
                      RISK (for corporate bonds) is the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid (or "called") prior to maturity, requiring a Portfolio to invest the proceeds at generally lower interest rates.


                      The following chart summarizes interest rate, credit, income and prepayment/call risks for each of the nine Portfolios of the Fund. As shown, interest rate risk should be low for the three short-term Portfolios, moderate for the three intermediate-term Portfolios and the High Yield Corporate Portfolio, and high for the two long-term Portfolios. The High Yield Corporate Portfolio is unique among the Fund's Portfolios in its substantial
                      exposure to credit risk.                           PAGE 18


                                                      RISK SUMMARY

                      ----------------------------------------------------------------------------

                                                     INTEREST    INCOME     CREDIT     PREPAYMENT/
                                 PORTFOLIO           RATE RISK    RISK       RISK       CALL RISK
                      ----------------------------------------------------------------------------
                        Short-Term U.S. Treasury       Low       High     Negligible   Negligible
                        Short-Term Federal             Low       High      Very Low      Low
                        Short-Term Corporate           Low       High         Low      Negligible
                      ----------------------------------------------------------------------------
                        Intermediate-Term             Medium     Medium   Negligible   Negligible
                           U.S. Treasury
                        GNMA                          Medium     Medium   Negligible     High
                        Intermediate-Term Corporate   Medium     Medium       Low        Low
                      ----------------------------------------------------------------------------
                        Long-Term U.S. Treasury        High       Low     Negligible   Negligible
                        Long-Term Corporate            High       Low         Low       Medium
                      ----------------------------------------------------------------------------
                        High Yield Corporate          Medium     Medium    Very High    Medium
                      ----------------------------------------------------------------------------

--------------------------------------------------------------------------------


THE VANGUARD          The Fund is a member of The Vanguard Group of Investment
GROUP                 Companies, a group of more than 30 investment companies
                      with more than 90 distinct investment portfolios and total assets in excess of $250 billion. The Vanguard Group, Inc.
                      ("Vanguard"), a subsidiary jointly owned by the Vanguard
                      funds, provides all corporate management, administrative,
                      distribution, and shareholder accounting services on an
                      at-cost basis to the funds in the Group. As a result,
                      Vanguard's operating expenses are substantially lower than
                      those of the mutual fund industry.                 PAGE 28

--------------------------------------------------------------------------------



INVESTMENT            Wellington Management Company, LLP serves as investment
ADVISERS              adviser to the GNMA, Long-Term Corporate and High
                      Yield Corporate Portfolios. Vanguard's Fixed Income
                      Group provides investment advisory services on an at-cost
                      basis to the three Short-Term Portfolios, the two
                      Intermediate-Term Portfolios and the Long-Term U.S.
                      Treasury Portfolio.                               PAGE 29

--------------------------------------------------------------------------------

DIVIDEND POLICY       Each Portfolio declares a dividend each business day based on its ordinary income. Dividends are paid on the first
                      business day of each month. Net capital gains (excess of
                      long- and short-term capital gains over capital losses),
                      if any, will be distributed annually. Dividend and capital gains distributions are automatically reinvested in
                      additional shares.                                 PAGE 32
--------------------------------------------------------------------------------

SPECIAL               (1) Each Portfolio, except the Short-Term Federal
CONSIDERATIONS        Portfolio, may invest a portion of its assets in bond
                      (interest rate) futures contracts and options. Each
                      Portfolio may hold restricted securities. The Short-Term
                      Corporate, Intermediate-Term Corporate, Long-Term
                      Corporate, and High Yield Corporate Portfolios may invest
                      in securities of foreign issuers.                  PAGE 24

                      (2) Each Portfolio may lend its securities.        PAGE 25
--------------------------------------------------------------------------------

FUND EXPENSES         The following table illustrates ALL expenses and fees that a shareholder of the Fund would incur. These expenses and fees are based upon those incurred for the fiscal year ended January 31, 1997.


                                              SHORT-TERM       SHORT-TERM     SHORT-TERM     INTERMEDIATE-TERM
                                             U.S. TREASURY      FEDERAL       CORPORATE        U.S. TREASURY
    SHAREHOLDER TRANSACTION EXPENSES           PORTFOLIO       PORTFOLIO      PORTFOLIO          PORTFOLIO
--------------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases..........         None             None           None              None
Sales Load Imposed on Reinvested
  Dividends..............................         None             None           None              None
Redemption Fees*.........................         None             None           None              None
Exchange Fees............................         None             None           None              None


                                              SHORT-TERM       SHORT-TERM     SHORT-TERM     INTERMEDIATE-TERM
                                             U.S. TREASURY      FEDERAL       CORPORATE        U.S. TREASURY
     ANNUAL FUND OPERATING EXPENSES            PORTFOLIO       PORTFOLIO      PORTFOLIO          PORTFOLIO
--------------------------------------------------------------------------------------------------------------
Management & Administrative Expenses.....        0.19%            0.19%          0.19%             0.19%
Investment Advisory Fees.................         0.01             0.01           0.01              0.01
12b-1 Fees...............................         None             None           None              None
Other Expenses
  Distribution Costs.....................        0.03%            0.03%          0.03%             0.03%
  Miscellaneous Expenses.................         0.02             0.02           0.02              0.02
                                                 -----            -----          -----             -----
Total Other Expenses.....................         0.05             0.05           0.05              0.05
                                                 -----            -----          -----             -----
         TOTAL OPERATING EXPENSES........        0.25%            0.25%          0.25%             0.25%
                                                 =====            =====          =====             =====


                                                   INTERMEDIATE-TERM      LONG-TERM      LONG-TERM    HIGH YIELD
                                        GNMA           CORPORATE        U.S. TREASURY    CORPORATE    CORPORATE
 SHAREHOLDER TRANSACTION EXPENSES     PORTFOLIO        PORTFOLIO          PORTFOLIO      PORTFOLIO    PORTFOLIO
----------------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases....      None             None               None           None          None
Sales Load Imposed on Reinvested
  Dividends........................      None             None               None           None          None
Redemption Fees*...................      None             None               None           None          None
Exchange Fees......................      None             None               None           None          None


                                                   INTERMEDIATE-TERM      LONG-TERM      LONG-TERM    HIGH YIELD
                                        GNMA           CORPORATE        U.S. TREASURY    CORPORATE    CORPORATE
  ANNUAL FUND OPERATING EXPENSES      PORTFOLIO        PORTFOLIO          PORTFOLIO      PORTFOLIO    PORTFOLIO
----------------------------------------------------------------------------------------------------------------
Management & Administrative
  Expenses.........................     0.21%            0.19%              0.19%          0.21%         0.21%
Investment Advisory Fees...........      0.01             0.01               0.01           0.03          0.04
12b-1 Fees.........................      None             None               None           None          None
Other Expenses
  Distribution Costs...............     0.02%            0.03%              0.03%          0.02%         0.02%
  Miscellaneous Expenses...........      0.03             0.02               0.02           0.02          0.02
                                        -----            -----              -----          -----         -----
Total Other Expenses...............      0.05             0.05               0.05           0.04          0.04
                                        -----            -----              -----          -----         -----
         TOTAL OPERATING
           EXPENSES................     0.27%            0.25%              0.25%          0.28%         0.29%
                                        =====            =====              =====          =====         =====


 * Wire redemptions of less than $5,000 are subject to a $5 processing fee.

                      The purpose of this table is to assist you in understanding the various costs and expenses that an investor would bear directly or indirectly as a shareholder in the Fund.

                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.


                                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                   ------   -------   -------   --------
                        Short-Term U.S. Treasury Portfolio.......    $3       $ 8       $14       $ 32
                        Short-Term Federal Portfolio.............    $3       $ 8       $14       $ 32
                        Short-Term Corporate Portfolio...........    $3       $ 8       $14       $ 32
                        Intermediate-Term U.S. Treasury
                          Portfolio..............................    $3       $ 8       $14       $ 32
                        Intermediate-Term Corporate Portfolio....    $3       $ 8       $14       $ 32
                        GNMA Portfolio...........................    $3       $ 9       $15       $ 34
                        Long-Term U.S. Treasury Portfolio........    $3       $ 8       $14       $ 32
                        Long-Term Corporate Portfolio............    $3       $ 9       $16       $ 36
                        High Yield Corporate Portfolio...........    $3       $ 9       $16       $ 37


                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------


FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each period have been audited by Price
                      Waterhouse LLP, independent accountants, whose reports on the financial statements which contains this information were unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1997 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional
                      Information and in this Prospectus, and which appear, along with the reports of Price Waterhouse LLP, in the Fund's 1997 Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1997 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or by calling Participant Services at 1-800-523-1188.

                                                                      -----------------------------------------------------
                                                                                     SHORT-TERM U.S. TREASURY
                                                                                            PORTFOLIO
                                                                      -----------------------------------------------------
                                                                             YEAR ENDED JANUARY 31,
                                                                     --------------------------------------    OCT. 28, 1991,+
                                                                    1997     1996     1995     1994     1993   TO JAN. 31, 1992
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................. $10.36    $9.89   $10.41   $10.41   $10.12       $10.00
                                                                   ------   ------   ------   ------   ------  -----------
INVESTMENT OPERATIONS
  Net Investment Income...........................................   .586     .625     .532     .486     .528         .140
  Net Realized and Unrealized Gain (Loss) on Investments..........  (.200)    .470    (.500)    .079     .332         .120
                                                                   ------   ------   ------   ------   ------  -----------
    TOTAL FROM INVESTMENT OPERATIONS..............................   .386    1,095     .032     .565     .860         .260
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income............................  (.586)   (.625)   (.532)   (.486)   (.528)       (.140)
  Distributions from Realized Capital Gains.......................     --       --    (.020)   (.079)   (.042)          --
                                                                   ------   ------   ------   ------   ------  -----------
    TOTAL DISTRIBUTIONS...........................................  (.586)   (.625)   (.552)   (.565)   (.570)       (.140)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.................................... $10.16   $10.36    $9.89   $10.41   $10.41       $10.12
========================================================================================================================
TOTAL RETURN......................................................   3.89%   11.37%    0.40%    5.54%    8.74%        2.60%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)..............................   $970     $919     $754     $729     $526         $102
Ratio of Expenses to Average Net Assets...........................   0.25%    0.27%    0.28%    0.26%    0.26%        0.26%*
Ratio of Net Investment Income to Average Net Assets..............   5.77%    6.14%    5.33%    4.64%    5.12%        5.22%*
Portfolio Turnover Rate...........................................     86%      93%     126%      86%      71%          40%


* Annualized.
+ Commencement of operations.


                                          ---------------------------------------------------------------------------------
                                                                     SHORT-TERM FEDERAL PORTFOLIO
                                          ---------------------------------------------------------------------------------
                                                               YEAR ENDED JANUARY 31,
                                         -----------------------------------------------------------------     DEC. 31, 1987,+
                                        1997    1996    1995    1994    1993    1992    1991    1990    1989   TO JAN. 31, 1988
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................. $10.28   $9.79  $10.38  $10.38  $10.31  $10.08   $9.89   $9.78  $10.05       $10.00
                                       ------  ------  ------  ------  ------  ------  ------  ------  ------  -----------
INVESTMENT OPERATIONS
  Net Investment Income...............   .615    .601    .550    .522    .609    .720    .801    .842    .817         .050
  Net Realized and Unrealized Gain
    (Loss) on Investments.............  (.170)   .490   (.580)   .110    .232    .307    .190    .110   (.270)        .050
                                       ------  ------  ------  ------  ------  ------  ------  ------  ------  -----------
    TOTAL FROM INVESTMENT
      OPERATIONS......................  (.445)  1.091   (.030)   .632    .841   1.027    .991    .952    .547         .100
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment
    Income............................  (.615)  (.601)  (.550)  (.522)  (.609)  (.720)  (.801)  (.842)  (.817)       (.050)
  Distributions from Realized
    Capital Gains.....................     --      --   (.010)  (.110)  (.162)  (.077)     --      --      --           --
                                       ------  ------  ------  ------  ------  ------  ------  ------  ------  -----------
    TOTAL DISTRIBUTIONS...............  (.615)  (.601)  (.560)  (.632)  (.771)  (.797)  (.801)  (.842)  (.817)       (.050)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........ $10.11  $10.28   $9.79  $10.38  $10.38  $10.31  $10.08   $9.89   $9.78       $10.05
========================================================================================================================
TOTAL RETURN..........................   4.51%  11.43%  (0.21)%   6.23%   8.49%  10.59%  10.46%  10.09%   5.66%        1.01%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions).......................... $1,348  $1,402  $1,474  $1,936  $1,688  $1,274    $508    $228    $159           $6
Ratio of Expenses to Average Net
  Assets..............................   0.25%   0.27%   0.28%   0.26%   0.27%   0.26%   0.30%   0.28%   0.32%          --
Ratio of Net Investment Income to
  Average Net Assets..................   6.09%   5.93%   5.53%   4.98%   5.88%   6.98%   8.06%   8.59%   8.50%          --
Portfolio Turnover Rate...............     57%     74%     57%     49%     70%    111%    141%    133%    228%          --


+ Commencement of operations.

                                                ----------------------------------------------------------------------------
                                                                       SHORT-TERM CORPORATE PORTFOLIO
                                                ----------------------------------------------------------------------------
                                                                           YEAR ENDED JANUARY 31,
                                                ----------------------------------------------------------------------------
                                             1997     1996     1995    1994    1993    1992    1991    1990    1989    1988
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR......... $10.94   $10.40   $10.94  $10.99  $10.88  $10.50  $10.34  $10.23  $10.43  $10.67
                                            ------   ------   ------  ------  ------  ------  ------  ------  ------  ------
INVESTMENT OPERATIONS
  Net Investment Income....................   .663     .671     .596    .605    .695    .804    .876    .895    .833    .761
  Net Realized and Unrealized Gain (Loss)
    on Investments.........................  (.190)    .540    (.540)   .049    .275    .380    .160    .110   (.200)  (.240)
                                            ------   ------   ------  ------  ------  ------  ------  ------  ------  ------
    TOTAL FROM INVESTMENT OPERATIONS.......   .473    1.211     .056    .654    .970   1.184   1.036   1.005    .633    .521
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income.....  (.663)   (.671)   (.596)  (.605)  (.695)  (.804)  (.876)  (.895)  (.833)  (.761)
  Distributions from Realized
    Capital Gains..........................     --       --       --   (.099)  (.165)     --      --      --      --      --
                                            ------   ------   ------  ------  ------  ------  ------  ------  ------  ------
    TOTAL DISTRIBUTIONS....................  (.663)   (.671)   (.596)  (.704)  (.860)  (.804)  (.876)  (.895)  (.833)  (.761)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR............... $10.75   $10.94   $10.40  $10.94  $10.99  $10.88  $10.50  $10.34  $10.23  $10.43
============================================================================================================================
TOTAL RETURN...............................   4.52%   11.95%    0.60%   6.11%   9.29%  11.70%  10.47%  10.18%   6.31%   5.16%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)......... $4,531   $3,873   $2,924  $3,573  $2,811  $1,911    $829    $597    $493    $429
Ratio of Expenses to Average Net Assets....   0.25%    0.27%    0.28%   0.26%   0.27%   0.26%   0.31%   0.28%   0.34%   0.33%
Ratio of Net Investment Income to Average
  Net Assets...............................   6.18%    6.23%    5.66%   5.48%   6.33%   7.44%   8.48%   8.70%   8.17%   7.36%
Portfolio Turnover Rate....................     45%      62%      69%     61%     71%     99%    107%    121%    165%    258%



                                                           ------------------------------------------------------------------
                                                                           INTERMEDIATE-TERM U.S. TREASURY
                                                                                      PORTFOLIO
                                                           ------------------------------------------------------------------
                                                                     YEAR ENDED JANUARY 31,
                                                          --------------------------------------------     OCT. 28, 1991,+ TO
                                                          1997      1996      1995      1994      1993       JAN. 31, 1992
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $10.90     $9.76    $10.82    $10.79    $10.19          $10.00
                                                         ------     -----    ------    ------    ------    ------------
INVESTMENT OPERATIONS
  Net Investment Income.................................   .649      .662      .603      .617      .676            .170
  Net Realized and Unrealized Gain (Loss) on
    Investments.........................................  (.530)    1,140    (1.033)     .443      .617            .190
                                                         ------    ------    ------    ------    ------    ------------
    TOTAL FROM INVESTMENT OPERATIONS....................   .119     1.802     (.430)    1.060     1.293            .360
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income..................  (.649)    (.662)    (.603)    (.617)    (.676)          (.170)
  Distributions from Realized Capital Gains.............     --        --     (.027)    (.413)    (.017)             --
                                                         ------    ------    ------    ------    ------    ------------
    TOTAL DISTRIBUTIONS.................................  (.649)    (.662)    (.630)   (1.030)    (.693)          (.170)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......................... $10.37    $10.90     $9.76    $10.82    $10.79          $10.19
=============================================================================================================================
TOTAL RETURN............................................   1.28%    18.96%    (3.90)%   10.09%    13.14%           3.59%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions).................... $1,279    $1,226      $848    $1,007      $673            $190
Ratio of Expenses to Average Net Assets.................   0.25%     0.28%     0.28%     0.26%     0.26%           0.26%*
Ratio of Net Investment Income to Average Net Assets....   6.26%     6.34%     6.05%     5.55%     6.44%           6.47%*
Portfolio Turnover Rate.................................     42%       56%      128%      118%      123%             32%


* Annualized.
+ Commencement of operations.

                                                  --------------------------------------------------------------------------
                                                                                GNMA PORTFOLIO
                                                  --------------------------------------------------------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                  --------------------------------------------------------------------------
                                               1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR........... $10.45   $9.71  $10.39  $10.50  $10.25   $9.85   $9.54   $9.34   $9.69  $10.10
                                              ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
INVESTMENT OPERATIONS
  Net Investment Income......................   .727    .734    .693    .641    .778    .831    .855    .878    .882    .889
  Net Realized and Unrealized Gain (Loss) on
    Investments..............................  (.220)   .740   (.673)  (.110)   .250    .400    .310    .200   (.350)  (.410)
                                              ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
    TOTAL FROM INVESTMENT OPERATIONS.........   .507   1.474    .020    .531   1.028   1.231   1.165   1.078    .532    .479
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income.......  (.727)  (.734)  (.693)  (.641)  (.778)  (.831)  (.855)  (.878)  (.882)  (.889)
  Distributions from Realized
    Capital Gains............................     --      --   (.007)     --      --      --      --      --      --      --
                                              ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
    TOTAL DISTRIBUTIONS......................  (.727)  (.734)  (.700)  (.641)  (.778)  (.831)  (.855)  (.878)  (.882)  (.889)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................. $10.23  $10.45   $9.71  $10.39  $10.50  $10.25   $9.85   $9.54   $9.34   $9.69
========================================================================================================================
TOTAL RETURN.................................   5.15%  15.64%   0.36%   5.18%  10.40%  13.00%  12.85%  11.98%   5.80%   5.30%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)........... $7,400  $6,998  $5,851  $7,043  $7,167  $5,207  $2,711  $2,128  $1,907  $1,910
Ratio of Expenses to Average
  Net Assets.................................   0.27%   0.29%   0.30%   0.28%   0.29%   0.29%   0.34%   0.31%   0.35%   0.35%
Ratio of Net Investment Income to Average Net
  Assets.....................................   7.16%   7.22%   7.04%   6.19%   7.38%   8.22%   8.95%   9.25%   9.35%   9.35%
Portfolio Turnover Rate......................     12%      7%     35%      2%      7%      1%      1%      9%      8%     22%



                                                                             ---------------------------------------------
                                                                                          INTERMEDIATE-TERM
                                                                                         CORPORATE PORTFOLIO
                                                                             ---------------------------------------------
                                                                                     YEAR ENDED                 NOV. 1,
                                                                                    JANUARY 31,                1993+, TO
                                                                             1997       1996       1995      JAN. 31, 1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................................   $10.17      $9.07     $10.04         $10.00
                                                                            ------     ------     ------      ---------
INVESTMENT OPERATIONS
  Net Investment Income..................................................     .639       .658       .587           .125
  Net Realized and Unrealized Gain (Loss) on Investments.................    (.430)     1.100      (.970)          .040
                                                                            ------     ------     ------      ---------
    TOTAL FROM INVESTMENT OPERATIONS.....................................     .209      1.758      (.383)          .165
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income...................................    (.639)     (.658)     (.587)         (.125)
  Distributions from Realized Capital Gains..............................    (.020)        --         --             --
                                                                            ------     ------     ------      ---------
    TOTAL DISTRIBUTIONS..................................................    (.659)     (.658)     (.587)         (.125)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........................................    $9.72     $10.17      $9.07         $10.04
==========================================================================================================================
TOTAL RETURN.............................................................     2.29%     19.94%     (3.73)%         1.66%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions).....................................     $592       $424       $163            $85
Ratio of Expenses to Average Net Assets..................................     0.25%      0.28%      0.28%          0.25%*
Ratio of Net Investment Income to Average Net Assets.....................     6.61%      6.70%      6.46%          5.11%*
Portfolio Turnover Rate..................................................       85%        78%        97%            74%


* Annualized.
+ Commencement of operations.

                                          ---------------------------------------------------------------------------------------
                                                                     LONG-TERM U.S. TREASURY PORTFOLIO
                                          ---------------------------------------------------------------------------------------
                                                                          YEAR ENDED JANUARY 31,
                                          ---------------------------------------------------------------------------------------
                                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD..............................  $10.73   $ 9.23   $10.75   $10.04   $10.14    $9.74    $9.53    $9.28    $9.49   $10.28
                                           -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
INVESTMENT OPERATIONS
 Net Investment Income..................    .655     .669     .665     .685     .733     .763     .776     .781     .778     .776
 Net Realized and Unrealized Gain (Loss)
   on Investments.......................   (.877)   1.725   (1.401)    .886     .600     .400     .210     .250    (.210)   (.790)
                                           -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
   TOTAL FROM INVESTMENT OPERATIONS.....   (.222)   2.394    (.736)   1.571    1.333    1.163     .986    1.031     .568    (.014)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income...   (.655)   (.669)   (.665)   (.685)   (.733)   (.763)   (.776)   (.781)   (.778)   (.776)
 Distributions from Realized Capital
   Gains................................   (.013)   (.225)   (.119)   (.176)   (.700)      --       --       --       --       --
                                           -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
   TOTAL DISTRIBUTIONS..................   (.668)   (.894)   (.784)   (.861)  (1.433)   (.763)   (.776)   (.781)   (.778)   (.776)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........   $9.84   $10.73    $9.23   $10.75   $10.04   $10.14    $9.74    $9.53    $9.28    $9.49
=================================================================================================================================
TOTAL RETURN............................   (1.85)%  26.72%   (6.68)%  16.09%   14.12%   12.44%   11.00%   11.33%    6.43%    0.29%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (Millions).............................    $898     $916     $671     $829     $874     $833     $722     $456     $172      $83
Ratio of Expenses to Average Net
 Assets.................................    0.25%    0.27%    0.28%    0.26%    0.27%    0.26%    0.30%    0.28%    0.36%    0.32%
Ratio of Net Investment Income to
 Average Net Assets.....................    6.66%    6.57%    7.02%    6.44%    7.26%    7.72%    8.29%    8.08%    8.46%    8.10%
Portfolio Turnover Rate.................      31%     105%      85%       7%     170%      89%     147%      83%     387%     182%



                                      ----------------------------------------------------------------------------------------
                                                                     LONG-TERM CORPORATE PORTFOLIO+
                                      ----------------------------------------------------------------------------------------
                                                                         YEAR ENDED JANUARY 31,
                                      ----------------------------------------------------------------------------------------
                                       1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR...............................   $9.43    $8.18    $9.36    $9.04    $8.63    $8.02    $8.00    $7.91    $8.11    $8.77
                                       -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
INVESTMENT OPERATIONS
 Net Investment Income..............    .619     .627     .617     .632     .680     .706     .720     .732     .741     .770
 Net Realized and Unrealized Gain
   (Loss) on Investments............   (.566)   1.250   (1.108)    .579     .561     .610     .020     .090    (.200)   (.660)
                                       -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
   TOTAL FROM INVESTMENT
    OPERATIONS......................    .053    1.877    (.491)   1.211    1.241    1.316     .740     .822     .541     .110
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
   Income...........................   (.619)   (.627)   (.617)   (.632)   (.680)   (.706)   (.720)   (.732)   (.741)   (.770)
 Distributions from Realized
   Capital Gains....................   (.154)      --    (.072)   (.259)   (.151)      --       --       --       --       --
                                       -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
   TOTAL DISTRIBUTIONS..............   (.773)   (.627)   (.689)   (.891)   (.831)   (.706)   (.720)   (.732)   (.741)   (.770)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR........   $8.71    $9.43    $8.18    $9.36    $9.04    $8.63    $8.02    $8.00    $7.91    $8.11
=============================================================================================================================
TOTAL RETURN........................    0.86%   23.64%   (5.12)%  13.83%   15.06%   17.09%    9.81%   10.67%    7.13%    1.76%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
 (Millions).........................  $3,324   $3,376   $2,607   $3,166   $2,763   $1,992   $1,254     $954     $734     $665
Ratio of Expenses to Average
 Net Assets.........................    0.28%    0.31%    0.32%    0.30%    0.31%    0.31%    0.37%    0.34%    0.38%    0.37%
Ratio of Net Investment Income to
 Average Net Assets.................    7.06%    7.03%    7.37%    6.71%    7.68%    8.46%    9.16%    9.07%    9.40%    9.40%
Portfolio Turnover Rate.............      30%      49%      43%      77%      50%      72%      62%      70%      60%      63%


+ Formerly the "Investment Grade Corporate Portfolio."

                                          -----------------------------------------------------------------------------------
                                                                    HIGH YIELD CORPORATE PORTFOLIO
                                          -----------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                          -----------------------------------------------------------------------------------
                                      1997     1996     1995     1994     1993     1992      1991     1990     1989     1988
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  YEAR.............................   $7.89   $ 7.24   $ 8.14    $7.56    $7.27     $6.19    $7.31    $8.44    $8.53    $9.33
                                      -----    -----    -----    -----    -----   -------    -----    -----    -----    -----
INVESTMENT OPERATIONS
  Net Investment Income............    .688     .678     .679     .695     .727      .770     .904    1.004    1.016    1.006
  Net Realized and Unrealized Gain
    (Loss) on Investments..........   (.020)    .650    (.900)    .580     .290     1.080   (1.120)  (1.130)   (.090)   (.800)
                                      -----    -----    -----    -----    -----    ------    -----    -----    -----    -----
    TOTAL FROM INVESTMENT
      OPERATIONS...................    .668    1.328    (.221)   1.275    1.017     1.850    (.216)   (.126)    .926     .206
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment
    Income.........................   (.688)   (.678)   (.679)   (.695)   (.727)    (.770)   (.904)  (1.004)  (1.016)  (1.006)
  Distributions from Realized
    Capital Gains..................      --       --       --       --       --        --       --       --       --    (.118)
                                      -----    -----    -----    -----    -----    ------    -----    -----    -----    -----
    TOTAL DISTRIBUTIONS............   (.688)   (.678)   (.679)   (.695)   (.727)    (.770)   (.904)  (1.004)  (1.016)  (1.006)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......   $7.87    $7.89   $ 7.24    $8.14    $7.56     $7.27    $6.19    $7.31    $8.44    $8.53
=============================================================================================================================
TOTAL RETURN*......................    9.01%   19.01%   (2.52)%  17.54%   14.68%    31.27%   (3.21)%  (1.84)%  11.41%    2.54%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
  (Millions).......................  $3,674   $3,007   $2,162   $2,625   $2,184    $1,593     $699     $828   $1,234     $933
Ratio of Expenses to Average Net
  Assets...........................    0.29%    0.34%    0.34%    0.32%    0.34%     0.34%    0.40%    0.38%    0.41%    0.41%
Ratio of Net Investment Income to
  Average Net Assets...............    8.92%    8.85%    9.13%    8.81%    9.82%    11.13%   13.35%   12.56%   12.07%   11.47%
Portfolio Turnover Rate............      23%      38%      33%      51%      83%       44%      61%      41%      48%      82%


* Returns exclude 1% fee applied to shares redeemed or exchanged within one year of purchase.
--------------------------------------------------------------------------------

YIELD AND TOTAL
RETURN From time to time a Portfolio may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Portfolio's Reports to Shareholders.

                      Additionally, a Portfolio may compare its performance to that of the Lehman Aggregate Bond Index, and may advertise its duration, a measure of a Portfolio's sensitivity to interest rate changes.
--------------------------------------------------------------------------------

INVESTMENT            The Fund is an open-end diversified investment company.
OBJECTIVE             The objective of the Fund is to provide investors with a
                      high level of current income consistent with the
THE FUND SEEKS TO     maintenance of principal and liquidity.
PROVIDE A HIGH LEVEL
OF CURRENT INCOME     The Fund consists of nine distinct Portfolios, each of
                      which invests in fixed-income securities within prescribed maturity and quality standards. There is no assurance that the Fund will achieve its stated objective.

                      The investment objective for the Fund is not fundamental and so may be changed by the Board of Directors without shareholder approval. Any such change could result in the Fund having investment objectives different from the objectives which a shareholder considered appropriate at the time of investment in the Fund. However, shareholders would be notified prior to any material change in the Fund's objective.
--------------------------------------------------------------------------------

INVESTMENT            While all of the Fund's Portfolios invest in fixed-income
POLICIES              securities, the individual Portfolios vary substantially
                      in terms of the type, credit quality, and average maturity of the securities in which they invest. The Fund is managed without regard to tax ramifications.


                      IMPORTANT NOTE: Five of the Portfolios invest in U.S. Treasury or U.S. Government agency securities to minimize credit risk. Examples of the Government agencies and instrumentalities whose securities may be purchased by these Portfolios include the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Government Export Trust and the Overseas Private Investment Corporation. Government securities may be backed by (i) the full faith and credit of the United States; (ii) the particular Government agency's ability to borrow directly from the Treasury; (iii) some other type of United States support; or (iv) the credit of the issuing agency, only. As described below, each of the five Portfolios which invests in U.S. Treasury or U.S. Government agency securities is required to invest a specified percentage of its assets in securities backed by the full faith and credit of the United States. WHILE U.S. TREASURY OR GOVERNMENT AGENCY SECURITIES PROVIDE SUBSTANTIAL PROTECTION AGAINST CREDIT RISK, THEY DO NOT PROTECT INVESTORS AGAINST PRICE CHANGES DUE TO CHANGING INTEREST RATES. THE MARKET VALUES OF GOVERNMENT SECURITIES ARE NOT GUARANTEED AND WILL FLUCTUATE. See "Investment Risks" for additional information on these and other important risks.


THREE PORTFOLIOS      Three Portfolios of the Fund invest in short-term bonds.
INVEST IN SHORT-TERM  THE SHORT-TERM U.S. TREASURY PORTFOLIO invests at least
BONDS                 85% of its assets in short-term securities backed by the
                      full faith and credit of the U.S. Government. Also, at least 65% of the Portfolio's assets will be invested in U.S. Treasury bills, notes and bonds. In an effort to minimize fluctuations in market value, the Short-Term U.S.
                      Treasury Portfolio is expected to maintain a dollar-weighted average maturity between one and three years.

                      The balance of the Short-Term U.S. Treasury Portfolio's assets may be invested in U.S. Treasury or U.S. Government agency securities, as well as in repurchase agreements collateralized by such securities. The Portfolio may also invest in bond (interest rate) futures and options to a limited extent. See "Implementation of Policies" for a description of these investment practices of the Portfolio.

                      THE SHORT-TERM FEDERAL PORTFOLIO invests primarily in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Such "agency" securities may not be backed by the "full faith and credit" of the U.S. Government. The Portfolio may also invest in U.S. Treasury securities, as well as in repurchase agreements collateralized by U.S. Treasury or U.S. Government agency securities. In an effort to minimize fluctuations in market value, the Short-Term Federal Portfolio is expected to maintain a dollar-weighted average maturity between one and three years. See "Implementation of Policies" for a description of these and other investment practices of the Portfolio.

                      THE SHORT-TERM CORPORATE PORTFOLIO invests in the following investment grade fixed-income securities:

                      (1) Short-term and intermediate-term corporate debt
                          securities;
                      (2) U.S. Treasury and U.S. Government agency obligations;
                      (3) Obligations issued by state and municipal governments
                          and their agencies and instrumentalities;
                      (4) Bank obligations, including certificates of deposit
                          and bankers' acceptances;
                      (5) Commercial paper; and
                      (6) Repurchase agreements collateralized by these
                          securities.

                      Investment grade securities are those rated a minimum of Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB- by Standard & Poor's Corporation ("Standard & Poor's"). Investment grade commercial paper is rated A-1 or better by Standard & Poor's or Prime-1 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or Standard & Poor's. At least 70% of the Short-Term Corporate Portfolio's assets will be invested in debt securities rated a minimum of A3 by Moody's or A- by Standard & Poor's, and not more than 30% of the Portfolio's assets may be invested in debt securities rated Baa by Moody's or BBB by Standard & Poor's. Securities rated Baa or BBB are considered medium grade obligations. Interest payments and principal are regarded as adequate for the present, but certain protective elements found in higher-rated bonds may be lacking. Such bonds lack outstanding investment characteristics and have speculative characteristics.

                      In the event that a security held by the Portfolio is downgraded, the Portfolio may continue to hold such security until such time as the adviser deems it advantageous to dispose of the security.

                      In an effort to minimize fluctuations in market value, the Short-Term Corporate Portfolio is expected to maintain a dollar-weighted average maturity between 1 and 3 years. The Short-Term Corporate Portfolio may also hold securities of foreign issuers provided such securities are denominated in U.S. dollars, and may invest in bond (interest rate) futures and options to a limited extent. See "Implementation of Policies" for a description of these and other investment practices of the Portfolio.

THREE PORTFOLIOS      THE INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO invests at
INVEST IN             least 85% of its assets in intermediate-term and
INTERMEDIATE-TERM     short-term securities backed by the full faith and credit
GOVERNMENT SECURITIES of the U.S. Government. Also, at least 65% of the
                      Portfolio's assets will be invested in U.S. Treasury bills, notes and bonds. The dollar-weighted average maturity of the Portfolio is expected to range from 5 to 10 years.

                      The balance of the Portfolio's assets may be invested in U.S. Treasury or U.S. Government agency securities, as well as in repurchase agreements collateralized by such securities. The Portfolio may also invest in bond (interest rate) futures and options to a limited extent. See "Implementation of Policies" for a description of these investment practices of the Portfolio.

                      THE GNMA PORTFOLIO invests at least 80% of its assets in Government National Mortgage Association ("GNMA" or "Ginnie Mae") pass-through certificates. The balance of the Portfolio's assets may be invested in other U.S. Treasury or U.S. Government agency securities, as well as in repurchase agreements collateralized by such securities. The Portfolio may also invest in bond (interest rate) futures and options to a limited extent and real estate mortgage conduits ("REMICs"). See "Implementation of Policies" for a description of these investment practices of the Portfolio.

                      GNMA pass-through certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. Monthly mortgage payments of both interest and principal "pass through" from homeowners to certificate investors, such as the GNMA Portfolio. The GNMA Portfolio reinvests the principal portion in additional securities and distributes the interest portion as income to the Portfolio's shareholders. Under normal circumstances, GNMA certificates are expected to provide higher yields than U.S. Treasury securities of comparable maturity.

                      The mortgage loans underlying GNMA certificates issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations are either insured by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration (VA). Each pool of mortgage loans must also be approved by GNMA, a U.S. Government corporation within the U.S. Department of Housing and Urban Development. Once GNMA approval is obtained, the timely payment of interest and principal on each underlying mortgage loan is guaranteed by the "full faith and credit" of the U.S. Government.

                      Although stated maturities on GNMA certificates generally range from 25 to 30 years, effective maturities are usually much shorter due to the prepayment of the underlying mortgages by homeowners. On average, GNMA certificates are repaid within 12 years and so are classified as intermediate-term securities.

                      THE INTERMEDIATE-TERM CORPORATE PORTFOLIO invests in a diversified portfolio of investment grade corporate and Government bonds. Under normal circumstances, at least 65% of the Portfolio's assets are invested in straight debt corporate bonds rated a minimum of Baa3 by Moody's or BBB- by Standard & Poor's at the time of purchase. Additionally, at least 80% of the Portfolio's assets will normally be invested in a combination of investment grade corporate bonds and securities of the U.S. Government and its agencies or instrumentalities. The Intermediate-Term Corporate Portfolio is expected to maintain a dollar-weighted average maturity between 5 and 10 years.

                      The preponderance of the Portfolio's holdings will be classified in the top three credit-rating categories. Specifically, at least 70% of the Portfolio's assets will be invested in the following securities:

                      (1) Short-term and intermediate-term corporate debt
                          securities which at the time of purchase are rated a minimum of A3 by Moody's or A- by Standard & Poor's;

                      (2) Securities issued by the U.S. Government, state and
                          municipal governments or their agencies or instrumentalities;

                      (3) Commercial paper of companies having, at the time of
                          purchase, outstanding debt securities rated as described in (1) or commercial paper rated P-1 or P-2 by Moody's or rated A-1 or A-2 by Standard & Poor's; and

                      (4) Short-term fixed income securities held as cash
                          reserves, including U.S. Treasury or U.S. Government agency securities, certificates of deposit, bankers' acceptances, or repurchase agreements collateralized by these securities.


                      Up to 30% of the Intermediate-Term Corporate Portfolio's assets may be invested in straight debt securities rated Baa by Moody's or BBB by Standard & Poor's (see page 13 for a description of these ratings), and in preferred stocks and convertible securities. In the event that a security held by the Portfolio is downgraded, the Portfolio may continue to hold such security until such time as the adviser deems it to be advantageous to dispose of the security.


                      The Intermediate-Term Corporate Portfolio may also hold securities of foreign issuers provided such securities are denominated in U.S. dollars. The Portfolio may also invest in bond (interest rate) futures and options to a limited extent. See "Implementation of Policies" for a description of these investment practices of the Portfolio.


TWO PORTFOLIOS INVEST THE LONG-TERM U.S. TREASURY PORTFOLIO invests at least 85%
IN LONG-TERM BONDS    of its assets in long-term securities backed by the full
                      faith and credit of the U.S. Government. Also, at least
                      65% of the Portfolio's assets will be invested in U.S.
                      Treasury bills, notes and bonds. The dollar-weighted average maturity of the Portfolio is expected to range from 15 to 30 years.

                      The balance of the Portfolio's assets may be invested in U.S. Treasury or U.S. Government agency securities, as well as in repurchase agreements collateralized by such securities. The Portfolio may also invest in bond (interest rate) futures and options to a limited extent. See "Implementation of Policies" for a description of these investment practices of the Portfolio.

                      THE LONG-TERM CORPORATE PORTFOLIO (formerly the "Investment Grade Corporate Portfolio") invests in a diversified portfolio of investment grade corporate and Government bonds. Under normal circumstances, at least 65% of the Portfolio's assets are invested in straight debt corporate bonds rated a minimum of Baa3 by Moody's or BBB-by Standard & Poor's at the time of purchase. Additionally, at least 80% of the Portfolio's assets will normally be invested in a combination of investment grade corporate bonds and securities of the U.S. Government and its agencies and instrumentalities. The average weighted maturity of the Portfolio is expected to range from 15 to 25 years.

                      The preponderance of the Portfolio's holdings will be classified in the top three credit-rating categories. Specifically, at least 70% of the Portfolio's assets will be invested in the following securities:

                      (1) Straight debt corporate securities which at the time
                          of purchase are rated a minimum of A3 by Moody's or A-by Standard & Poor's;


                      (2) Securities issued by the U.S. Government or its
                          agencies and instrumentalities;


                      (3) Commercial paper of companies having, at the time of
                          purchase, outstanding debt securities rated as described in (1) or commercial paper rated P-1 or P-2 by Moody's or rated A-1 or A-2 by Standard & Poor's; and

                      (4) Short-term fixed income securities held as cash
                          reserves, including U.S. Treasury or U.S. Government agency securities, certificates of deposit, bankers' acceptances, or repurchase agreements collateralized by these securities.


                      Up to 30% of the Long-Term Corporate Portfolio's assets may be invested in straight debt securities rated Baa by Moody's or BBB by Standard & Poor's (see page 13 for a description of these ratings), and in preferred stocks and convertible securities. In addition, not more than 25% of the Portfolio's assets may be invested in GNMA certificates or other mortgage-backed securities. In the event that a security held by the Portfolio is downgraded, the Portfolio may continue to hold such security until such time as the adviser deems it to be advantageous to dispose of the security.


                      The Long-Term Corporate Portfolio may also hold asset-backed securities, as well as U.S. dollar-denominated debt securities issued by foreign governments, their agencies and instrumentalities, supranational entities and companies located outside the U.S. The Portfolio may also invest in bond (interest rate) futures and options to a limited extent. See "Implementation of Policies" for a description of these investment practices of the Portfolio.



ONE PORTFOLIO INVESTS THE HIGH YIELD CORPORATE PORTFOLIO invests in a
IN LOW-QUALITY,       diversified portfolio of high-yielding corporate debt
HIGH-RISK BONDS       securities (so-called "junk bonds"). Under normal
                      circumstances, at least 80% of the Portfolio's assets will be invested in high-yield corporate debt obligations rated
                      B or better by Moody's or Standard & Poor's. Not more than 20% of the High Yield Corporate Portfolio's assets may be invested in debt securities which are rated less than B or unrated, and convertible securities and preferred stocks.
                      The Portfolio may invest up to 25% of its assets in cash reserves and U.S. Government securities under unusual market conditions for temporary defensive measures.

                      The High Yield Corporate Portfolio will not invest in securities that, at the time of initial investment, are rated less than Caa by Moody's or CCC by Standard & Poor's. Securities that are subsequently downgraded in quality below Caa or CCC may continue to be held by the Portfolio, and will be sold only if the Portfolio's adviser believes it would be advantageous to do so. In addition, the credit quality of unrated securities purchased by the Portfolio must be, in the opinion of the Portfolio's adviser, at least equivalent to a Caa rating by Moody's or a CCC rating by Standard & Poor's.

                      Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and Standard & Poor's definitions for speculative grade debt obligations:

                        Moody's: Ba-rated bonds have "speculative elements," their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing" and "may be in default" or may have "elements of danger with respect to principal or interest."

                        Standard & Poor's: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default" than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions. CCC-rated bonds have a "currently identifiable vulnerability to default" and, without favorable business conditions, will be unable to repay interest and principal.

                      Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the High Yield Corporate Portfolio's policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the adviser's own independent and ongoing review of credit quality.

                      In the past, the High Yield Corporate Portfolio has not invested in non-income-producing high-yield securities -- such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. Although it has no present plans to do so, the Portfolio may invest up to 5% of its assets in such securities in the future.

                      The High Yield Corporate Portfolio may also hold asset-backed securities, as well as U.S. dollar-denominated debt-securities issued by foreign governments, their agencies and instrumentalities, supranational entities and companies located outside the U.S. The Portfolio may also invest in bond (interest rate) futures and options to a limited extent. See "Implementation of Policies" for a description of these investment practices of the Portfolio.

                                                 * * *

                      The Fund is responsible for voting the shares of all securities it holds.
--------------------------------------------------------------------------------






INVESTMENT RISKS      As mutual funds investing in fixed-income securities, the
                      Portfolios of the Fund are subject primarily to interest
THE PORTFOLIOS ARE    rate and credit risk. INTEREST RATE RISK is the potential
SUBJECT PRIMARILY     for a decline in bond prices due to rising interest rates.
TO INTEREST RATE,     In general, bond prices vary inversely with interest
INCOME, CREDIT AND    rates. When interest rates rise, bond prices generally
MANAGER RISK          fall. Conversely, when interest rates fall, bond prices
                      generally rise. The change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to changes in interest rates than bonds with shorter maturities.

                      These principles of interest rate risk also apply to U.S. Treasury and U.S. Government agency securities. As with other bond investments, U.S. Government securities will rise and fall in value as interest rates change. A SECURITY BACKED BY THE U.S. TREASURY OR THE FULL FAITH AND CREDIT OF THE UNITED STATES IS GUARANTEED ONLY AS TO THE TIMELY PAYMENT OF INTEREST AND PRINCIPAL WHEN HELD TO MATURITY. THE CURRENT MARKET PRICES FOR SUCH SECURITIES ARE NOT GUARANTEED AND WILL FLUCTUATE.

                      As an illustration of interest rate risk, the charts below depict the effect of a one and two percentage point change in interest rates on three bonds of varying maturities:

                       PERCENT CHANGE IN THE PRICE OF A PAR BOND YIELDING 7.5%

                                                           1 PERCENTAGE POINT    1 PERCENTAGE POINT
                                                              INCREASE IN           DECREASE IN
                                STATED MATURITY              INTEREST RATES        INTEREST RATES
                        -------------------------------    ------------------    ------------------
                        Short-Term (2.5 years)..........           -2.2%                + 2.3%
                        Intermediate-Term (10 years)....           -6.6%                + 7.3%
                        Long-Term (20 years)............           -9.5%                +11.1%

                                                           2 PERCENTAGE POINT    2 PERCENTAGE POINT
                                                              INCREASE IN           DECREASE IN
                                STATED MATURITY              INTEREST RATES        INTEREST RATES
                        -------------------------------    ------------------    ------------------
                        Short-Term (2.5 years)..........          - 4.3%                + 4.6%
                        Intermediate-Term (10 years)....          -12.7%                +15.2%
                        Long-Term (20 years)............          -17.8%                +24.1%

                      These charts are intended to provide you with guidelines for determining the degree of interest rate risk you may be willing to assume. The yield and price changes shown should not be taken as representative of a Portfolio's current or future yield or expected changes in a Portfolio's share price.

                      INCOME RISK is the potential for a decline in a Portfolio's income due to falling market interest rates. In relative terms, income risk will be higher for the Fund's shorter-term Portfolios and lower for the Fund's longer-term Portfolios.

                      Each Portfolio of the Fund is also subject to credit risk. CREDIT RISK, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal to a Portfolio. The credit risk of a Portfolio depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).

                      Note: Unlike other Portfolios of the Fund, the High Yield Corporate Portfolio holds speculative-grade investments that pose substantial risks. Potential investors should review the risk discussion below and the special risk section on the High Yield Corporate Portfolio.

                      Besides interest rate risk and credit risk, investors are exposed to PREPAYMENT RISK in the GNMA Portfolio and CALL RISK in the Long-Term Corporate Portfolio.


                      Finally, the investment advisers manage the Portfolios according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. MANAGER RISK refers to the possibility that a Portfolio's investment adviser may fail to execute the Portfolio's investment strategy effectively. As a result, a Portfolio may fail to achieve its stated objective.





THREE SHORT-TERM      Interest rate risk for the SHORT-TERM U.S TREASURY
PORTFOLIOS PROVIDE    PORTFOLIO, the SHORT-TERM FEDERAL PORTFOLIO, and the
MODERATE EXPOSURE TO  SHORT-TERM CORPORATE PORTFOLIO should be modest. Because
INTEREST RATE RISK    of their short-term average weighted maturities, the three short-term Portfolios are expected to exhibit low to moderate price fluctuations as interest rates change.

                      The three Portfolios differ principally in terms of credit quality and potential yield. For the Short-Term U.S. Treasury Portfolio, credit risk should be negligible. In relative terms, credit risk will be slightly higher for the Short-Term Federal Portfolio because of its holdings of U.S. Government agency securities. (Even though they carry top (Aaa) credit ratings, "agency" obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.)

                      With its corporate bond holdings, the Short-Term Corporate Portfolio offers the highest exposure to credit risk of the three short-term Portfolios. However, because of the Portfolio's well-diversified holdings and emphasis on high-quality bonds, overall credit risk should still be quite low.





INTEREST RATE RISK    The three intermediate-term Portfolios are exposed to a
FOR THE THREE         higher degree of interest rate risk than the three
INTERMEDIATE-TERM     short-term Portfolios. The INTERMEDIATE-TERM U.S. TREASURY
PORTFOLIOS WILL BE    PORTFOLIO, the GNMA PORTFOLIO and the INTERMEDIATE-TERM
HIGHER                CORPORATE PORTFOLIO are expected to exhibit moderate to
                      high price fluctuations as interest rates change. Credit risk, however, should be minimal for the Intermediate-Term

                      U.S. Treasury and the GNMA Portfolios, as both Portfolios invest primarily in "full faith and credit" securities of the U.S. Government.

                      Due to its investments in corporate securities, credit risk associated with the Intermediate-Term Corporate Portfolio will be higher than for the other two intermediate-term Portfolios. However, the Intermediate-Term Corporate Portfolio's diversification and quality of investments should help limit credit risk.

                      The GNMA Portfolio is unique among the Fund's Portfolios in its exposure to prepayment risk. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on GNMA Certificates held by the Portfolio is "prepaid" earlier than expected. The GNMA Portfolio must then reinvest the unanticipated principal in new GNMA certificates, just at a time when interest rates on new mortgage investments are falling.

                      Prepayment risk has two important effects on the GNMA
                      Portfolio:

                      - When interest rates fall and additional mortgage
                        prepayments must be reinvested at lower interest rates, the income of the GNMA Portfolio will be reduced.

                      - When interest rates fall, prices on GNMA securities will not rise as much as comparable Treasury bonds, as bond market investors anticipate an increase in mortgage prepayments and a likely decline in income.

                      In part to compensate for this risk, the GNMA Portfolio will generally offer higher yields than a bond portfolio of comparable quality -- such as the Intermediate-Term U.S. Treasury Portfolio.




FOR THE TWO LONG-TERM The two long-term Portfolios are exposed to substantial PORTFOLIOS, INTEREST interest rate risk. The LONG-TERM U.S. TREASURY PORTFOLIO
RATE RISK MAY BE      and the LONG-TERM CORPORATE PORTFOLIO, both of which
SUBSTANTIAL           maintain average maturities in excess of 15 years, may
                      exhibit high to very high price fluctuations due to changing interest rates.

                      The main difference between the two Portfolios is credit risk. The Long-Term U.S. Treasury Portfolio invests primarily in "full faith and credit" U.S. Treasury bonds for maximum credit protection, while the Long-Term Corporate Portfolio invests in investment grade corporate bonds for higher yields. Although credit risk for the Long-Term Corporate Portfolio will be somewhat higher, overall credit risk should still be low because of the Portfolio's well-diversified holdings and its emphasis on high-quality bonds.

                      An additional risk associated with the Long-Term Corporate Portfolio is call risk. Call risk is the possibility that corporate bonds held by the Portfolio will be repaid prior to maturity. Call provisions, common in many corporate bonds held by the Portfolio, allow bond issuers to redeem bonds prior to maturity (at a specified price). When interest rates are falling, bond issuers often exercise these call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates. For the Portfolio, the result would be that bonds with high interest rates are "called" and must be replaced with lower-yielding instruments. In these circumstances, the income of the Portfolio would decline.

                      Reflecting these additional credit and call risks, the Long-Term Corporate Portfolio will generally offer higher yields than the Long-Term U.S. Treasury Portfolio.




THE HIGH YIELD        The HIGH YIELD CORPORATE PORTFOLIO is unique among the
CORPORATE PORTFOLIO   Portfolios of the Fund in its exposure to a substantial
POSES SUBSTANTIAL     degree of credit risk. The medium- and low-grade bonds
RISKS                 held by the Portfolio are considered speculative by
                      traditional investment standards. High-yield bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events. Also, high-yield bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.


                      In an effort to minimize credit risk, the High Yield Corporate Portfolio diversifies its holdings widely among many issuers. As of January 31, 1997, the Portfolio held securities of 145 corporate issuers, and the Portfolio's holdings had the following credit quality characteristics:



                                                            PERCENT OF
                                        INVESTMENT          NET ASSETS
                                  ----------------------    ----------
                                  U.S. Treasury
                                    Securities                   5%
                                  Cash Reserves                   5
                                  Corporate Bonds
                                    Aa/AA                         0
                                    Baa/BBB                       1
                                    Ba/BB                        34
                                    B                            55
                                    Caa/CC                        0
                                    Nonrated                      0
                                                               ----
                                                               100%
                                                               ====


                      In the past, the high yields from a portfolio of low-grade bonds have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Portfolio from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high-yield bonds in the future. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high-yield market. It may be that future default rates on high-yield bonds will be more widespread and higher than in the past, especially during periods of deteriorating economic conditions.

                      The share price of the High Yield Corporate Portfolio will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low- and medium-rated bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

                      Especially at such times, trading in the secondary market for high-yield bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high-yield market, and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors.

                      In periods of reduced market liquidity, high-yield bond prices may become more volatile, and both the high-yield market and the Portfolio may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under such conditions, the Portfolio may find it difficult to value its securities accurately. The Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions.


                      Under unusual circumstances, the Portfolio may hold a significant portion of its assets in U.S. Government obligations and cash reserves for temporary defensive purposes. As of January 31, 1997, for example, such securities represented approximately 10% of the Portfolio's assets.


                      Besides credit and liquidity concerns, prices for high-yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding high-yield bonds.

                      Overall, investors should expect that the High Yield Corporate Portfolio may fluctuate in price independently of the broad bond market and prevailing interest rate trends, and that price volatility at times may be very high, especially as a result of credit concerns, market liquidity, and anticipated or actual legislative and regulatory changes.
--------------------------------------------------------------------------------




WHO SHOULD            The Fund is intended for investors who are seeking a high
INVEST                level of current income from their investments. The Fund
                      is also suitable for investors with common stock holdings
INVESTORS SEEKING     who are seeking a complementary fixed-income investment to
CURRENT INCOME        create a more diversified and balanced investment mix.
                      Because of potential fluctuations in the share price of the Fund's Portfolios, the Fund may be inappropriate for short-term investors who require maximum stability of principal. Because of the risks associated with bond investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements.

                      Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs the Fund has adopted the following policies. The Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund reserves the right to suspend the offering of its shares.

                      You should base your selection of a Portfolio (or Portfolios) of the Fund on your own objectives, risk preferences, and time horizon.

                      Three short-term Portfolios -- the SHORT-TERM U.S. TREASURY PORTFOLIO, SHORT-TERM FEDERAL PORTFOLIO, and SHORT-TERM CORPORATE PORTFOLIO -- are designed for investors who are seeking yields that are more durable and usually higher than those available from money market funds, and who can tolerate modest fluctuations in the value of their investment. The choice among the three is one of credit quality -- U.S. Treasury, U.S. Government agency, or corporate.


                      The three intermediate-term Portfolios -- the INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO, the GNMA PORTFOLIO and the INTERMEDIATE-TERM CORPORATE PORTFOLIO offer high credit quality, higher yields and a steadier income than available from the three short-term Portfolios. Price swings, however, can be substantial. The choice between the three is again one of credit quality -- U.S. Treasury, U.S. Government agency, or corporate -- as well as one of prepayment risk (i.e., whether you are willing to take on the prepayment risk of the GNMA Portfolio in exchange for generally higher yields).


                      The two long-term Portfolios, the LONG-TERM U.S. TREASURY PORTFOLIO and the LONG-TERM CORPORATE PORTFOLIO, are designed for investors seeking higher credit quality and steady levels of income, and who can withstand potentially large fluctuations in the market value of their investment. The choice between the two is one of credit quality and call risk. The Long-Term Corporate Portfolio generally offers higher yields than the Long-Term U.S. Treasury Portfolio in exchange for higher credit and call risks.

                      Finally, the HIGH YIELD CORPORATE PORTFOLIO is designed for aggressive investors willing to take substantial risks in pursuit of potentially higher rewards. Since the High Yield Corporate Portfolio invests in securities that are considered speculative by traditional investment standards, an investment in the Portfolio should represent only a limited portion of a balanced investment program for most investors.
--------------------------------------------------------------------------------





IMPLEMENTATION        Each Portfolio of the Fund utilizes a variety of
OF POLICIES           investment practices in pursuit of its objective.

EACH PORTFOLIO MAY    Each Portfolio of the Fund may invest in repurchase
INVEST IN REPURCHASE  agreements according to the restrictions and limitations
AGREEMENTS            set forth in "Investment Policies." A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller -- a U.S. commercial bank or recognized U.S. securities dealer -- sells securities to a Portfolio and agrees to repurchase the securities at the Portfolio's cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Portfolio will have a total value equal to or in excess of the value of the repurchase agreement, and will be held by the Fund's Custodian bank until repurchased.

                      The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio and not within the control of the Portfolio. As a result, the Portfolio's ability to realize on such collateral may be automatically stayed. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While each Portfolio's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.




EACH PORTFOLIO MAY    Each Portfolio of the Fund may own restricted or illiquid
OWN RESTRICTED OR     securities to a limited extent. Restricted or illiquid
ILLIQUID SECURITIES   securities are securities which are not freely marketable
                      or which are subject to restrictions upon sale under the Securities Act of 1933. Each Portfolio may invest up to 15% of its net assets in restricted or illiquid securities. The Fund's Board of Directors may from time to time determine certain restricted securities known as Rule
                      144A securities to be liquid. Such securities will not be subject to the 15% limitation described above.





FOUR PORTFOLIOS MAY   The Short-Term Corporate, Intermediate-Term Corporate,
INVEST IN SECURITIES  Long-Term Corporate, and High Yield Corporate Portfolios
OF FOREIGN ISSUERS    may hold securities of foreign issuers, but all such
                      securities must be denominated in U.S. dollars. Securities of foreign issuers may trade in U.S. or foreign securities markets. Securities of foreign issuers may involve investment risks that are different from those of domestic issuers. Such risks include the effect of foreign economic policies and conditions, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental restrictions on foreign debt issuers. There may also be less publicly available information about a foreign issuer than a domestic issuer of securities. Foreign issuers are generally not subject to the uniform accounting, auditing and financial reporting standards that apply to domestic issuers. Also, foreign debt markets may be characterized by lower liquidity, greater price volatility, and higher transactions costs. Additionally, it may be difficult to obtain or enforce a legal judgment in a foreign court.






MOST PORTFOLIOS MAY   Each Portfolio of the Fund, except for the Short-Term
INVEST IN FUTURES     Federal Portfolio, may invest in futures contracts and
CONTRACTS, OPTIONS, options to a limited extent. Specifically, a Portfolio may AND OTHER DERIVATIVE enter into futures contracts provided that not more than
SECURITIES            5% of its assets are required as a futures contract margin deposit; in addition, a Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's assets.

                      Futures contracts and options may be used for several reasons: to maintain cash reserves while simulating full investment to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index. The Portfolios intend to use futures contracts only for bona fide hedging purposes and will not use futures contracts or options for speculative purposes.



FUTURES CONTRACTS     The primary risks associated with the use of futures
AND OPTIONS POSE      contracts and options are: (i) imperfect correlation
CERTAIN RISKS         between the change in market value of the bonds held by a
                      Portfolio and the prices of futures contracts and options;
                      and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Portfolio's underlying securities. The risk that a Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.


                      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, a Portfolio will segregate cash or other liquid portfolio securities in the amount of the underlying obligation.




DERIVATIVE            Derivatives are instruments whose value is linked to or
INVESTING             derived from an underlying security or index. The most
                      common are futures and options which are described above.
                      Other derivatives include swaps, inverse floaters, IO's
                      (interest only), and PO's (principal only). Derivatives may be traded separately on exchanges or in the over-the-counter market, or they may be imbedded in other securities. The most common imbedded derivative is the call option attached to or imbedded in a callable government or callable corporate bond. The owner of a traditional callable bond holds a combination of a long position in a non-callable bond and a short position in a call option on that bond, i.e. the bond issuer has the right to call the bond away from the holder of the bond.
                      Any of these instruments may also be used individually or in combination to hedge against unfavorable changes in interest rates, or to speculate on anticipated changes in interest rates. Derivatives may be structured with no or a high degree of leverage. When derivatives are used as hedges, the risk incurred is that the derivative instrument's value may change differently than the value of the security being hedged. This "basis risk" is generally lower than the risk associated with an unhedged position in the security being hedged. Some derivatives may entail liquidity risk, i.e. the risk that the instrument cannot be sold at a reasonable price in highly volatile markets. Leveraged derivatives used for speculation are very volatile, and therefore, very risky.
                      However, the Fund's Portfolios will only utilize derivatives for hedging or arbitrage purposes, and not for speculative purposes. Over-the-counter derivatives involve a counterparty risk, i.e. the risk that the individual or institution on the other side of the agreement will not or cannot meet its obligations under the derivative agreement.



EACH PORTFOLIO MAY    Each Portfolio of the Fund may lend its investment
LEND ITS SECURITIES   securities to qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by a Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, and such loans may not exceed 33 1/3% of the value of the Portfolio's total assets.




MOST PORTFOLIOS MAY   The Short-Term Federal, Short- and Intermediate-Term
INVEST IN CMOS        Corporate and the Short-, Intermediate- and Long-Term U.S.
                      Treasury Portfolios may invest in collateralized mortgage obligations (CMOs), bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. In the case of the Short-Term Federal and the Short- and Intermediate-Term U.S. Treasury Portfolios, only CMOs issued by agencies or instrumentalities of the U.S.
                      Government will be purchased. However, the Short-, Intermediate- and Long-term Corporate Portfolios may also purchase privately-issued CMOs carrying investment grade ratings. The bonds issued under a CMO structure are divided into groups with varying maturities, and the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders.
                      Under the CMO structure, the repayment of principal among the different groups is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" group of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments.
                      When that group of bonds is retired, the next group or groups, in the sequence, as specified in the prospectus, receive all of the principal payments until all of the groups are retired. Aside from market risk, the primary risk involved in any mortgage security, such as a CMO issuance, is its exposure to prepayment risk. To the extent a particular group of bonds is exposed to this risk, the bondholder is generally compensated in the form of higher yield (see "Investment Risks"). In order to provide security, in addition to the underlying collateral, many CMO issues also include minimum reinvestment rate and minimum sinking-fund guarantees.
                      Typically, the Portfolios will invest in those CMOs that most appropriately reflect their average maturities and market risk profiles. Consequently, the Short-Term
                      Portfolios invest only in CMOs with highly predictable short-term average maturities. Similarly, the
                      Intermediate-Term Portfolios will invest in those CMOs that carry market risks and expected average maturities consistent with intermediate-term bonds, and the Long-Term
                      U.S. Treasury Portfolio will invest in those CMOs that carry market risks and expected average maturities consistent with long-term bonds.


                      The maturity of some classes of CMOs may be very difficult to predict because any such predictions are highly dependent upon assumptions regarding the prepayments which CMOs may experience. Deviations in the actual prepayments experienced may significantly affect the ultimate maturity of CMOs, and in such an event, the maturity and risk characteristics of CMOs purchased by the Portfolios may be significantly greater or less than intended. The possibility that rising interest rates may cause prepayments to occur at a slower than expected rate is known as extension risk. This particular risk may effectively change a CMO which was considered short- or intermediate-term at the time of purchase into a long-term security. Alternatively, there are certain classes of CMOs that are by design constructed to have highly predictable average maturities. Such CMOs will retain their relative predictability over a broad range of prepayment experience. The Portfolios expect to control extension risk by purchasing these specific classes of CMOs which, in the advisers' opinions, are reasonably predictable.


THE GNMA PORTFOLIO    The GNMA Portfolio may invest in real estate investment
MAY INVEST IN REMICS  conduits ("REMICs"). A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed
                      REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates,
                      FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.



PORTFOLIO TURNOVER    Although they generally seek to invest for the long term,
RATES WILL VARY       the Portfolios of the Fund retain the right to sell
                      securities regardless of how long they have been held. It is anticipated that the annual portfolio turnover rate for the GNMA, Long-Term Corporate and High Yield Corporate
                      Portfolios will not exceed 100%. A 100% turnover rate would occur, for example, if all of the securities in a Portfolio were replaced within one year. For the Intermediate-Term and Long-Term U.S. Treasury and the
                      Intermediate-Term Corporate Portfolios, portfolio turnover rates will generally not exceed 200%. For the Short-Term
                      U.S. Treasury, Short-Term Federal, and Short-Term
                      Corporate Portfolios, portfolio turnover rates will be higher due to the short-term maturities of the securities purchased, but are not expected to exceed 300%. A higher portfolio turnover rate will cause a Portfolio to incur additional brokerage costs and may cause a Portfolio to realize a higher level of capital gains or losses.

--------------------------------------------------------------------------------





INVESTMENT            Each of the Fund's Portfolios has adopted certain
LIMITATIONS           limitations designed to reduce its exposure to specific
                      situations. Some of these limitations are that a Portfolio
THE FUND HAS ADOPTED  will not:
CERTAIN FUNDAMENTAL
LIMITATIONS

                      (a) with respect to 75% of its assets, invest more than 5%
                          of the value of its assets in the securities of any single company or purchase more than 10% of the voting securities of any issuer (except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);



                      (b) invest more than 5% of its assets in the securities of companies that have a continuous operating history of less than three years;



                      (c) invest more than 25% of its assets in any one
                          industry, provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry); and

                        (iii) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered as separate industries);


                      (d) borrow money, except that the Portfolio may borrow
                          from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Portfolio's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's net assets, the Portfolio will not make any additional investments; and



                      (e) pledge, mortgage or hypothecate its assets to an
                          extent greater than 5% of the value of its total assets.


                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------






MANAGEMENT            The Fund is a member of The Vanguard Group of Investment
OF THE FUND           Companies, a family of more than 30 investment companies
                      with more than 90 distinct portfolios and total assets in
VANGUARD ADMINISTERS  excess of $250 billion. Through their jointly-owned
AND DISTRIBUTES THE   subsidiary, The Vanguard Group, Inc. ("Vanguard"), the
FUND                  Fund and the other funds in the Group obtain at cost
                      virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1996, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .29% compared to an average of 1.22% for the mutual fund industry (data provided by Lipper Analytical Services).


                      The Officers of the Fund oversee its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------





INVESTMENT            The Fund utilizes two investment advisers. Wellington
ADVISERS              Management Company, LLP serves as investment adviser to
                      the GNMA, Long-Term Corporate and High Yield Corporate
THE FUND EMPLOYS TWO  Portfolios; Vanguard's Fixed Income Group serves as
INVESTMENT ADVISERS   investment adviser to the remaining Portfolios.





WELLINGTON            Under an investment advisory agreement with the Fund dated
MANAGEMENT            May 1, 1996, Wellington Management Company, LLP ("WMC"),
COMPANY, LLP          75 State Street, Boston, MA 02109, manages the investment
                      and reinvestment of assets in the GNMA, Long-Term
                      Corporate, and High Yield Corporate Portfolios, and continuously reviews, supervises and administers the investment program of these three Portfolios. WMC discharges its responsibilities subject to the control of the Officers and Directors of the Fund.



                      WMC is a professional investment counseling firm which globally provides investment services to investment companies, institutions and individuals. Among the clients of WMC are more than 10 of the investment companies of The Vanguard Group. As of December 31, 1996, WMC held discretionary management authority with respect to more than $133 billion of assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960.



                      Paul D. Kaplan, Senior Vice President of WMC serves as the portfolio manager for the GNMA Portfolio. Prior to his appointment in 1994, Mr. Kaplan was assistant portfolio manager for the GNMA Portfolio. Mr. Kaplan has been associated with WMC for 19 years and also currently manages the bond components of Vanguard/Wellington Fund and the Balanced Portfolio of the Vanguard Variable Insurance Fund.



                      Earl E. McEvoy, Senior Vice President of WMC serves as the portfolio manager of the Fund's Long-Term Corporate Portfolio, a position he has held since 1994. Mr. McEvoy also manages the Fund's High Yield Corporate Portfolio as well as Vanguard Preferred Stock Fund and the bond components of the Utilities Income Portfolio of Vanguard Specialized Portfolios and Vanguard/Wellesley Income Fund, Inc. Mr. McEvoy has also been associated with WMC for 19 years.


                      Mr. Kaplan and Mr. McEvoy are supported by research and other investment services provided by the professional staff of WMC.

                      Under the Fund's investment advisory agreement, the fee paid to WMC is based on the total assets of the GNMA Portfolio, the Long-Term Corporate Portfolio and the High Yield Corporate Portfolio of Vanguard Fixed Income Securities Fund. The three Portfolios pay WMC an aggregate fee at the end of each fiscal quarter, calculated by applying a quarterly rate based on the following annual percentage rates, to the average month-end net assets of each Portfolio for the quarter. Separate fee schedules apply to each Portfolio.

                                            GNMA PORTFOLIO

                                           NET ASSETS                         RATE
                                       ------------------                     -----
                                       First $3 billion                       .020%
                                       Next $3 billion                        .010%
                                       Over $6 billion                        .008%

                                    LONG-TERM CORPORATE PORTFOLIO

                                           NET ASSETS                         RATE
                                       ------------------                     -----
                                       First $1 billion                       .040%
                                       Next $1 billion                        .030%
                                       Next $1 billion                        .020%
                                       Over $3 billion                        .015%

                                    HIGH YIELD CORPORATE PORTFOLIO

                                           NET ASSETS                         RATE
                                       ------------------                     -----
                                       First $1 billion                       .060%
                                       Next $1 billion                        .040%
                                       Next $1 billion                        .030%
                                       Over $3 billion                        .025%


                      The advisory fee, as determined above, shall be allocated to each Portfolio based on the net assets of each. For the fiscal year ended January 31, 1997, the GNMA, Long-Term Corporate and High Yield Corporate Portfolios paid annual advisory fees to WMC equal to, respectively, .01 of 1%, .03 of 1%, and .04 of 1% of average net assets. These fees were paid pursuant to a previous advisory agreement that called for a higher rate of fees.


                      The investment advisory agreement authorizes WMC to select brokers or dealers to execute purchases and sales of each Portfolio's securities, and directs WMC to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services are considered in making these determinations.

                      The Fund has authorized WMC to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution provided the adviser believes this to be in the best interest of the Fund. Although the Fund does not market its shares through intermediary brokers or dealers, WMC may place orders with qualified broker-dealers who recommend the Fund to clients if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


VANGUARD FIXED        The Short-Term U.S. Treasury, Short-Term Federal, Short-
INCOME GROUP          and Intermediate-Term Corporate, and Intermediate-Term and
                      Long-Term U.S. Treasury Portfolios receive all investment advisory services on an at cost basis from Vanguard's
                      Fixed Income Group. The Group provides investment advisory services to more than 40 Vanguard money market and bond portfolios, both taxable and tax-exempt. Total assets under management by Vanguard's Fixed Income Group were $80 billion as of January 31, 1997.


                      Ian A. MacKinnon, Senior Vice President of Vanguard, has been in charge of the Fixed Income Group since its inception in 1981. Mr. MacKinnon is responsible for setting the broad investment strategies employed by the Fund, and for overseeing the portfolio managers who implement those strategies on a day-to-day basis. The Fund's portfolio managers are as follows:


                      - Robert F. Auwaerter, a Principal of Vanguard, serves as
                        portfolio manager of the Short-Term U.S. Treasury, Long-Term U.S. Treasury, Short-Term Corporate, Intermediate-Term U.S. Treasury, and Intermediate-Term Corporate Portfolios. Associated with the Fixed Income Group since 1981, Mr. Auwaerter has managed the Short-Term Corporate Portfolio since 1983, the Long-Term U.S. Treasury Portfolio since 1994, the Short-Term U.S. Treasury Portfolio since 1996 (previously the Portfolio was managed by John Hollyer) and each of the other Portfolios since their respective inceptions. (Previously, the Long-Term U.S. Treasury Portfolio was managed by Anthony Jiorle.)



                      - John Hollyer, a Principal of Vanguard, serves as
                        portfolio manager of the Short-Term Federal Portfolio. Associated with the Fixed Income Group since 1989, Mr. Hollyer began managing the Portfolio in 1996. (Previously, the Portfolio was managed by Mr. Auwaerter.) For two years prior to joining Vanguard, Mr. Hollyer traded U.S. Government bonds for an international investment bank.


                      The Fixed Income Group manages the investment and reinvestment of the assets of the six Portfolios and continuously reviews, supervises and administers each Portfolio's investment program, subject to the maturity and quality standards specified in this Prospectus and supplemental guidelines approved by the Fund's Board of Directors. The Fixed Income Group's selection of investments for the Portfolios is based on: (a) continuing credit analysis of those instruments held in the Portfolios and those being considered for inclusion therein; (b) possible disparities in yield relationships between different money market instruments; and (c) actual or anticipated movements in the general level of interest rates.

                      Vanguard's Fixed Income Group is also responsible for the placement of portfolio transactions and the negotiation of commissions for the six Portfolios. The purchase and sale of investment securities will ordinarily be principal transactions. Portfolio securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by a Portfolio for securities purchased from an issuer. Purchases from underwriters of securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include a dealer's mark-up.

                      In purchasing and selling securities for each of the six Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security; the rate of the commission; the size and difficulty of the order; the reliability, integrity, financial condition, general execution and operational capabilities of the competing broker-dealer; and the brokerage and research services provided to the Fund.

                      Vanguard's Fixed Income Group may occasionally make recommendations to other Vanguard Funds or clients which result in their purchasing or selling securities simultaneously with a Portfolio of the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the Fixed Income Group not to favor one client over another in making recommendations or placing an order. If two or more clients are purchasing a given security on the same day from the same broker-dealer, such transactions may be averaged as to price.

                      Although the Fund does not market its shares through brokers or dealers, the Fixed Income Group may place orders with qualified broker-dealers who recommend the Fund to clients if the Fund's Officers believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.
--------------------------------------------------------------------------------






DIVIDENDS,            Dividends consisting of virtually all of the ordinary
CAPITAL GAINS         income of each Portfolio of the Fund are declared daily
AND TAXES             and are payable to shareholders of record at the time of
                      declaration. Such dividends are paid on the first business
DIVIDENDS ARE PAID ON day of each month. Net capital gains distributions, if
THE FIRST BUSINESS    any, will be made annually. Each Portfolio's dividends and
DAY OF EACH MONTH     capital gains distributions are automatically reinvested
                      in additional shares. The Fund is managed without regard to tax ramifications.


                      Each Portfolio of the Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that none of the Portfolios will be subject to federal income tax to the extent their income is distributed to shareholders.


                      If you utilize the Fund as an investment option in an employer-sponsored retirement or savings plan, dividend distributions from the Fund will generally not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by complex tax rules. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description, or a professional tax adviser regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.
--------------------------------------------------------------------------------




THE SHARE             Each Portfolio's share price or "net asset value" per
PRICE OF EACH         share is calculated by dividing the total assets of the
PORTFOLIO             Portfolio, less all liabilities, by the total number of
                      shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally
                      4:00 p.m. Eastern time) on each day that the Exchange is open for trading. Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market.

                      However, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices but take into account institutional-size trading in similar groups of securities and any developments related to specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the date of valuation. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium which approximates market. Other assets and securities for which no quotations are readily available will be valued in good faith at fair market value using methods determined by the Board of Directors.



                      Each Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading of The Vanguard Group.

--------------------------------------------------------------------------------


GENERAL               The Fund is a Maryland corporation. The Articles of
INFORMATION           Incorporation permit the Directors to issue 4,550,000,000
                      shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such classes. Currently the Fund is offering shares of nine Portfolios.

                      The shares of each Portfolio are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.


                      All securities and cash for the GNMA, Long-Term Corporate and High Yield Corporate Portfolios are held by Chase Manhattan Bank, New York, NY. For the Short-Term Federal, Short-Term Corporate, and Long-Term U.S. Treasury Portfolios, all securities and cash are held by CoreStates Bank, N.A., Philadelphia, PA. For the Short-Term and Intermediate-Term U.S. Treasury and the Intermediate-Term Corporate Portfolios, all securities and cash are held by State Street Bank and Trust Company, Boston, MA. CoreStates Bank, N.A., Philadelphia, PA, holds daily cash balances that are used by the Fund's Portfolios to invest in repurchase agreements or securities acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.

--------------------------------------------------------------------------------

                                 SERVICE GUIDE


PARTICIPATING IN      One or more of the Portfolios of the Fund is available as
YOUR PLAN             an investment option in your retirement or savings plan.
                      The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Portfolio of the Fund as an investment option.


                      If you have any questions about a Portfolio, including the Portfolio's investment objective, policies, risk characteristics or historical performance, please contact Vanguard's Participant Services (1-800-523-1188). Please have your Social Security number available when you call.


                      If you have questions about your account, contact your plan administrator or the organization which provides recordkeeping services for your plan.
                      ----------------------------------------------------------


INVESTMENT OPTIONS    You may be permitted to elect different investment
AND ALLOCATIONS       options, alter the amounts contributed to your plan, or
                      change how contributions are allocated among your
                      investment options in accordance with your plan's specific provisions. See your plan administrator or employee
                      benefits office for more details.
                      ----------------------------------------------------------


TRANSACTIONS IN FUND  Contributions, exchanges or redemptions of a Portfolio's
SHARES shares are effective when received in "good order" by Vanguard. "Good order" means that complete information on the purchase, exchange or redemption and the appropriate monies have been received by Vanguard.


                      Vanguard must consider the interests of all Portfolio shareholders. Therefore, for institutional investors who are not participants in a retirement or savings plan, we reserve the right to:



                      - Delay or reject any purchase or exchange request that
                        may disrupt the Portfolio's operation or performance.



                      - Revise or terminate the exchange privilege or limit the
                        amount of an exchange, at any time, without notice.



                      - Take up to seven days to deliver your redemption
                        proceeds.



                      - Pay redemption proceeds -- in whole or in
                        part -- through a distribution in kind of readily marketable securities.

                      ----------------------------------------------------------

MAKING EXCHANGES      Your plan may allow you to exchange monies from one
                      investment option to another. However, the Fund reserves the right to refuse any exchange purchase request. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options, particularly company stock or investment contracts (ICs), may be subject to unique restrictions.

                      Before making an exchange, you should consider the following:

                      - If you are making an exchange to another Vanguard Fund
                        option, please read the Fund's prospectus. Contact Participant Services (1-800-523-1188) for a copy.

                      - Exchanges are accepted by Vanguard only as permitted by
                        your plan. Your plan administrator can explain how frequently exchanges are allowed.
                      ----------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

        [VANGUARD FIXED INCOME                                                               [FLAG LOGO]
        SECURITIES FUND LOGO]                                                           [VANGUARD FIXED INCOME
        ---------------------------                                                      SECURITIES FUND LOGO]
        THE VANGUARD GROUP                                                      I  N  S  T  I  T  U  T  I  O  N  A  L
        Vanguard Financial Center                                                   P  R  O  S  P  E  C  T  U  S
        P.O. Box 2900                                                                        MAY 9, 1997
        Valley Forge, PA 19482                                                           A MEMBER OF THE VANGUARD
        INSTITUTIONAL PARTICIPANT                                                               GROUP LOGO
        SERVICES DEPARTMENT:
        1-800-523-1188
        TRANSFER AGENT:
        The Vanguard Group, Inc.
        Vanguard Financial Center
        Valley Forge, PA 19482
        I028


--------------------------------------------------------------------------------

================================================================================

[VANGUARD LOGO]

FIXED INCOME SECURITIES FUND
HIGH YIELD CORPORATE PORTFOLIO
                                                  A Member of The Vanguard Group
================================================================================


PROSPECTUS -- MAY 9, 1997

--------------------------------------------------------------------------------

NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE AND
POLICIES Vanguard Fixed Income Securities Fund, Inc. (the "Fund") is an open-end diversified investment company which consists of nine Portfolios. This prospectus relates only to the High Yield Corporate Portfolio (the "Portfolio"). The objective of the Portfolio is to provide investors with a high level of current income. A MAJORITY OF THE ASSETS OF THE HIGH YIELD CORPORATE PORTFOLIO MAY BE RATED Ba OR B. SECURITIES WITH SUCH RATINGS ARE COMMONLY REFERRED TO AS "JUNK BONDS" AND ARE CONSIDERED SPECULATIVE BY THE MAJOR RATINGS AGENCIES. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS PORTFOLIO BEFORE PURCHASING SHARES. There is no assurance that the Portfolio will achieve its stated objective. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------

OPENING AN
ACCOUNT To open a regular (non-retirement) account, please complete and return the Account Registration Form. If you need assistance in completing this Form, please call the Investor Information Department. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this form, call 1-800-662-7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday from 9:00 a.m. to 4:00 p.m. (Eastern time). The minimum initial investment is $3,000 or $1,000 for Uniform Gifts/Transfers to Minors Act accounts. The Portfolio is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Portfolio incurs expenses for investment advisory, management, administrative and distribution services. If shares of this Portfolio are redeemed or exchanged prior to being held for one year they will be subject to a 1% redemption fee. See "Fund Expenses".
--------------------------------------------------------------------------------


ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Portfolio before you invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing additional information about the Portfolio has been filed with the Securities and Exchange Commission. This
                      Statement is dated May 9, 1997, and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Portfolio or by calling the Investor Information Department.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                   Page
Portfolio Expenses.................. 2
Financial Highlights................ 3
Yield and Total Return.............. 3
      FUND INFORMATION
Investment Objective................ 4
Investment Policies................. 4
Investment Risks.................... 6
Who Should Invest................... 8
Implementation of Policies.......... 9
Investment Limitations............. 11
Management of the Portfolio........ 12
Investment Adviser................. 12
Dividends, Capital Gains
  and Taxes........................ 14
The Share Price of
  the Portfolio.................... 15
General Information................ 15

                                   Page
        SHAREHOLDER GUIDE
Opening an Account and
 Purchasing Shares................. 17
When Your Account Will
 Be Credited....................... 20
Selling Your Shares................ 21
Exchanging Your Shares............. 23
Important Information About
 Telephone Transactions............ 25
Transferring Registration.......... 25
Other Vanguard Services............ 26

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO
EXPENSES The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Portfolio. The expenses set forth below are for the fiscal year ended January 31, 1997.



                                                    SHAREHOLDER TRANSACTION EXPENSES
                           ----------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases.....................................          None
                           Sales Load Imposed on Reinvested Dividends..........................          None
                           Redemption Fees*+...................................................             1%
                           Exchange Fees.......................................................          None
                                                   ANNUAL FUND OPERATING EXPENSES
                           ----------------------------------------------------------------------------------
                           Management & Administrative Expenses................................          0.21%
                           Investment Advisory Fees............................................          0.04
                           12b-1 Fees..........................................................          None
                           Other Expenses
                             Distribution Costs................................................  0.02%
                             Miscellaneous Expenses............................................  0.02
                                                                                                 ----
                           Total Other Expenses................................................          0.04
                                                                                                        -----
                                    TOTAL OPERATING EXPENSES...................................          0.29%
                                                                                                        =====
                           * Wire redemptions of less than $5,000 are subject to a $5 processing fee.
                           + The 1% fee withheld from redemption proceeds on shares redeemed or exchanged within one year of purchase is paid to the Portfolio.


1% REDEMPTION FEE     The High Yield Corporate Portfolio is intended for
                      long-term investors who can withstand substantial price fluctuation. For this reason, the Portfolio will assess a 1% redemption fee on shares that are redeemed or exchanged out before they have been held for one year. Solely for purposes of calculating the one-year holding period, the Portfolio will use the "first-in, first-out" (FIFO) method. That is, the date of the redemption or exchange will be compared to the earliest purchase date. If this holding period is less than one year, the fee will be assessed. The fee will be prorated if a portion of the shares being redeemed or exchanged has been held for more than one year. This fee will not apply to dividend or capital gain reinvestments and it is paid directly to the Portfolio.

                      The purpose of the above table is to assist you in understanding the various expenses that you would bear directly or indirectly as an investor in the Portfolio. The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.


                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
                        ------     -------     -------     --------
                          $3         $ 9         $16         $ 37


                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each period have been audited by Price
                      Waterhouse LLP, independent accountants, whose report on the financial statements which contains this information was unqualified. This information should be read in conjunction with the Portfolio's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1997 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional
                      Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1997 Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1997 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.


                                     --------------------------------------------------------------------------------------
                                                                HIGH YIELD CORPORATE PORTFOLIO
                                     --------------------------------------------------------------------------------------
                                                                      YEAR ENDED JANUARY 31,
                                     --------------------------------------------------------------------------------------
                                     1997        1996        1995        1994        1993        1992       1991       1990
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR..............   $7.89       $7.24       $8.14       $7.56       $7.27       $6.19      $7.31      $8.44
                                    -----       -----       -----       -----       -----       -----      -----      -----
INVESTMENT OPERATIONS
  Net Investment Income..........    .688        .678        .679        .695        .727        .770       .904      1.004
  Net Realized and Unrealized
    Gain (Loss) on Investments...   (.020)       .650       (.900)       .580        .290       1.080     (1.120)    (1.130)
                                    -----       -----       -----       -----       -----       -----      -----      -----
    TOTAL FROM INVESTMENT
      OPERATIONS.................    .668       1.328       (.221)      1.275       1.017       1.850      (.216)     (.126)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income............   (.688)      (.678)      (.679)      (.695)      (.727)      (.770)     (.904)    (1.004)
  Distributions from Realized
    Capital Gains................      --          --          --          --          --          --         --         --
                                    -----       -----       -----       -----       -----       -----      -----      -----
    TOTAL DISTRIBUTIONS..........   (.688)      (.678)      (.679)      (.695)      (.727)      (.770)     (.904)    (1.004)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....   $7.87       $7.89       $7.24       $8.14       $7.56       $7.27      $6.19      $7.31
===========================================================================================================================
TOTAL RETURN*....................    9.01%      19.01%      (2.52)%     17.54%      14.68%      31.27%     (3.21)%    (1.84)%
===========================================================================================================================
RATIO/SUPPLEMENTAL DATA
Net Assets, End of Year
  (Millions).....................  $3,674      $3,007      $2,162      $2,625      $2,184      $1,593       $699       $828
Ratio of Expenses to Average
  Net Assets.....................    0.29%       0.34%       0.34%       0.32%       0.34%       0.34%      0.40%      0.38%
Ratio of Net Investment Income
  to Average Net Assets..........    8.92%       8.85%       9.13%       8.81%       9.82%      11.13%     13.35%     12.56%
Portfolio Turnover Rate..........      23%         38%         33%         51%         83%         44%        61%        41%
* Returns exclude 1% fee applied to shares redeemed or exchanged within one year of purchase.
---------------------------------------------------------------------------------------------------------------------------


                                     1989       1988
----------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR..............   $8.53      $9.33
                                    -----     ------
INVESTMENT OPERATIONS
  Net Investment Income..........   1.016      1.006
  Net Realized and Unrealized
    Gain (Loss) on Investments...   (.090)     (.800)
                                    -----     ------
    TOTAL FROM INVESTMENT
      OPERATIONS.................    .926       .206
----------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income............  (1.016)    (1.006)
  Distributions from Realized
    Capital Gains................      --         --
                                    -----     ------
    TOTAL DISTRIBUTIONS..........  (1.016)    (1.006)
----------------------------------------------------
NET ASSET VALUE, END OF YEAR.....   $8.44      $8.53
====================================================
TOTAL RETURN*....................   11.41%      2.54%
====================================================
RATIO/SUPPLEMENTAL DATA
Net Assets, End of Year
  (Millions).....................  $1,234       $933
Ratio of Expenses to Average
  Net Assets.....................    0.41%      0.41%
Ratio of Net Investment Income
  to Average Net Assets..........   12.07%     11.47%
Portfolio Turnover Rate..........      48%        82%
* Returns exclude 1% fee applied
----------------------------------------------------


YIELD AND
TOTAL RETURN          From time to time the Portfolio may advertise its yield
                      and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Portfolio is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Portfolio's Reports to Shareholders.

                      Additionally, the Portfolio may compare its performance to that of the Lehman Aggregate Bond Index and may advertise its duration, a measure of the Portfolio's sensitivity to interest rate changes.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE             The objective of the Portfolio is to provide investors
                      with a high level of current income. There is no assurance that the Portfolio will achieve its stated objective. The
                      investment objective of the Portfolio is not fundamental
                      and so may be changed by the Board of Directors without
                      shareholder approval. Any such change could result in the
                      Portfolio having an investment objective different from
                      the objective which a shareholder considered appropriate
                      at the time of investment in the Portfolio. However,
                      shareholders would be notified prior to any material
                      change in the Portfolio's objective.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES

THE PORTFOLIO INVESTS
IN LOW-QUALITY,
HIGH-RISK BONDS       The High Yield Corporate Portfolio invests in a
                      diversified portfolio of high-yielding corporate debt securities (so-called "junk bonds"). Under normal circumstances, at least 80% of the Portfolio's assets will be invested in high-yield corporate debt obligations rated at least B by Moody's or Standard & Poor's or if unrated, of comparable quality as determined by the Portfolio's adviser. Not more than 20% of the High Yield Corporate
                      Portfolio's assets may be invested in debt securities which are rated less than B or unrated, and convertible securities and preferred stocks. The Portfolio may invest up to 25% of its assets in cash reserves and U.S.
                      Government securities, repurchase agreements collateralized by U.S. Treasury or U.S. Government agency securities under unusual market conditions for temporary defensive measures. The Portfolio is managed without regard to tax ramifications.

                      The High Yield Corporate Portfolio will not invest in securities that, at the time of initial investment, are rated less than Caa by Moody's or CCC by Standard & Poor's. Securities that are subsequently downgraded in quality below Caa or CCC may continue to be held by the Portfolio, and will be sold only if the Portfolio's adviser believes it would be advantageous to do so. In addition, the credit quality of unrated securities purchased by the Portfolio must be, in the opinion of the Portfolio's adviser, at least equivalent to a Caa rating by Moody's or a CCC rating by Standard & Poor's.

                      Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and Standard & Poor's definitions for speculative grade debt obligations:

                         Moody's: Ba-rated bonds have "speculative elements," their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing" and "may be in default" or may have "elements of danger with respect to principal or interest."

                         Standard & Poor's: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default" than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions. CCC-rated bonds have a "currently identifiable vulnerability to default" and, without favorable business conditions, will be unable to repay interest and principal.

                      Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the High Yield Corporate Portfolio's policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Portfolio adviser's own independent and ongoing review of credit quality.

                      In the past, the High Yield Corporate Portfolio has not invested in non-income-producing high-yield securities -- such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. Although it has no present plans to do so, the Portfolio may invest up to 5% of its assets in such securities in the future.

                      The High Yield Corporate Portfolio may also hold asset-backed securities, as well as U.S. dollar-denominated debt securities issued by foreign governments, their agencies and instrumentalities, supranational entities and companies located outside the U.S. The Portfolio may also invest in bond (interest rate) futures and options to a limited extent. See "Implementation of Policies" for a description of these investment practices of the Portfolio.

                                                 * * *
                      The Portfolio is responsible for voting the shares of all securities it holds.
--------------------------------------------------------------------------------

INVESTMENT RISKS

THE PORTFOLIO IS
SUBJECT TO INTEREST
RATE, INCOME, CREDIT
AND MANAGER RISK      As a mutual fund investing in fixed-income securities, the
                      Portfolio is subject primarily to interest rate, income and credit risk. INTEREST RATE RISK is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates.
                      When interest rates rise, bond prices generally fall.
                      Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to interest rates than bonds with shorter maturities.

                      As an illustration of interest rate risk, the charts below depict the effect of a one and two percentage point change in interest rates on three bonds of varying maturities:

                       PERCENT CHANGE IN THE PRICE OF A PAR BOND YIELDING 7.5%

                                                                  1 PERCENTAGE POINT    1 PERCENTAGE POINT
                                                                     INCREASE IN           DECREASE IN
                                    STATED MATURITY                 INTEREST RATES        INTEREST RATES
                        ---------------------------------------   ------------------    ------------------
                        Short-Term (2.5 years)                           - 2.2%                + 2.3%
                        Intermediate-Term (10 years)                     - 6.6%                + 7.3%
                        Long-Term (20 years)                             - 9.5%                +11.1%

                                                                  2 PERCENTAGE POINT    2 PERCENTAGE POINT
                                                                     INCREASE IN           DECREASE IN
                                    STATED MATURITY                 INTEREST RATES        INTEREST RATES
                        ---------------------------------------   ------------------    ------------------
                        Short-Term (2.5 years)                           - 4.3%                + 4.6%
                        Intermediate-Term (10 years)                     -12.7%                +15.2%
                        Long-Term (20 years)                             -17.8%                +24.1%

                      These charts are intended to provide you with guidelines for determining the degree of interest rate risk you may be willing to assume. The yield and price changes shown should not be taken as representative of the Portfolio's current or future yield or expected changes in the Portfolio's share price.

                      The Portfolio is also subject to INCOME RISK which is the potential for a decline in the Portfolio's income due to falling market interest rates.

                      In addition to interest rate and income risks, the Portfolio is subject to credit risk. CREDIT RISK, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal to the Portfolio. The credit risk of the Portfolio depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).


                      Finally, the investment adviser manages the Portfolio according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. MANAGER RISK refers to the possibility that a Portfolio's investment adviser may fail to execute the Portfolio's investment strategy effectively. As a result, a Portfolio may fail to achieve its stated objective.

THE PORTFOLIO POSES
SUBSTANTIAL RISKS
                      The High Yield Corporate Portfolio is exposed to a substantial degree of credit risk. The medium- and low-grade bonds held by the Portfolio are considered speculative by traditional investment standards. High-yield bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events. Also, high-yield bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.


                      In an effort to minimize credit risk, the High Yield Corporate Portfolio diversifies its holdings widely among many issuers. As of January 31, 1997, the Portfolio held securities of 145 corporate issuers, and the Portfolio's holdings had the following credit quality characteristics:



                                                   PERCENT OF
                              INVESTMENT           NET ASSETS
                        -----------------------    -----------
                        U.S. Treasury
                          Securities                     5%
                        Cash Reserves                    5
                        Corporate Bonds
                          Aa/AA                          0
                          Baa/BBB                        1
                          Ba/BB                         34
                          B                             55
                          Caa/CC                         0
                          Nonrated                       0
                                                     -----
                                                       100%


                      In the past, the high yields from a portfolio of low-grade bonds have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Portfolio from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high-yield bonds in the future. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high-yield market. It may be that future default rates on high-yield bonds will be more widespread and higher than in the past, especially during periods of deteriorating economic conditions.

                      The share price of the High Yield Corporate Portfolio will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low- and medium-rated bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

                      Especially at such times, trading in the secondary market for high-yield bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high-yield market, and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors.

                      In periods of reduced market liquidity, high-yield bond prices may become more volatile, and both the high-yield market and the Portfolio may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under such conditions, the Portfolio may find it difficult to value its securities accurately. The Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions.


                      Under unusual circumstances, the Portfolio may hold a significant portion of its assets in U.S. Government obligations and cash reserves for temporary defensive purposes. As of January 31, 1997, for example, such securities represented approximately 10% of the Portfolio's assets.


                      Besides credit and liquidity concerns, prices for high-yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding high-yield bonds.

                      Overall, investors should expect that the High Yield Corporate Portfolio may fluctuate in price independently of the broad bond market and prevailing interest rate trends, and that price volatility at times may be very high, especially as a result of credit concerns, market liquidity, and anticipated or actual legislative and regulatory changes.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST
                      The High Yield Corporate Portfolio is designed for aggressive investors willing to take substantial risks in pursuit of potentially higher rewards. Since the High Yield Corporate Portfolio invests in securities that are considered speculative by traditional investment standards, an investment in the Portfolio should represent only a limited portion of a balanced investment program for most investors. Because of the risks associated with bond investments, the Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements.

                      Investors who engage in excessive account activity generate additional costs which are borne by all of the Portfolio's shareholders. In order to minimize such costs the Portfolio has adopted the following policies. The Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Portfolio has adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Portfolio reserves the right to suspend the offering of its shares.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES

THE PORTFOLIO MAY
INVEST IN REPURCHASE
AGREEMENTS            The Portfolio utilizes a variety of investment practices
                      in pursuit of its objective.

                      The Portfolio may invest in repurchase agreements according to the restrictions and limitations set forth in "Investment Limitations." A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller -- a U.S. commercial bank or recognized U.S. securities dealer -- sells securities to a Portfolio and agrees to repurchase the securities at the Portfolio's cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Portfolio will have a total value equal to or in excess of the value of the repurchase agreement, and will be held by the Fund's Custodian Bank until repurchased.

                      The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio and not within the control of the Portfolio. As a result, the Portfolio's ability to realize on such collateral may be automatically stayed. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Portfolio's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


THE PORTFOLIO MAY OWN
RESTRICTED OR ILLIQUID
SECURITIES
                      The Portfolio may own restricted or illiquid securities to a limited extent. Restricted or illiquid securities are securities which are not freely marketable or which are subject to restrictions upon sale under the Securities Act of 1933. The Portfolio may invest up to 15% of its net assets in restricted or illiquid securities. The Fund's Board of Directors may from time to time determine certain restricted securities known as Rule 144A securities to be liquid. Such securities will not be subject to the 15% limitations described above.



THE PORTFOLIO MAY
INVEST IN SECURITIES OF
FOREIGN ISSUERS
                      The Portfolio may hold securities of foreign issuers, but all such securities must be denominated in U.S. dollars. Securities of foreign issuers may trade in U.S. or foreign securities markets. Securities of foreign issuers may involve investment risks that are different from those of domestic issuers. Such risks include the effect of foreign economic policies and conditions, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental restrictions on foreign debt issuers. There may also be less publicly available information about a foreign issuer than a domestic issuer of securities. Foreign issuers are generally not subject to the uniform accounting, auditing and financial reporting standards that apply to domestic issuers. Also, foreign debt markets may be characterized by lower liquidity, greater price volatility, and higher transaction costs. Additionally, it may be difficult to obtain or enforce a legal judgment in a foreign court.

THE PORTFOLIO MAY
INVEST IN FUTURES
CONTRACTS, OPTIONS,
AND OTHER DERIVATIVE
SECURITIES
                      The Portfolio may invest in futures contracts and options to a limited extent. Specifically, the Portfolio may enter into futures contracts provided that not more than 5% of its assets is required as a futures contract margin deposit; in addition, the Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's assets.


                      Futures contracts and options may be used for several reasons: to simulate full investment in the underlying securities while retaining a cash balance for Portfolio management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index.

FUTURES CONTRACTS
AND OPTIONS POSE
CERTAIN RISK
                      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. However, the Portfolio will not use futures contracts or options for speculative purposes. Accordingly, the primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the bonds held by the Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Portfolio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.


DERIVATIVE
INVESTING
                      Derivatives are instruments whose value is linked to or derived from an underlying security or index. The most common are futures and options which are described above. Other derivatives include swaps, inverse floaters, IO's (interest only), and PO's (principal only). Derivatives may be traded separately on exchanges or in the over-the-counter market, or they may be imbedded in other securities. The most common imbedded derivative is the call option attached to or imbedded in a callable government or callable corporate bond. The owner of a traditional callable bond holds a combination of a long position in a non-callable bond and a short position in a call option on that bond, i.e. the bond issuer has the right to call the bond away from the holder of the bond. Any of these instruments may also be used individually or in combination to hedge against unfavorable changes in interest rates, or to speculate on anticipated changes in interest rates. Derivatives may be structured with no or a high degree of leverage. When derivatives are used as hedges, the risk incurred is that the derivative instrument's value may change differently than the value of the security being hedged. This "basis risk" is generally lower than the risk associated with an unhedged position in the security being hedged. Some derivatives may entail liquidity risk, i.e. the risk that the instrument cannot be sold at a reasonable price in highly volatile markets. Leveraged derivatives used for speculation are very volatile, and therefore, very risky. However, the Fund's Portfolios will only utilize derivatives for hedging or arbitrage purposes, and not for speculative purposes. Over-the-counter derivatives involve a counterparty risk, i.e. the risk that the individual or institution on the other side of the agreement will not or cannot meet their obligations under the derivative agreement.


THE PORTFOLIO MAY LEND
ITS SECURITIES
                      The Portfolio may lend its investment securities to qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by a Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, and such loans may not exceed 33 1/3% of the value of the Portfolio's total assets.


PORTFOLIO TURNOVER
IS NOT EXPECTED TO
EXCEED 100%           Although it generally seeks to invest for the long term,
                      the Portfolio retains the right to sell securities
                      regardless of how long they have been held. It is
                      anticipated that the annual portfolio turnover rate for
                      the Portfolio will not exceed 100%. A 100% turnover rate
                      would occur, for example, if all of the securities in the
                      Portfolio were replaced within one year.
--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS

THE PORTFOLIO HAS
ADOPTED CERTAIN
FUNDAMENTAL
LIMITATIONS
                      The Portfolio has adopted certain limitations designed to reduce its exposure to specific situations. Some of these limitations are that the Portfolio will not:


                      (a) with respect to 75% of its assets, invest more than 5%
                          of the value of its assets in the securities of any single company or purchase more than 10% of the voting securities of any issuer (except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);


                      (c) invest more than 5% of its assets in the securities of companies that have a continuous operating history of less than three years;

                      (d) invest more than 25% of its assets in any one
                          industry, provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry); and (iii) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered as separate industries);

                      (e) borrow money, except that the Portfolio may borrow
                          from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Portfolio's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's net assets, the Portfolio will not make any additional investments; and

                      (f ) pledge, mortgage or hypothecate its assets to an
                           extent greater than 5% of the value of its total assets.

                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------


MANAGEMENT OF
THE PORTFOLIO

VANGUARD ADMINISTERS
AND DISTRIBUTES THE
PORTFOLIO
                      The Portfolio is one of nine Portfolios of Vanguard Fixed Income Securities Fund ("the Fund"), a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct portfolios and total assets in excess of $250 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Portfolio and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1996, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .29% compared to an average of 1.22% for the mutual fund industry (data provided by Lipper Analytical Services).


                      The Officers of the Portfolio manage its day-to-day operations and are responsible to the Portfolio's Board of Directors. The Directors set broad policies for the Portfolio and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available to investors on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------


INVESTMENT
ADVISER

WELLINGTON
MANAGEMENT
COMPANY, LLP
MANAGES INVESTMENTS
FOR THE PORTFOLIO
                      Under an investment advisory agreement with the Fund dated May 1, 1996, Wellington Management Company, LLP ("WMC"), 75 State Street, Boston, MA 02109, manages the investment and reinvestment of assets in the High Yield Corporate Portfolio, and continuously reviews, supervises and administers the investment program of the Portfolio. WMC discharges its responsibilities subject to the control of the Officers and Directors of the Fund.


                      WMC is a professional investment counseling firm which globally provides investment services to investment companies, institutions and individuals. Among the clients of WMC are more than 10 of the investment companies of The Vanguard Group. As of December 31, 1996, WMC held discretionary management authority with respect to more than $133 billion of assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960.



                      Earl E. McEvoy, Senior Vice President of WMC, serves as portfolio manager of the High Yield Corporate Portfolio, a position he has held since 1984. Mr. McEvoy also manages the Fund's Long-Term Corporate Portfolio as well as the Vanguard Preferred Stock Fund, the High Yield Bond Portfolio of Vanguard Variable Insurance Fund and the bond components of the Utilities Income Portfolio of Vanguard Specialized Portfolios and Vanguard/Wellesley Income Fund, Inc. Mr. McEvoy is supported by research and other investment services provided by the professional staff of WMC.


                      Under the Fund's investment advisory agreement, the fee paid to WMC is based on the total assets of the High Yield Corporate Portfolio and the total assets of two other Portfolios of Vanguard Fixed Income Securities Fund, managed by WMC (GNMA and Long-Term Corporate Portfolios). Each of the three Portfolios separately pays WMC a fee at the end of each fiscal quarter, calculated by applying a quarterly rate based on an annual percentage rate, to the average month-end net assets of each Portfolio. The following fee schedule applies to the High Yield Corporate
                      Portfolio:

                                     NET ASSETS               RATE
                                  ----------------            ----
                                  First $1 billion            .060%
                                  Next $1 billion             .040%
                                  Next $1 billion             .030%
                                  Over $3 billion             .025%


                      Separate fee schedules apply to the GNMA Portfolio and the Long-Term Corporate Portfolio. For the fiscal year ended January 31, 1997, the High Yield Corporate Portfolio paid annual advisory fees to WMC equal to .04 of 1% of average net assets. These fees were paid pursuant to a previous advisory agreement that called for a higher rate of fees.


                      The investment advisory agreement authorizes WMC to select brokers or dealers to execute purchases and sales of the Portfolio's securities, and directs WMC to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services are considered in making these determinations.

                      The Portfolio has authorized WMC to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the adviser believes this to be in the best interest of the Portfolio. Although the Portfolio does not market its shares through intermediary brokers or dealers, WMC may place orders with qualified broker-dealers who recommend the Portfolio to clients if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL
GAINS AND TAXES

DIVIDENDS ARE PAID ON
THE FIRST BUSINESS DAY
OF EACH MONTH         Dividends consisting of virtually all of the ordinary
                      income of the Portfolio are declared daily and are payable to shareholders of record at the time of declaration. Such dividends are paid on the first business day of each month. Net capital gains distributions, if any, will be made annually.

                      The Portfolio's dividend and capital gains distributions may be reinvested in additional shares or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                      In order to satisfy certain requirements of the Tax Reform Act of 1986, the Portfolio may declare year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders on December 31 of the prior year.

                      The Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Portfolio from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends paid by the Portfolio from net investment income will generally not qualify for the intercorporate dividends-received deduction.

                      Distributions paid by the Portfolio from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Portfolio. Capital gains distributions are made when the Portfolio realizes net capital gains on sales of portfolio securities during the year. For the Portfolio, realized capital gains are not expected to be a significant or predictable part of investment return.

                      The Portfolio will notify you annually as to the tax status of dividend and capital gains distributions paid by the Portfolio. The Portfolio is managed without regard to tax ramifications.

A CAPITAL GAIN OR LOSS
MAY BE REALIZED
UPON EXCHANGE OR
REDEMPTION            A sale of shares of the Portfolio is a taxable event and
                      may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                      The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Employer Identification number and by certifying that you are not subject to backup withholding.

                      The Portfolio has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Portfolio are exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Portfolio.
--------------------------------------------------------------------------------


THE SHARE PRICE
OF THE PORTFOLIO      The Portfolio's share price or "net asset value" per share is calculated by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally
                      4:00 p.m. Eastern time) on each day that the Exchange is open for trading. Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market.



                      However, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices but take into account institutional-size trading in similar groups of securities and any developments related to specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the date of valuation. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market. Other assets and securities for which no quotations are readily available will be valued in good faith at fair market value using methods determined by the Board of Directors.



                      The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading of The Vanguard Group.

--------------------------------------------------------------------------------

GENERAL
INFORMATION           The Portfolio is one of nine Portfolios of Vanguard Fixed
                      Income Securities Fund (the "Fund"). The Fund is a
                      Maryland corporation. The Articles of Incorporation permit the Directors to issue 4,550,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such classes.
                      Currently the Fund is offering nine classes of shares.

                      The shares of each Portfolio are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.


                      All securities and cash for the High Yield Corporate Portfolio are held by Chase Manhattan Bank, New York, NY. CoreStates Bank, N.A., Philadelphia, PA holds daily cash balances that are used by the Fund's Portfolios to invest in repurchase agreements or securities acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN
ACCOUNT AND
PURCHASING
SHARES You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form, and any required legal documentation, indicating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement ($1,000 for Individual Retirement Accounts and Uniform Gifts/Transfers to Minors Act accounts). You must open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified retirement plan. If you need assistance with the forms or have any questions, please call our Investor Information Department (1-800-662-7447). Note: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

                      The Portfolio's shares are purchased at the next-determined net asset value after your investment has been received in the form of Federal Funds. See "When Your Account Will Be Credited". The Portfolio is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE RESTRICTIONS 1) Because of the risks associated with bond investments, the Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Consequently, the Portfolio reserves the right to reject any specific purchase (and exchange purchase) request. The Portfolio also reserves the right to suspend the offering of shares for a period of time.


                      2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group.


IMPORTANT NOTE        Potential investors should note that a 1% fee is charged
                      on redemptions or exchanges out of this Portfolio of shares held for less than one year. Please see "Portfolio
                      Expenses" for more information.

ADDITIONAL
INVESTMENTS           Subsequent investments to regular accounts may be made by
                      mail ($100 minimum per Portfolio), wire ($1,000 minimum
                      per Portfolio), exchange from another Vanguard Fund
                      account, or Vanguard Fund Express. Subsequent investments
                      to Individual Retirement Accounts may be made by mail
                      ($100 minimum) or exchange from another Vanguard Fund
                      account. In some instances, contributions may be made by
                      wire or Vanguard Fund Express. Please call us for more
                      information on these options.
--------------------------------------------------------------------------------

                                                                    ADDITIONAL INVESTMENTS
                          NEW ACCOUNT                               TO EXISTING ACCOUNTS
PURCHASING BY MAIL        Please include the amount of              Additional investments should
                          your initial investment on the            include the Invest-by-Mail
Complete and sign the     registration form, make your              remittance form attached to your
enclosed Account          check payable to The Vanguard             Portfolio confirmation
Registration Form         Group-29, and mail to:                    statements. Please make your
                                                                    check payable to The Vanguard
                          VANGUARD FINANCIAL CENTER                 Group-29, write your account
                          P.O. BOX 2600                             number on your check and, using
                          VALLEY FORGE, PA 19482-2600               the return envelope provided,
                                                                    mail to the address indicated on
                                                                    the Invest-by-Mail Form.
For express or            VANGUARD FINANCIAL CENTER                 All written requests should be
registered mail,          455 DEVON PARK DRIVE                      mailed to one of the addresses
send to:                  WAYNE, PA 19087-1815                      indicated for new accounts. Do
                                                                    not send registered or express
                                                                    mail to the post office box
                                                                    address.

                      ----------------------------------------------------------
PURCHASING BY WIRE                          CORESTATES BANK, N.A.
                                            ABA 031000011
Money should be                             CORESTATES NO 0101 9897
wired to:                                   ATTN VANGUARD
                                            VANGUARD FIXED INCOME SECURITIES
                                              FUND
BEFORE WIRING                               HIGH YIELD CORPORATE PORTFOLIO
                                            ACCOUNT NUMBER
Please contact                              ACCOUNT REGISTRATION
Client Services
(1-800-662-2739)

                      To assure proper receipt, please be sure your bank includes the Portfolio name, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, you must contact our Client Services Department (1-800-662-2739) before wiring funds. Additionally, complete the Account Registration Form and mail it to the "New Account" address above after completing your wire arrangement. NOTE: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.
                      ----------------------------------------------------------

PURCHASING BY
EXCHANGE (from a
Vanguard account)     You may open an account or purchase additional shares by
                      making an exchange from an existing Vanguard Fund account.
                      However, the Portfolio reserves the right to refuse any
                      exchange purchase request. Call our Client Services
                      Department (1-800-662-2739) for assistance. The new
                      account will have the same registration as the existing
                      account.
                      ----------------------------------------------------------

PURCHASING BY
FUND EXPRESS

Special Purchase and
Automatic Investment  The Fund Express Special Purchase option lets you move money from your bank account to your Vanguard account on an "as needed" basis. Or, if you choose the Automatic Investment option, money will be moved automatically from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly, semiannually or annually) you select. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express enrollment; please wait two weeks before using the service.

--------------------------------------------------------------------------------

CHOOSING A
DISTRIBUTION
OPTION
                      You must select one of three distribution options:

                      1. AUTOMATIC REINVESTMENT OPTION--Both dividends and
                         capital gains distribution will be reinvested in additional Portfolio shares. This option will be selected for you automatically unless you specify one of the other options.

                      2. CASH DIVIDEND OPTION--Your dividends will be paid in
                         cash and your capital gains will be reinvested in additional Portfolio shares.

                      3. ALL CASH OPTION--Both dividend and capital gains
                         distributions will be paid in cash.

                      You may change your option by calling our Client Services Department (1-800-662-2739).

                      In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------

TAX CAUTION

INVESTORS SHOULD ASK
ABOUT THE TIMING OF
CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING.
                      Under Federal tax laws, the Portfolio is required to distribute net capital gains and dividend income to Portfolio shareholders. These distributions are made to all shareholders who own Portfolio shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain distribution, you will be assessed taxes on the amount of the capital gain distribution later paid even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Portfolio shares.) While the total value of your investment will be the same after the capital gain distribution -- the amount of the capital gain distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.

                      Prospective investors should, therefore, inquire about potential distributions before investing. The Portfolio's annual capital gains distribution normally occurs in December, while income dividends are generally paid on the first business day of each month. In addition, the Portfolio may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains and Taxes."

--------------------------------------------------------------------------------

IMPORTANT
INFORMATION

ESTABLISHING
OPTIONAL SERVICES     The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form. IF YOU WISH TO
                      ADD OPTIONS LATER, YOU MAY NEED TO PROVIDE VANGUARD WITH
                      ADDITIONAL INFORMATION AND A SIGNATURE GUARANTEE. PLEASE
                      CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR
                      FURTHER ASSISTANCE.

SIGNATURE
GUARANTEES            For our mutual protection, we may require a signature
                      guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A
                      SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES
                      Share certificates will be issued upon request. If a certificate is lost, you may incur an expense to replace it.

BROKER-DEALER
PURCHASES
                      If you purchase shares in Vanguard Funds through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

CANCELLING TRADES     The Fund will not cancel any trade (e.g., a purchase,
                      exchange or redemption) believed to be authentic, received in writing or by telephone, once the trade request has been received.


ELECTRONIC
PROSPECTUS
DELIVERY
                      You may receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format. Please call 1-800-231-7870 for additional information or see "Other Vanguard Services -- Computer Access." You may also receive a paper copy of the prospectus, by calling 1-800-662-7447.

--------------------------------------------------------------------------------

WHEN YOUR
ACCOUNT WILL
BE CREDITED           The trade date is the date on which your account is
                      credited. It is generally the day on which the Portfolio receives your investment in the form of Federal Funds
                      (monies credited to the Portfolio's Custodian Bank by a Federal Reserve Bank). Your trade date varies according to your method of payment for your shares.

                      Purchases by check will receive a trade date the day the funds are received in Good Order by Vanguard. Thus, if your purchase by check is received by the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the business day your check is received in Good Order. If your purchase is received after the close of the Exchange, your trade date is the second business day following receipt of your check. You will begin to earn dividends on the calendar day following the trade date. (For a Friday trade date, you will begin earning dividends on Saturday.)

                      For purchases by Federal Funds wire or exchange, the Portfolio is credited immediately with Federal Funds. Thus, if your purchase by Federal Funds wire or exchange is received by the close of the Exchange, your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the business day following receipt of your wire or exchange.

                      In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------


SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. (Please see "Important Redemption Information.") You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed, credited or wired -- depending upon the method of withdrawal you have previously chosen -- within two business days after the receipt of the request in Good Order.



IMPORTANT NOTE        A redemption fee of 1% of the value of shares redeemed
                      will be deducted from the redemption proceeds of any shares held for less than one year. This fee is paid directly to the Portfolio.


SELLING BY MAIL       Requests should be mailed to VANGUARD FINANCIAL CENTER,
                      VANGUARD FIXED INCOME SECURITIES FUND, P.O. BOX 1120,
                      VALLEY FORGE, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard
                      Fixed Income Securities Fund, 455 Devon Park Drive, Wayne,
                      PA 19087.)

                      The redemption price of shares will be the Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.
--------------------------------------------------------------------------------

DEFINITION OF
GOOD ORDER            GOOD ORDER means that the request includes the following:

                      1. The account number and Portfolio name.
                      2. The amount of the transaction (specified in dollars or
                         shares).
                      3. The signatures of all owners EXACTLY as they are
                         registered on the account.
                      4. Any required signature guarantees.
                      5. Any other supporting legal documentation that might be
                         required, in the case of estates, corporations, trusts and certain other accounts.
                      6. Any certificates that you hold for the account.

                      IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739).
--------------------------------------------------------------------------------

SELLING BY TELEPHONE  To sell shares by telephone, you or your pre-authorized representative may call our Client Services Department at 1-800-662-2739. For telephone redemptions, you may have the proceeds sent to you by mail or by wire. In addition to the details below, please see "Important Information About Telephone Transactions."

                      BY MAIL: Telephone mail redemption is automatically established on your account unless you indicate otherwise on your Account Registration Form. You may redeem any amount by calling Vanguard. The proceeds will be paid to the registered shareholders and mailed to the address of record. PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, by Vanguard Online or, in writing, without the signatures of all account owners.

                      BY WIRE: Telephone wire redemption must be specifically elected for your account. The best time to elect telephone wire redemption is at the time you complete your Account Registration Form. If you do not presently have telephone wire redemption and wish to establish it, please contact our Client Services Department.

                      With the wire redemption option, you may withdraw a minimum of $1,000 and have the amount wired directly to your bank account. Wire redemptions less than $5,000 are subject to a $5 charge deducted by Vanguard. There is no Vanguard charge for wire redemptions of $5,000 or more. However, your bank may assess a separate fee to accept incoming wires.

                      A request to change the bank associated with your wire redemption option must be received in writing, signed by each registered shareholder, and accompanied by a voided check or preprinted deposit slip. A signature guarantee is required if your bank registration is not identical to your Vanguard Fund account registration.
--------------------------------------------------------------------------------


SELLING BY FUND
EXPRESS

Automatic Withdrawal
& Special Redemption  If you select the Fund Express Automatic Withdrawal option, money will be automatically moved from your Vanguard Fund account to your bank account according to the schedule you have selected. The Special Redemption option lets you move money from your Vanguard account to your bank account on an "as needed" basis. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait two weeks before using the service.

--------------------------------------------------------------------------------

SELLING BY EXCHANGE   You may sell shares of the Portfolio by making an exchange into another Vanguard Fund account. Please see "Exchanging
                      Your Shares" for details.
--------------------------------------------------------------------------------

IMPORTANT REDEMPTION
INFORMATION
                      Shares purchased by check or Fund Express may be redeemed at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which may take up to ten calendar days.
--------------------------------------------------------------------------------

DELIVERY OF
REDEMPTION
PROCEEDS
                      Redemption requests received by telephone prior to the regular close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                      Redemption requests received by telephone after the regular close of the New York Stock Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                      Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described above in "Important
                      Redemption Information."

                      If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                      The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                      If the Board of Directors determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds of amounts in excess of $250,000 in whole or in part by a distribution in kind of readily marketable securities.
--------------------------------------------------------------------------------

VANGUARD'S AVERAGE
COST STATEMENT        If you make a redemption from a qualifying account,
                      Vanguard will send you an Average Cost Statement which
                      provides you with the tax basis of the shares you
                      redeemed. Please see "Statements and Reports" for
                      additional information.
--------------------------------------------------------------------------------


LOW BALANCE FEE
AND MINIMUM
ACCOUNT BALANCE
REQUIREMENT           Due to the relatively high cost of maintaining smaller
                      accounts, the Portfolio will automatically deduct a $10 annual fee from non-retirement accounts with balances falling below $2,500 ($500 for Uniform Gifts/Transfers to Minors Act accounts). This fee deduction will occur mid-year, beginning in 1996. The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000.


                      In addition, the Portfolio reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                      Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets, (i.e., a decline in a Portfolio's net asset value).
--------------------------------------------------------------------------------

EXCHANGING YOUR
SHARES Should your investment goals change, you may exchange your shares of Vanguard Fixed Income Securities Fund for those of other available Vanguard Funds.

IMPORTANT NOTE        A redemption fee of 1% of the value of shares exchanged
                      out will be deducted from the exchange proceeds if shares held for less than one year are exchanged. This fee is paid directly to the Portfolio.


EXCHANGING BY
TELEPHONE

Call Client Services
(1-800-662-2739)      When exchanging shares by telephone, please have ready the
                      Portfolio name, account number, Social Security number or employer identification number listed on the account, and exact name and address in which the account is registered.
                      Only the registered shareholder may complete such an exchange. Requests for telephone exchanges received prior to the close of trading on the New York Stock Exchange
                      (generally 4:00 p.m. Eastern time) are processed at the close of business that same day. Requests received after the close of the Exchange are processed the next business day. TELEPHONE EXCHANGES ARE NOT ACCEPTED INTO OR FROM
                      NON-RETIREMENT INVESTMENTS IN VANGUARD BALANCED INDEX
                      FUND, VANGUARD INDEX TRUST, VANGUARD INTERNATIONAL EQUITY
                      INDEX FUND, VANGUARD REIT INDEX PORTFO-

                      LIO AND VANGUARD QUANTITATIVE PORTFOLIOS. If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard, provided the request is received in Good Order.

--------------------------------------------------------------------------------

EXCHANGING BY MAIL    Please be sure to include on your exchange request the
                      name and account number of your current Portfolio, the
                      name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered
                      account holders. Send your request to VANGUARD FINANCIAL
                      CENTER, VANGUARD FIXED INCOME SECURITIES FUND, P.O. BOX
                      1120, VALLEY FORGE, PA 19482. (For express or registered
                      mail, send your request to Vanguard Financial Center,
                      Vanguard Fixed Income Securities Fund, 455 Devon Park
                      Drive, Wayne, PA 19087.)
--------------------------------------------------------------------------------

IMPORTANT EXCHANGE
INFORMATION
                      Before you make an exchange, you should consider the following:

                      - Please read the Fund's prospectus before making an
                        exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                      - An exchange is treated as a redemption and a purchase.
                        Therefore, you could realize a taxable gain or loss on the transaction.


                      - Exchanges are accepted only if the registrations and the taxpayer identification numbers of the two accounts are identical.



                      - New accounts are not currently accepted in
                        Vanguard/Windsor Fund.


                      - The redemption price of shares redeemed by exchange is
                        the net asset value next determined after Vanguard has received all required documentation in Good Order.

                      - When opening a new account by exchange, you must meet
                        the minimum investment requirement of the new Fund.


                      Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

--------------------------------------------------------------------------------

EXCHANGE
PRIVILEGE
LIMITATIONS           The Portfolio's exchange privilege is not intended to
                      afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                      Exchange activity will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from a Portfolio during any twelve-month period. Notwithstanding these limitations, the Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION ABOUT
TELEPHONE
TRANSACTIONS          The ability to initiate share redemptions (except wire
                      redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted. The ability to initiate wire redemptions by telephone will be established on your account only if you specifically elect this option in writing.

                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:


                      1. SECURITY CHECK.  To request a transaction by telephone, the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.


                      2. PAYMENT POLICY.  The proceeds of any telephone
                         redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only. In the case of a telephone redemption by wire, the wire will be made only in accordance with the shareowner's prior written instructions.


                      Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------

TRANSFERRING
REGISTRATION          You may transfer the registration of any of your Fund
                      shares to another person by completing a transfer form and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX 1110,
                      VALLEY FORGE, PA 19482, ATTENTION: TRANSFER DEPARTMENT.
                      The request must be in Good Order. To receive a transfer
                      form and full instructions, please call our Client
                      Services Department (1-800-662-2739).
--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account except for checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.


                      Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.


                      Financial reports on the Portfolio will be mailed to you semiannually, according to the Portfolio's fiscal year-end.
--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE
                      With Vanguard's Direct Deposit Service, most U.S. Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE      Vanguard's Automatic Exchange Service allows you to move
                      money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND
EXPRESS
                      Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                      Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD DIVIDEND
EXPRESS
                      Vanguard's Dividend Express allows you to transfer your dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call the Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.


VANGUARD
TELE-ACCOUNT
                      Vanguard's Tele-Account is a convenient, automated service that provides share price, price change and yield quotations on Vanguard Funds through any TouchToneTM telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard Fund shares and redemptions by check using Tele-Account. To contact Vanguard's Tele-Account service, dial 1-800-ON-BOARD (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor Information Department (1-800-662-7447).



COMPUTER ACCESS



VANGUARD ON THE
WORLD WIDE WEB
htp://www.vanguard.com
                      Vanguard sponsors an education-oriented website offering news and information about Vanguard Funds and services as well as interactive, easy-to-use investment planning tools.



VANGUARD ONLINE
KEYWORD: vanguard     Vanguard Online allows you to obtain information via your
                      personal computer on Fund share price, yield, and total return. Vanguard Online is offered through America Online
                      (AOL). To establish an AOL account, call 1-800-238-6336.

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 [VANGUARD LOGO]                                            [VANGUARD LOGO]
                                 FIXED INCOME                                                 FIXED INCOME
                                 SECURITIES FUND                                            SECURITIES FUND

                                 HIGH YIELD                                          HIGH YIELD CORPORATE PORTFOLIO
                                 CORPORATE PORTFOLIO
                                 ---------------------------                      P   R   O   S   P   E   C   T   U   S
                                 THE VANGUARD GROUP
                                 Vanguard Financial Center                                     MAY 9, 1997
                                 P.O. Box 2600
                                 Valley Forge, PA 19482

                                 INVESTOR INFORMATION
                                 DEPARTMENT:
                                 1-800-662-7447 (SHIP)

                                 CLIENT SERVICES
                                 DEPARTMENT:
                                 1-800-662-2739 (CREW)

                                 TELE-ACCOUNT FOR
                                 24-HOUR ACCESS:
                                 1-800-662-6273 (ON-BOARD)

                                 TELECOMMUNICATION SERVICE
                                 FOR THE HEARING-IMPAIRED:
                                 1-800-662-2738

                                 TRANSFER AGENT:
                                 The Vanguard Group, Inc.
                                 Vanguard Financial Center
                                 Valley Forge, PA 19482
                                                                                          [VANGUARD LOGO]

PO29
--------------------------------------------------------------------------------

                                     PART B

                  VANGUARD FIXED INCOME SECURITIES FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 9, 1997



     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated May 9, 1997). To obtain this Prospectus, please call the Investor Information Department:


                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                                                            PAGE
                                                                                            ----
The Fund..................................................................................     1
Investment Objective and Policies.........................................................     1
Purchase of Shares........................................................................     5
Redemption of Shares......................................................................     6
Shareholder Services......................................................................     6
Investment Limitations....................................................................     7
Management of the Fund....................................................................     9
Investment Advisory Services..............................................................    12
Portfolio Transactions....................................................................    14
Yield and Total Return....................................................................    15
Financial Statements......................................................................    16
Performance Measures......................................................................    16
Other Definitions.........................................................................    17
Appendix -- Description of Securities and Ratings.........................................    18


                                    THE FUND

     Vanguard Fixed Income Securities Fund, Inc. (the "Fund") is an open-end, diversified, management investment company whose shares are currently offered in nine distinct Portfolios. Each Portfolio of the Fund in effect represents a separate mutual fund with its own investment objective and policies.

                       INVESTMENT OBJECTIVE AND POLICIES

     The following policies supplement the investment objective and policies set forth in the Fund's Prospectus:

     REPURCHASE AGREEMENTS Each Portfolio may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor a Portfolio's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Portfolio. No more than an aggregate of 15% of a Portfolio's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. See "Illiquid Securities" below.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the realization by the Portfolio on such collateral may be automatically stayed. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While each Portfolio's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     LENDING OF SECURITIES Each Portfolio of the Fund may lend its investment securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the Investment Company Act of 1940, as amended, or the Rules and Regulations or interpretations of the Securities and Exchange Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, and irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100 percent of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. Each Portfolio of the Fund will not lend securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Portfolio's total assets. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days.

     RESTRICTED SECURITIES Each Portfolio may invest in restricted securities (privately placed debt securities) and other securities which are not readily marketable, but will not acquire such securities if as a result they, together with the aggregate of other securities for which no quotations are readily available, would comprise more than 15% of the value of the Portfolio's net assets. Pursuant to Section 4(2) of the Securities Act of 1933 and Rule 144A under the Securities Act of 1933, as amended, if a substantial market among qualified institutional buyers develops for restricted securities held by any Portfolio, the Fund intends to treat such securities as liquid securities, in accordance with procedures approved by the Fund's Board of Directors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

     ILLIQUID SECURITIES Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books. An illiquid security includes repurchase agreements which have a maturity of longer than seven days, securities which are illiquid by virtue of the absence of a readily available market, and demand instruments with a demand notice exceeding seven days. Illiquid securities may include securities that are not registered under the Securities Act of 1933 (the "1933 Act"); however, unregistered securities that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid so long as it is determined by the Fund's advisor that an adequate trading market exists for the security. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.

     FOREIGN INVESTMENTS As indicated in the prospectus, the Fund may include foreign securities to a certain extent. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     Country Risk As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility or expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodian arrangement for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.

     Currency Risk Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     FUTURES CONTRACTS AND OPTIONS Each Portfolio except the Short-Term Federal Portfolio may enter into futures contracts, options, and options on futures contracts for several reasons: to simulate full investment in the underlying securities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Portfolios intend to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS A Portfolio of the Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of each Portfolio's total assets. In addition, a Portfolio of the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Portfolio's total assets.


     RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to hedge it effectively.


     A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. Additionally, a Portfolio incurs the risk that the adviser will incorrectly predict future interest rate trends. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS The Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.

     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Portfolio's business of investing in securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     A Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the transactions.

                               PURCHASE OF SHARES

     Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                              REDEMPTION OF SHARES

     Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in readily marketable investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of Each Portfolio" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

                              SIGNATURE GUARANTEES

     To protect your account, the Fund and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s), and/or to an address other than the address of record; and (2) share transfer requests. These requirements are not applicable to redemptions in Vanguard's prototype retirement plans, except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant; (2) certain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Fund in certain instances.

     A guarantor must be a bank, broker or any other guarantor that Vanguard deems acceptable. Notaries public are not acceptable guarantors.

     The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

     Each Portfolio's shares may be exchanged without cost for shares of any other Portfolio, or for the shares of any open-end Fund currently offering its shares to new investors in The Vanguard Group ("Vanguard"). A shareholder of any other open-end Fund in Vanguard may likewise exchange his shares for shares of any of the Fund's Portfolios. Exchange requests may be made either by mail, telephone or telegraph.

     Telephone and telegraph exchanges (referred to as "expedited exchanges") will be accepted only if the account of the shareholder and the registration of the two accounts is identical. Requests for expedited exchanges received prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) will be processed at the next determined net asset value after such request is received. Requests received after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) will be processed on the next business day. No expedited exchanges will be accepted into, or from, Vanguard Balanced Index Fund, Vanguard Index Trust Fund, Vanguard International Equity Index Fund and Vanguard Quantitative Portfolios. Neither the Fund nor Vanguard will be responsible for the authenticity of exchange instructions received by telephone or telegraph, provided that reasonable security procedures are observed. Expedited exchanges may also be subject to limitations as to amounts and frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. Shareholders may obtain the terms of these limitations, which may be revised at any time, from Vanguard.

     Any such exchange will be based on the respective net asset values of the shares involved. There are no sales commissions or charges of any kind. Before making an exchange, a shareholder should consider the investment objectives and policies of the Portfolio or fund to be purchased, and other relevant information (including the minimum initial investment), which can be found in the prospectus relating to that particular Portfolio or fund. A prospectus for any of the Vanguard funds or Portfolios may be obtained from Vanguard.

     For Federal income tax purposes an exchange between funds or Portfolios is a taxable event and, accordingly, a capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time, and any of the Portfolios or Vanguard funds may limit or discontinue the offering of its shares without notice to shareholders.

                               TRANSFER OF SHARES

     Fund shares may be transferred to another person by sending appropriate written instructions to Vanguard. The account must be clearly identified and include the number of shares to be transferred and the signatures of all registered owners. The signature on the letter of instructions or any stock power must be guaranteed. As in the case of withdrawals, the written request must be received in "Good Order" before any transfer can be made.

                          INFORMATION FOR SHAREHOLDERS

     Following any purchase or redemption, a shareholder will receive a statement which reflects all activity during the current calendar year. Each shareholder will also receive a quarterly statement, which includes valuation as of the day the statement is prepared.

     Shareholders will receive semiannual financial statements audited at least annually by independent accountants whose selection is ratified by shareholders.

                             INVESTMENT LIMITATIONS

     The Fund is subject to the following limitations which may not be changed with respect to a particular Portfolio without the approval of at least a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of that Portfolio. A Portfolio will not:

      1) Invest in commodities or commodity contracts or purchase or sell real estate, although it may purchase and sell marketable securities of companies which deal in real estate or interests therein; except that each Portfolio except the Short-Term Federal Portfolio may invest in bond futures contracts, bond options and options on bond futures contracts to the extent that not more than 5% of its assets are required as deposit margin for futures contracts and not more than 20% of its assets are invested in such instruments at any time;

      2) Write, purchase or sell warrants, put or call options, or combinations thereof, except as specified above in (1);

      3) Invest in interests in oil, gas, or other mineral exploration or development programs;

      4) Make loans to other persons (except by (i) the purchase of the debt obligations in which the Portfolio is authorized to invest in accordance with its investment policies, and (ii) as provided under "Lending of Securities");

      5) Purchase securities on margin or sell securities short, except as specified above in (1);


      6) With respect to 75% of assets, purchase for the Portfolio more than 10% of the outstanding voting securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or purchase securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;



      7) Borrow money, except that the Portfolio may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Portfolio's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's net assets, the Portfolio will not make any additional investments;



      8) Pledge, mortgage or hypothecate the Portfolio's assets to an extent greater than 5% of the value of its total assets;



      9) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (included in this limitation is the Fund's investment in The Vanguard Group, Inc.);



     10) Invest for the purpose of controlling management of any company;



     11) Invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Portfolio will invest only in investment companies which have investment objectives and investment policies consistent with those of the Portfolio;



     12) Invest more than 5% of the value of the Portfolio's total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation, except investments in obligations guaranteed by the U.S. Government, or issued by its agencies or instrumentalities;



     13) Concentrate its investments in a particular industry, although it may invest up to 25% of the Portfolio's total assets (taken at value) in the securities of issuers, all of which conduct their principal business activities in the same industry, provided that (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, and (ii) utility companies will be divided according to their services; for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry, and (iii) financial service companies will be classified according to the end users of their services, as follows: Finance-Automobiles, Finance-Banks, Finance-Consumers and Finance-Diversified; and



     14) Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities.



     The above-referenced investment limitations are considered at the time that portfolio securities are purchased. Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at cost, management, administrative or related services to the Fund and other investment companies. See "MANAGEMENT OF THE FUND."

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for each Fund and choose its Officers. The following is a list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, Chairman and Director*              ALFRED M. RANKIN, JR., Director
  Chairman and Director of The Vanguard Group,       Chairman, President, and Chief Executive
  Inc., and of each of the investment                Officer of NACCO Industries, Inc.; Director of
  companies in The Vanguard Group; Director of       The BFGoodrich Company, and The Standard
  The Mead Corporation, General Accident             Products Company.
  Insurance and Chris-Craft Industries, Inc.       JOHN C. SAWHILL, Director
JOHN J. BRENNAN, President, Chief Executive          President and Chief Executive Officer, The
Officer and Director*                                Nature Conservancy; formerly, Director and
  President, Chief Executive Officer and             Senior Partner, McKinsey & Co., President,
  Director of The Vanguard Group, Inc., and of       New York University; Director of Pacific Gas
  each of the other investment companies in          and Electric Company, Procter & Gamble
  The Vanguard Group.                                Company and NACCO Industries.
ROBERT E. CAWTHORN, Director                       JAMES O. WELCH, JR., Director
  Chairman Emeritus and Director of                  Retired Chairman of Nabisco Brands, Inc.,
  Rhone-Poulenc Rorer, Inc.; Director of Sun         retired Vice Chairman and Director of RJR
  Company, Inc.; Director of Westinghouse            Nabisco; Director of TECO Energy, Inc.; and
  Electric Corporation.                              Director of Kmart Corporation.
BARBARA BARNES HAUPTFUHRER, Director               J. LAWRENCE WILSON, Director
  Director of The Great Atlantic and Pacific         Chairman and Chief Executive Officer of Rohm &
  Tea Company, ALCO Standard Corp., Raytheon         Haas Company; Director of Cummins Engine
  Company, Knight-Ridder, Inc. and                   Company; and Trustee of Vanderbilt
  Massachusetts Mutual Life Insurance Co. and        University.
  Trustee Emerita of Wellesley College.            RAYMOND J. KLAPINSKY, Secretary*
BRUCE K. MACLAURY, Director                          Senior Vice President and Secretary of The
  President Emeritus of The Brookings                Vanguard Group, Inc.; Secretary of each of the
  Institution; Director of American Express          investment companies in The Vanguard Group.
  Bank, Ltd., The St. Paul Companies, Inc. and
  National Steel Corporation.                      RICHARD F. HYLAND, Treasurer*
                                                     Treasurer of The Vanguard Group, Inc. and of
BURTON G. MALKIEL, Director                          each of the investment companies in The
  Chemical Bank Chairman's Professor of              Vanguard Group.
  Economics, Princeton University; Director of
  Prudential Insurance Co. of America, Amdahl      KAREN E. WEST, Controller*
  Corporation, Baker Fentress & Co., The             Principal of The Vanguard Group, Inc.;
  Jeffrey Co. and Southern New England               Controller of each of the investment companies
  Communications Company.                            in The Vanguard Group.
                                                   ---------------
                                                   *Officers of the Fund are "interested persons"
                                                   as defined in the Investment Company Act of
                                                   1940.


     THE VANGUARD GROUP Vanguard Fixed Income Securities Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions.

However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At January 31, 1997, the Fund had contributed capital of $2,133,000 to Vanguard, representing 10.7% of Vanguard's capitalization. The Funds' Service Agreement provides for the following arrangement: (1) each Vanguard Fund may invest a maximum of 0.40% of its assets in Vanguard and (2) there is no restriction on the maximum cash investment that the Vanguard Funds may make in Vanguard.



     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended January 31, 1997, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $46,469,000.


     DISTRIBUTION Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.


     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended January 31, 1997, the Fund paid approximately $5,413,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .03% of 1% of the Fund's average net assets.



     INVESTMENT ADVISORY SERVICES Vanguard also provides investment advisory services to the Short-Term Corporate, Short-Term Federal, Short-Term U.S. Treasury, Intermediate-Term Corporate, Intermediate-Term U.S. Treasury and Long-Term U.S. Treasury Portfolios of the Fund, Vanguard Money Market Reserves, Vanguard Admiral Funds, Vanguard Institutional Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Vanguard Balanced Index Fund, Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the Total International Portfolio of Vanguard STAR Fund, the REIT Index Portfolio of Vanguard Specialized Portfolio, Vanguard Bond Index Fund, Vanguard Municipal Bond Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard California Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, several Portfolios of Vanguard Variable Insurance Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.


     REMUNERATION OF DIRECTORS AND OFFICERS The Fund pays each Director, who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits.


     The following information is furnished with respect to the Directors and Officers of the Fund for whom the Fund's proportionate shares of remuneration exceeded $60,000 for the fiscal year ended January 31, 1997 and for all Directors and Officers as a group:



                                                                                    DIRECT
              NAMES IN CAPACITIES IN WHICH REMUNERATION WAS RECEIVED            REMUNERATION(1)
    --------------------------------------------------------------------------  ---------------
    John C. Bogle, Chairman...................................................     $      --
    John J. Brennan, President and Chief Executive Officer....................     $      --
    Raymond J. Klapinsky, Secretary...........................................     $      --
    All Directors and Officers as a group.....................................     $      --(1)


---------------

(1) Includes, in the aggregate, $67,000 of fees and expenses paid by the Fund, to its "non-interested" Directors, and the Fund's proportionate share of remuneration paid by Vanguard to all Officers of the Fund, as a group.


                     VANGUARD FIXED INCOME SECURITIES FUND
                               COMPENSATION TABLE


                                AGGREGATE       PENSION OR RETIREMENT        ESTIMATED          TOTAL COMPENSATION
                               COMPENSATION      BENEFITS ACCRUED AS      ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
    NAMES OF DIRECTORS          FROM FUND       PART OF FUND EXPENSES     UPON RETIREMENT      PAID TO DIRECTORS(2)
---------------------------    ------------     ---------------------     ---------------     -----------------------
John C. Bogle(1)                  $   --               $    --                     --                      --
John J. Brennan(1)                $   --               $    --                     --                      --
Barbara Barnes Hauptfuhrer        $7,543               $ 1,171                $15,000                 $65,000
Robert E. Cawthorn                $7,543               $   976                $13,000                 $65,000
Bruce K. MacLaury                 $8,173               $ 1,146                $12,000                 $60,000
Burton G. Malkiel                 $7,543               $   781                $15,000                 $65,000
Alfred M. Rankin, Jr.             $7,543               $   616                $15,000                 $65,000
John C. Sawhill                   $7,543               $   732                $15,000                 $65,000
James O. Welch, Jr.               $7,543               $   901                $15,000                 $65,000
J. Lawrence Wilson                $7,543               $   651                $15,000                 $65,000


---------------

(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service. Compensation amounts reported for Messrs. Bogle and Brennan relate to their respective positions as Chief Executive Officer and President of the Fund.


(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).



     Directors who are not Officers are paid an annual fee based on the number of years of service on the Board, up to fifteen years of service, upon retirement. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. This fee is paid, subsequent to a Director's retirement, for a period of ten years or until the death of a retired Director. Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each officer's annual compensation plus 5.7% of that part of the Officer's compensation during the year that exceeds the Social Security Taxable Wage Base then in effect. The Fund's proportionate share of retirement contributions made by Vanguard under its Retirement and Thrift Plans on behalf of all eligible Officers of the Fund, as a group, during the fiscal year ended January 31, 1997 was approximately $16,050.

                          INVESTMENT ADVISORY SERVICES
         GNMA, LONG-TERM CORPORATE AND HIGH YIELD CORPORATE PORTFOLIOS


     The Fund employs Wellington Management Company, LLP (the "Adviser") under an investment advisory agreement dated May 1, 1996 to manage the investment and reinvestment of the assets of the Fund's GNMA, Long-Term Corporate and High Yield Corporate Portfolios and to continuously review, supervise and administer the investment program for each such Portfolio. The Adviser discharges its responsibilities subject to the control of the officers and Directors of the Fund.


     The GNMA, Long-Term Corporate, and High Yield Corporate Portfolios pay the Adviser an aggregate fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the aggregate average month-end net assets of the three Portfolios for the quarter:

                                 GNMA PORTFOLIO

                                       NET ASSETS                                        RATE
    ---------------------------------------------------------------------------------   ------
    First $3 billion.................................................................    .020%
    Next $3 billion..................................................................    .010%
    Over $6 billion..................................................................    .008%

                         LONG-TERM CORPORATE PORTFOLIO

                                       NET ASSETS                                        RATE
    ---------------------------------------------------------------------------------   ------
    First $1 billion.................................................................    .040%
    Next $1 billion..................................................................    .030%
    Next $1 billion..................................................................    .020%
    Over $3 billion..................................................................    .015%

                         HIGH-YIELD CORPORATE PORTFOLIO

                                       NET ASSETS                                        RATE
    ---------------------------------------------------------------------------------   ------
    First $1 billion.................................................................    .060%
    Next $1 billion..................................................................    .040%
    Next $1 billion..................................................................    .030%
    Over $3 billion..................................................................    .025%

     The fee, as determined above, is allocated to each Portfolio based on the relative net assets of each.


     During the fiscal years ended January 30, 1995, 1996 and 1997, the three Portfolios paid the following advisory fees to WMC:



                                                               FISCAL YEAR ENDED JANUARY 31,
                                                           --------------------------------------
                         PORTFOLIO                            1995          1996          1997
    ----------------------------------------------------   ----------    ----------    ----------
    GNMA................................................   $1,286,000    $1,181,000    $  992,000
    Long-Term Corporate.................................   $1,131,000    $1,118,000    $  951,000
    High Yield Corporate................................   $1,389,000    $1,444,000    $1,370,000


     The fees set forth above were paid under the terms of a previous advisory agreement that called for a higher rate of fees. The present agreement continues until April 30, 1998, and may be continued thereafter for successive one-year periods, as long as such continuance is specifically approved at least annually
(a) by a vote of a majority of those members of the Board of Directors of the Fund who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of each of the GNMA, Long-Term Corporate and High Yield Corporate Portfolios. Provided, however, that if the holders of any one of these Portfolios fail to approve the agreement, the Adviser may continue to serve as investment adviser to the Portfolio which approved the agreement, and to the Portfolio which did not approve the agreement until new arrangements have been made. The agreement may be terminated by any Portfolio at any time, without penalty, by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding shares of the Portfolio on 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund. The agreement will automatically terminate in the event of its assignment.

     The Fund's Board of Directors may, without the approval of shareholders, provide for:

          A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

          B. A change in the terms of an advisory agreement.

          C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

     Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.

     Because the Adviser provides only investment advisory services to the Fund and has no control over the Fund's expenses, the Adviser has not undertaken to guarantee expenses of the Fund. The Officers of the Fund have worked out alternative arrangements with state authorities which require an expense guarantee.


     DESCRIPTION OF THE ADVISER Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland, and John R. Ryan.


                   SHORT-TERM CORPORATE, SHORT-TERM FEDERAL,
             SHORT-TERM U.S. TREASURY, INTERMEDIATE-TERM CORPORATE, INTERMEDIATE-TERM U.S. TREASURY AND LONG-TERM U.S. TREASURY PORTFOLIOS


     The Short-Term Corporate, Short-Term Federal, Short-Term U.S. Treasury, Intermediate-Term Corporate, Intermediate-Term U.S. Treasury and Long-Term U.S. Treasury Portfolios receive all investment advisory services on an "internalized," at-cost, basis from an experienced investment management staff employed directly by Vanguard. This staff also provides investment advisory services to Vanguard Money Market Reserves, Vanguard Bond Index Fund, Vanguard Municipal Bond Fund, Vanguard Balanced Index Fund, Vanguard Admiral Funds, the Balanced Portfolio of Vanguard Tax-Managed Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund and the Money Market and High-Grade Bond Portfolios of Vanguard Variable Insurance Fund. The compensation and other expenses of the staff are allocated among the Portfolios of the Fund and the other Funds listed above. During the fiscal years ended January 31, 1995, 1996 and 1997, the Short-Term Corporate Portfolio's share of these expenses totaled approximately $391,000, $408,000 and $543,000, respectively. During the fiscal years ended January 31, 1995, 1996 and 1997, the Long-Term U.S. Treasury Portfolio's share of these expenses totaled approximately $82,000, $94,000 and $122,000, respectively. During the fiscal years ended January 31, 1995, 1996 and 1997, the Short-Term Federal Portfolio's shares of these expenses totaled approximately $204,000, $193,000 and $185,000, respectively. During the fiscal years ended January 31, 1995, 1996 and 1997 the Short-Term and Intermediate-Term U.S. Treasury Portfolio's share of these expenses totaled approximately $186,000, $230,000 and $288,000 respectively.


     The investment management staff is supervised by the senior Officers of the Fund. The senior Officers, who are also Officers of Vanguard, Vanguard Money Market Reserves, Vanguard Institutional Portfolios, Vanguard Bond Index Fund, Vanguard Municipal Bond Fund, Vanguard State Tax-Exempt Funds, and Vanguard Variable Insurance Fund, are directly responsible to the Board of Directors of the Fund. The Board of Directors, elected annually by shareholders, sets broad policies for the Fund and chooses its Officers.

                             PORTFOLIO TRANSACTIONS
         GNMA, LONG-TERM CORPORATE AND HIGH YIELD CORPORATE PORTFOLIOS


     The investment advisory agreement authorizes Wellington Management Company, LLP (the "Adviser") (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.


     In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund and the other Funds in the Group.

     Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, the Adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

     Some securities considered for investment by the Fund may also be appropriate for other Funds and/or clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other Funds or clients served by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by the Adviser.

                   SHORT-TERM CORPORATE, SHORT-TERM FEDERAL,
             SHORT-TERM U.S. TREASURY, INTERMEDIATE-TERM CORPORATE, INTERMEDIATE-TERM U.S. TREASURY, AND LONG-TERM U.S. TREASURY PORTFOLIO

     Brokers or dealers who execute transactions for the Short-Term Corporate, Short-Term Federal, Short-Term U.S. Treasury, Intermediate-Term Corporate, Intermediate-Term U.S. Treasury, and Long-Term U.S. Treasury Portfolios are selected by Vanguard's investment management staff, which is responsible for using its best efforts to obtain the best available price and most favorable execution for each transaction. Principal transactions are made directly with issuers, underwriters and market makers and usually do not involve brokerage commissions, although underwriting commissions and dealer mark-ups may be involved. Brokerage transactions are placed with brokers deemed most capable of providing favorable terms; where more than one broker can offer such terms, consideration may be given to brokers who provide the staff with research and statistical information.

     Vanguard's investment management staff may occasionally make recommendations to other Vanguard Funds or clients which result in their purchasing or selling securities simultaneously with the Portfolios. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the staff's policy not to favor one client over another in making recommendations or placing an order. If two or more clients are purchasing a given security on the same day from the same broker-dealer, such transactions may be averaged as to price.

                                 ALL PORTFOLIOS

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Fund may place portfolio orders with qualified brokers or dealers who recommend the shares of the Fund to their clients and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of shares by a broker or dealer in selecting among qualified brokers or dealers.


     The Fund did not incur any brokerage commissions in the 1994, 1995 fiscal years. The total brokerage commission paid by the Fund for the fiscal year ended January 31, 1996 was $4,500. The Fund did not incur any brokerage commissions for the fiscal year ended January 31, 1997.


                             YIELD AND TOTAL RETURN


     The yield* of each portfolio of the Fund for the 30-day period ended January 31, 1997 is set forth below:



    Short-Term U.S. Treasury Portfolio..............................................    5.91%
    Short-Term Federal Portfolio....................................................    5.93%
    Short-Term Corporate Portfolio..................................................    6.18%
    Intermediate-Term U.S. Treasury Portfolio.......................................    6.42%
    GNMA Portfolio..................................................................    6.98%
    Long-Term U.S. Treasury Portfolio...............................................    6.72%
    Long-Term Corporate Portfolio...................................................    7.24%
    High Yield Corporate Portfolio..................................................    8.69%(1)
    Intermediate-Term Corporate.....................................................    6.84%


---------------
     * The yield for each portfolio of the Fund is calculated daily. Further, in calculating the yield, the premiums and discounts on asset-backed securities are not amortized.

     (1) Yield for the High Yield Corporate Portfolio reflects a premium based on the possibility that interest payments on some bonds may be reduced or eliminated. Also, since bonds with higher interest coupons may be replaced by bonds with lower coupons, income dividends are subject to reduction.


     The average annual total return of each Portfolio of the Fund for the one-, five- and ten-year periods ending January 31, 1997 is set forth below:



                                                       1 YEAR ENDED    5 YEARS ENDED    10 YEARS ENDED
                                                         1/31/97          1/31/97          1/31/97
                                                       ------------    -------------    --------------
    Short-Term U.S. Treasury Portfolio..............        3.89%            5.92%            6.13%*
    Short-Term Federal Portfolio....................        4.51%            6.02%            7.46%*
    Short-Term Corporate Portfolio..................        4.52%            6.42%            7.57%
    GNMA Portfolio..................................        5.15%            7.22%            8.47%
    Intermediate-Term U.S. Treasury Portfolio.......        1.28%            7.60%            7.93*
    Intermediate-Term Corporate Portfolio...........        2.29%            5.79%*            N/A
    Long-Term U.S. Treasury Portfolio...............       -1.85%            8.99%            8.59%
    Long-Term Corporate Portfolio...................        0.86%            9.16%            9.17%
    High Yield Corporate Portfolio..................        9.01%           11.26%            9.28%


---------------

     * Since inception: Short-Term Federal Portfolio -- December 31, 1987

                        Short-Term U.S. Treasury and Intermediate-Term U.S. Treasury Portfolios -- began operations October 28, 1991 Intermediate-Term Corporate -- November 1, 1993

                              FINANCIAL STATEMENTS


     The Fund's financial statements for the fiscal year ended January 31, 1997, including the financial highlights for each of the five years in the period ended January 31, 1997, appearing in the Fund's 1997 Annual Report to Shareholders, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing in the Annual Report, are incorporated by reference in this Statement of Additional Information.


                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing the Vanguard Group, Inc. or any of the member funds of the Vanguard Group of Investment Companies.

     Each of the investment company members of the Vanguard Group, including each Portfolio of Vanguard Fixed Income Securities, Inc., may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.


WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.


WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.


MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.


GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND -- is a market-weighted index that contains approximately 4700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (Baa) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.


STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield for four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index and 25% Standard & Poor's Utilities Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LEHMAN BROTHERS INTERMEDIATE-TERM CORPORATE BOND INDEX -- consists of all investment grade corporate debt with maturities of 5 to 10 years.

LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                               OTHER DEFINITIONS

     Marketing literature for the Portfolios of Vanguard Fixed Income Securities Fund, Inc., may from time to time refer to or discuss a Portfolio's DURATION. Duration is the weighted average life of a Portfolio's debt instruments measured on a present-value basis; it is generally superior to average weighted maturity as a measure of a Portfolio's potential volatility due to changes in interest rates.

     Unlike a Portfolio's average weighted maturity, which takes into account only the stated maturity date of the Portfolio's debt instruments, duration represents a weighted average of both interest and principal payments, discounted by the current yield-to-maturity of the securities held. For example, a four-year, zero-coupon bond, which pays interest only upon maturity (along with principal), has both a maturity and duration of 4 years. However, a four-year bond priced at par with an 8% coupon has a maturity of 4 years but a duration of 3.6 years (at an 8% yield), reflecting the bond's earlier payment of interest.

     In general, a bond with a longer duration will fluctuate more in price than a bond with a shorter duration. Also, for small changes in interest rates, duration serves to approximate the resulting change in a bond's price. For example, a 1% change in interest rates will cause roughly a 4% move in the price of a zero-coupon bond with a 4-year duration, while an 8% coupon bond (with a 3.6 year duration) will change by approximately 3.6%.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc., ("Moody's") description of its four highest bond ratings: Aaa -- judged to be the best quality. They carry the smallest degree of investment risk; AA -- judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa -- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba -- judged to have speculative elements; their future cannot be considered as well assured;
B -- generally lack characteristics of the desirable investment; Caa -- are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca -- speculative in a high degree; often in default; C -- lowest rated class of bonds; regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its five highest bond ratings: AAA -- highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA -- also qualify as high grade obligations. A very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree; A -- regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC -- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and CC the highest.

     S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

II. DESCRIPTION OF GNMA MORTGAGE-BACKED CERTIFICATES

     GNMA (Government National Mortgage Association) Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the GNMA Portfolio will purchase are of the "modified pass-through" type. "Modified pass-through" Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     THE GNMA GUARANTEE The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a group (or pool) of mortgages insured by FHA or FHMA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     THE LIFE OF GNMA CERTIFICATES The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. (Note: Due to the GNMA guarantee, foreclosures impose no risk to principal investment.) As prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     YIELD CHARACTERISTICS OF GNMA CERTIFICATES The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages. GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates may be issued at a premium or discount, rather than at par.

     2. After issuance, Certificates may trade in the secondary market at a premium or discount.

     3. Interest is earned monthly, rather than semiannually as for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. That is, if mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

     In quoting yields for GNMA Certificates, the standard practice is to assume that the Certificates will have a 12-year life. Compared on this basis, GNMA Certificates have historically yielded roughly .25 of 1% more than high-grade corporate bonds and .50 of 1% more than U.S. Government and U.S. Government Agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a 12-year life.

     MARKET FOR GNMA CERTIFICATES Since the inception of the GNMA Mortgage-Backed Securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

     "WHEN ISSUED" SECURITIES GNMA securities may be purchased and sold on a when issued and delayed delivery basis. Delayed delivery or when issued transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio engages in "when issued" and delayed delivery transactions, the Portfolio relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made. To the extent the Portfolio engages in "when issued" and delayed delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

III. COMMERCIAL PAPER

     A Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by Standard & Poor's or Prime-1 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by Standard & Poor's. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, Vanguard's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. U.S. GOVERNMENT SECURITIES

     The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

     An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal

Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.

V. BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed-rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

VI. SHORT AND INTERMEDIATE TERM CORPORATE DEBT SECURITIES


     Outstanding non-convertible corporate debt securities (e.g. bonds and debentures) which are rated Baa3 or better either by Moody's Investors Service, Inc. ("Moody's") or BBB- or better by Standard & Poor's Corporation ("Standard & Poor's") are considered investment grade.


VII. FOREIGN INVESTMENTS

     The Short-Term Corporate, Intermediate-Term Corporate, High Yield Corporate and Long-Term Corporate Portfolios may invest in the securities (payable in U.S. dollars) of foreign issues and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). Because the Portfolios invest in such securities, investment in the Portfolios involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. issuers. Such risks may include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities held, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other restrictions by foreign governments which may adversely affect the payment of principal and interest on securities held by the Portfolios, difficulty in obtaining and enforcing court judgements abroad, the possibility of restrictions on investments in other jurisdictions, reduced levels of government regulation of securities markets in foreign countries, and difficulties in effecting the repatriation of capital invested abroad. The Short-Term Corporate and Intermediate-Term Corporate Portfolios will not purchase any such foreign security if, as a result, more than 20% of the value of the Portfolio's total assets would be invested in such securities.

VIII. ZERO COUPON TREASURY BONDS


     All Portfolios may invest in zero coupon Treasury bonds, a term used to describe U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on these instruments remains guaranteed by the "full faith and credit" of the United States Government.


     A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value" -- what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of a Portfolio's distributions of net investment income.

     Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

IX. COLLATERALIZED MORTGAGE OBLIGATIONS

     The Short-Term Federal, Short-Term Corporate, Intermediate-Term Corporate and the Short-, Intermediate- and Long-Term U.S. Treasury Portfolios may invest in collateralized mortgage obligations (CMOs), bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche". Under the CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives. The primary risks involved in any mortgage security, such as a CMO issuance, is its exposure to prepayment risk. To the extent a particular tranche is exposed to this risk, the bondholder is generally compensated in the form of higher yield. In order to provide security, in addition to the underlying collateral, many CMO issues also include minimum reinvestment rate and minimum sinking-fund guarantees. Typically, the Portfolios will invest in those CMOs that most appropriately reflect their average maturities and market risk profiles. Consequently, the Short-Term Portfolios invest only in CMOs with highly predictable short-term average maturities. Similarly, the Intermediate- and Long-Term Treasury Portfolios will invest in those CMOs that carry market risks consistent with intermediate- and long-term bonds.

X. REAL ESTATE

     REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. The GNMA Portfolio may invest in real estate investment conduits ("REMICs"). A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates, FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

                                     PART C
                  VANGUARD FIXED INCOME SECURITIES FUND, INC.
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (a) FINANCIAL STATEMENTS


     The Registrant's financial statements for the year ended January 31, 1997, including Price Waterhouse LLP's reports thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1997 Annual Report to Shareholders which has been filed with the Commission. The financial statements, for each of the Registrant's Portfolios, included in the Annual Report respectively are:



      1. Statement of Net Assets as of January 31, 1997.


      2. Statements of Operations for the period ended January 31, 1997.


      3. Statement of Changes of Net Assets for the periods ended January 31, 1996 and January 31, 1997.


      4. Financial Highlights for each of the periods indicated in the annual report for the period ended January 31, 1997.

      5. Notes to Financial Statements.
      6. Reports of Independent Accountants.

     (b) EXHIBITS

     (11) Consent of Independent Accountants.
     (16) Schedule for Computation of Performance Quotations.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant is not controlled by or under common control with any person. The Officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     On January 31, 1997 the number of shareholders of each Portfolio of the Fund was:



        Long-Term Corporate Portfolio..........................................   100,812
        High Yield Corporate Portfolio.........................................   113,902
        GNMA Portfolio.........................................................   245,278
        Short-Term Corporate Portfolio.........................................   113,338
        Long-Term U.S. Treasury Portfolio......................................    39,716
        Short-Term Federal Portfolio...........................................    55,933
        Intermediate-Term U.S. Treasury Portfolio..............................    48,042
        Short-Term U.S. Treasury Portfolio.....................................    38,956
        Intermediate-Term Corporate Portfolio..................................    16,104


ITEM 27. INDEMNIFICATION

     Reference is made to Article XI of Registrant's Articles of Incorporation.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to the caption "Investment Advisers" in the prospectus constituting Part "A" of this Registration Statement and "Investment Advisory Services" in Part "B" of this Registration Statement.


     Wellington Management Company, LLP ("Wellington Management") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Wellington Management, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-159089).


ITEM 29. PRINCIPAL UNDERWRITERS

     (a) None.

     (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodians, CoreStates Bank, N.A., Philadelphia, Pa., State Street Bank and Trust Company, Boston, MA. and Morgan Guaranty Trust Company, New York, N.Y.

ITEM 31. MANAGEMENT SERVICES


     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Fund," the Registrant is not a party to any management-related service contract.


ITEM 32. UNDERTAKINGS


     Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 ("1940 Act") or other applicable law. Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of Directors and to assist in shareholder communications in such matters, to the extent required by law.


     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 2nd day of May, 1997.


    VANGUARD FIXED INCOME SECURITIES FUND, INC.


BY: (Raymond J. Klapinsky) John J. Brennan*, President & Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

BY: (Raymond J. Klapinsky)
    John C. Bogle*, Chairman of the Board and Director

    May 2, 1997


BY: (Raymond J. Klapinsky)
    John J. Brennan*, President, Director
    and Chief Executive Officer

    May 2, 1997


BY: (Raymond J. Klapinsky)
    Robert E. Cawthorn*, Director

    May 2, 1997


BY: (Raymond J. Klapinsky)
    Barbara B. Hauptfuhrer*, Director

    May 2, 1997


BY: (Raymond J. Klapinsky)
    Burton G. Malkiel*, Director

    May 2, 1997


BY: (Raymond J. Klapinsky)
    Bruce K. MacLaury*, Director

    May 2, 1997


BY: (Raymond J. Klapinsky)
    Alfred M. Rankin, Jr.*, Director

    May 2, 1997


BY: (Raymond J. Klapinsky)
    John C. Sawhill*, Director

    May 2, 1997


BY: (Raymond J. Klapinsky)
    James O. Welch, Jr.*, Director

    May 2, 1997


BY: (Raymond J. Klapinsky)
    J. Lawrence Wilson*, Director

    May 2, 1997


BY: (Raymond J. Klapinsky)
    Richard F. Hyland*, Treasurer and Principal
    Financial Officer and Accounting Officer

    May 2, 1997


---------------

*As Attorney-in-Fact, pursuant to Power-of-Attorney. See Form SE filed for the
 Windsor Funds, Inc. (File Number 2-14336), as filed with the Commission on or about January 23, 1990, incorporated by reference.

                               INDEX TO EXHIBITS

Consent of Independent Accountants...................................................  EX-99.B11
Schedule for Computation of Performance Quotations...................................  EX-99.B16
Financial Data Schedule..............................................................      EX-27